UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-09435

Waddell & Reed Advisors Funds

(Exact name of registrant as specified in charter)

6300 Lamar Avenue, Overland Park, Kansas 66202

(Address of principal executive offices) (Zip code)

Mara D. Herrington

6300 Lamar Avenue

Overland Park, Kansas 66202

(Name and address of agent for service)

Registrant’s telephone number, including area code: 913-236-2000

Date of fiscal year end: September 30

Date of reporting period: September 30, 2011

ITEM 1.    REPORTS TO STOCKHOLDERS.

Annual Report

September 30, 2011

Fixed Income Funds

Waddell & Reed Advisors Bond Fund

Waddell & Reed Advisors Global Bond Fund

Waddell & Reed Advisors Government Securities Fund

Waddell & Reed Advisors High Income Fund

Waddell & Reed Advisors Municipal Bond Fund

Waddell & Reed Advisors Municipal High Income Fund

Money Market Fund

Waddell & Reed Advisors Cash Management

CONTENTS

Waddell & Reed Advisors Funds

This report is submitted for the general information of the shareholders of Waddell & Reed Advisors Funds. It is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by a current Waddell & Reed Advisors Funds prospectus, or summary prospectus, and current performance information, including current Lipper ranking information.

2	ANNUAL REPORT	2011

PRESIDENT’S LETTER

Waddell & Reed Advisors Funds	SEPTEMBER 30, 2011 (UNAUDITED)

Henry J. Herrmann, CFA

Dear Shareholder:

The economic recovery continued to slow in the last 12 months and financial markets recorded some of their most dramatic and rapid moves since the financial crisis of 2008, including a sharp decline late in the fiscal period.

Investors around the globe became increasingly cautious, driven by fears of another global economic downturn. With lower confidence comes more volatility.

Several factors converged to slow growth during the period, including one of the worst natural disasters of our time in Japan in March. Supply chain disruptions from this event reverberated around the world. Japan’s economy, however, recovered more quickly than forecast and major manufacturers were returning to normal output by mid-2011. The protracted debate in the U.S. about an extension of the debt ceiling, increasing concerns about slowing economic growth in China and other emerging markets, and the deepening European debt crisis added to uncertainty. In addition, political unrest intensified in the Middle East and North Africa, driving oil prices higher early in the period.

The fears about the U.S. economy increased in August when S&P issued a downgrade of the U.S. credit rating for the first time in history and the Federal Reserve reduced its assessment for growth. Gross domestic product (GDP) grew at an annual rate of only 0.4 percent in the first calendar quarter, increasing to 1.3 percent in the second quarter.

Against this difficult backdrop, the S&P 500 Index declined 0.86 percent for the 12 months ended Sept. 30, 2011, while international markets as represented by the MSCI EAFE Index declined 12.02 percent during the period. Fixed-income markets, as measured by the Citigroup Broad Investment Grade Index, returned 5.26 percent on an annualized basis.

Numerous issues remain, including the challenges in the Middle East, which are likely to remain unresolved for some time, as well as government debt and budget problems abroad and in the U.S. Nonetheless, we remain optimistic that better days are ahead. Supply chain issues related to the events in Japan are improving, which means auto production should provide a significant lift to second half GDP. Interest rates are still low, Federal Reserve and government policy is accommodative, and many companies are reporting robust activity, high levels of available cash and very strong profits.

Economic Snapshot

	9-30-11	9-30-10
S&P 500 Index	1131.42	1141.20
MSCI EAFE Index	1373.33	1561.01
Citigroup Broad Investment Grade Index (annualized yield to maturity)	2.21%	2.33%
U.S. unemployment rate	9.1%	9.6%
30-year fixed mortgage rate	4.11%	4.35%
Oil price per barrel	$79.20	$79.97

Sources: Bloomberg, U.S. Department of Labor

All government statistics shown are subject to periodic revision. The S&P 500 Index is an unmanaged index that tracks the stocks of 500 primarily large-cap U.S. companies. MSCI EAFE Index is an unmanaged index comprised of securities that represent the securities markets in Europe, Australasia and the Far East. Citigroup Broad Investment Grade Index is an unmanaged index comprised of securities that represent the bond market. Annualized yield to maturity is the rate of return anticipated on a bond if it is held until the maturity date. It is not possible to invest directly in any of these indexes. Mortgage rates shown reflect the average rate on a conventional loan with a 60-day lender commitment. Oil prices reflect the market price of West Texas intermediate grade crude.

As always, we thank you for your continued trust and encourage you to share in our optimism for the future.

Respectfully,

Henry J. Herrmann, CFA

President

The opinions expressed in this letter are those of the President of the Waddell & Reed Advisors Funds and are current only through the end of the period of the report, as stated on the cover. The President’s views are subject to change at any time, based on market and other conditions, and no forecasts can be guaranteed.

2011	ANNUAL REPORT	3

ILLUSTRATION OF FUND EXPENSES

Waddell & Reed Advisors Funds	(UNAUDITED)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution and service fees, and other Fund expenses. The following table is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period ended September 30, 2011.

Actual Expenses

The first section in the following table provides information about actual account values and actual expenses for each share class. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. There may be additional fees charged to holders of certain accounts that are not included in the expenses shown in the table. These fees apply to Individual Retirement Accounts (IRAs), IRA Rollovers, Roth IRAs, Conversion Roth IRAs, Simplified Employee Pension (SEP), Simple IRAs, Tax-Sheltered Accounts (TSAs), Keogh Plans, Owner Only 401(k) (Exclusive K) Plans and Final Pay Plans. As of the close of the six months covered by the table, a customer is charged an annual fee of $15 within each plan type. This fee is waived for IRA Rollovers and Conversion Roth IRAs if the customer owns another type of IRA. Coverdell Education Savings

Account plans are charged an annual fee of $10 per customer. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value as such additional expenses are not reflected in the information provided in the following table. Additional fees have the effect of reducing investment returns.

Hypothetical Example for Comparison Purposes

The second section in the following table provides information about hypothetical account values and hypothetical expenses for each share class based on the Fund’s actual expense ratio and an assumed rate of return of five percent per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this five percent hypothetical example with the five percent hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second section in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual(1)			Hypothetical(2)
Fund	Beginning Account Value 3-31-11	Ending Account Value 9-30-11	Expenses Paid During Period*	Beginning Account Value 3-31-11	Ending Account Value 9-30-11	Expenses Paid During Period*	Annualized Expense Ratio Based on the Six-Month Period
Bond Fund
Class A	$1,000	$1,061.50	$4.95	$1,000	$1,020.26	$4.85	0.96%
Class B	$1,000	$1,055.20	$10.89	$1,000	$1,014.44	$10.68	2.12%
Class C	$1,000	$1,055.00	$9.56	$1,000	$1,015.73	$9.37	1.86%
Class Y	$1,000	$1,061.30	$3.40	$1,000	$1,021.73	$3.34	0.67%
Cash Management
Class A	$1,000	$1,000.10	$1.50	$1,000	$1,023.53	$1.52	0.31%
Class B**	$1,000	$1,000.10	$1.50	$1,000	$1,023.53	$1.52	0.31%
Class C**	$1,000	$1,000.10	$1.50	$1,000	$1,023.53	$1.52	0.31%
Global Bond Fund
Class A	$1,000	$974.80	$5.83	$1,000	$1,019.18	$5.96	1.17%
Class B	$1,000	$971.90	$11.24	$1,000	$1,013.62	$11.48	2.28%
Class C	$1,000	$973.10	$9.96	$1,000	$1,015.01	$10.18	2.01%
Class Y	$1,000	$976.80	$3.95	$1,000	$1,021.04	$4.04	0.80%

4	ANNUAL REPORT	2011

ILLUSTRATION OF FUND EXPENSES

Waddell & Reed Advisors Funds	(UNAUDITED)

	Actual(1)			Hypothetical(2)
Fund	Beginning Account Value 3-31-11	Ending Account Value 9-30-11	Expenses Paid During Period*	Beginning Account Value 3-31-11	Ending Account Value 9-30-11	Expenses Paid During Period*	Annualized Expense Ratio Based on the Six-Month Period
Government Securities Fund
Class A	$1,000	$1,072.50	$5.18	$1,000	$1,020.06	$5.05	1.00%
Class B	$1,000	$1,066.00	$11.36	$1,000	$1,014.12	$11.08	2.18%
Class C	$1,000	$1,067.80	$9.62	$1,000	$1,015.76	$9.37	1.86%
Class Y	$1,000	$1,074.30	$3.63	$1,000	$1,021.61	$3.54	0.69%
High Income Fund
Class A	$1,000	$948.40	$5.26	$1,000	$1,019.71	$5.45	1.07%
Class B	$1,000	$943.10	$10.49	$1,000	$1,014.32	$10.88	2.14%
Class C	$1,000	$944.40	$9.14	$1,000	$1,015.63	$9.47	1.88%
Class Y	$1,000	$949.90	$3.80	$1,000	$1,021.22	$3.94	0.77%
Municipal Bond Fund
Class A	$1,000	$1,076.50	$4.46	$1,000	$1,020.76	$4.34	0.86%
Class B	$1,000	$1,071.40	$9.53	$1,000	$1,015.88	$9.27	1.83%
Class C	$1,000	$1,071.80	$9.01	$1,000	$1,016.39	$8.77	1.73%
Municipal High Income Fund
Class A	$1,000	$1,079.30	$4.57	$1,000	$1,020.66	$4.45	0.88%
Class B	$1,000	$1,074.10	$9.54	$1,000	$1,015.88	$9.27	1.83%
Class C	$1,000	$1,074.60	$9.02	$1,000	$1,016.40	$8.77	1.73%

*	Fund expenses for each share class are equal to the Fund’s annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by 183 days in the six-month period ended September 30, 2011, and divided by 365.

**	Class B and Class C are not available for direct investments.

(1)	This section uses the Fund’s actual total return and actual Fund expenses. It is a guide to the actual expenses paid by the Fund in the period. The “Ending Account Value” shown is computed using the Fund’s actual return and the “Expenses Paid During Period” column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. A shareholder may use the information here, together with the dollar amount invested, to estimate the expenses that were paid over the period. For every thousand dollars a shareholder has invested, the expenses are listed in the last column of this section.

(2)	This section uses a hypothetical five percent annual return and actual Fund expenses. It helps to compare the Fund’s ongoing costs with other mutual funds. A shareholder can compare the Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The above illustrations are based on ongoing costs only and do not include any transactional costs, such as sales loads, redemption fees or exchange fees.

2011	ANNUAL REPORT	5

MANAGEMENT DISCUSSION

Bond Fund	(UNAUDITED)

Mark J. Otterstrom	Below, Mark J. Otterstrom, CFA, portfolio manager of the Waddell & Reed Advisors Bond Fund, discusses positioning, performance and results for the fiscal year ended September 30, 2011. He has managed the Fund since 2008 and has 25 years of industry experience.

Fiscal Year Performance

For the 12 months ended September 30, 2011
Bond Fund (Class A shares at net asset value)	3.65%
Benchmark(s) and/or Lipper Category
Citigroup Broad Investment Grade Index	5.26%
(generally reflects the performance of securities representing the bond market)
Lipper Corporate Debt Funds A Rated Universe Average	4.16%
(generally reflects the performance of the universe of funds with similar investment objectives)

Please note that Fund returns include applicable fees and expenses while index returns do not include any such fees.

The Fund underperformed both its Lipper peer group and its benchmark over the last 12 months.

There were several factors that contributed to this below-average performance. The performance was significantly different between the first six months and the last six months of the Fund’s fiscal year.

From October 2010 until February of 2011 Treasury yields steadily increased as the market anticipated an improving economic environment. We were not prepared for this move and we were long duration during a period of sharply higher interest rates. We adjusted our duration in late 2010 as the economy showed signs of improvement. During this period, we also maintained a very high quality portfolio with very little exposure to below investment grade corporate debt. Credit spreads narrowed sharply and the Fund’s lack of exposure to non-investment grade debt contributed to the underperformance.

Rates continued to rise into early 2011 and the Fund benefited from its shorter duration. At the same time, there were several events that radically changed the economic outlook at home and abroad. The March earthquake in Japan proved to be a major setback for manufacturing supply chains. This had a strong dampening effect on the second-quarter growth rate in the U.S. At the same time, the Greek debt crisis came back into focus. Concerns of a growing euro zone debt crisis and the weakening U.S. economic growth outlook combined to lower global economic growth expectations.

While the Fund was late to lengthen duration at the start of the Treasury bond rally in April, in subsequent months it largely participated in the rally that continued until the end of

September. In August, we began to see a tremendous flight-to-quality trade take place. Treasury bonds rallied significantly through the end of September at the same time that spread product widened. The higher credit quality of the Fund protected it from much of the credit selloff that occurred the last two months of the fiscal year.

Market volatility

Extreme volatility has been the state of play over the last several months. Historically, a 5-basis-point change in long Treasury rates was considered a very significant market move. The long bond has seen 20-basis-point rallies one day only to give it all back over the next few days. Over the last six months, long treasury yields have dropped from a high of 4.66 percent to a low of 2.73 percent. However, during that period we witnessed severe fluctuation around that downward trend. We believe this fluctuation reflects the large amount of uncertainty that exists in the U.S. markets as well as markets around the globe.

On Aug. 5, S&P downgraded U.S. Treasury debt to AA+. This was the first downgrade of U.S. Treasury debt since the rating agencies began rating sovereign debt. S&P justified the downgrade by questioning Congress’ ability to deal with structural imbalances in U.S. entitlement programs and the need for fundamental tax reform.

Treasury bonds continued their rally to much lower yields despite this downgrade. While market participants understand the need to address these longer term fundamental reforms, the fiscal troubles around the globe have shown the U.S. is still considered to be the world’s most liquid, most transparent and most stable economy. Despite the ratings downgrade, over the last three months there has been a dramatic flight to quality into Treasuries and out of other international markets. The Greek debt crisis continues to make headlines as the European Union tries to do everything that it can to keep the Euro as its common currency. This will continue to be a difficult task over the coming months. Financial weakness worldwide has only reinforced the U.S. dollar as the world’s reserve currency. This has added to the demand for Treasury debt during this difficult period.

The Federal Reserve’s ‘Operation Twist’

We saw a massive rally in the long bond following the last Federal Open Market Committee meeting in September. The Federal Reserve has stated its intention to do whatever is needed

6	ANNUAL REPORT	2011

to help the U.S. economy get back on firmer footing. The Fed discussed their intention to begin Operation Twist. It plans to extend the duration of its Treasury holdings by purchasing longer maturities using proceeds raised from selling shorter Treasury debt. The Fed’s goal is to flatten the yield curve by driving long rates lower. In doing so, it can greatly reduce the cost of borrowing but there is not much it can do to increase the demand for borrowing. Many small businesses that need financing continue to find it hard to qualify for loans under newer, more stringent credit standards. This dynamic does not help boost the U.S. economic recovery, even with historically low interest rates.

We maintain a very high grade, diversified portfolio in the Fund. There is continued demand for spread product within the high-grade bond market. We lengthened the duration of our corporate bond holdings by extending maturities in the issuers that we believe offer the best value. The Fed has been successful in taking interest rates to very low levels. Agency mortgage bonds provide a stable source of income for the portfolio.

Recent economic releases suggest U.S. economic growth was around 2 percent for the third quarter. There appear to be signs that we may be moving into a more stagnant period of economic growth, but there does not seem to be much data indicating a recession has already begun.

With a fragile U.S. economy, we think it would not take much of a downdraft to take us into a recessionary period. If employment can keep from taking a dramatic turn for the worse, we may be able to move through the remainder of the year with low, non-recessionary growth rates. Until the Fed changes its monetary policy and begins to raise rates, the short end of the curve should act as an anchor for long rates. Our goal is to maintain the portfolio duration above its benchmark at this time. We are moving out the yield curve with corporate names that we are comfortable owning. We are willing to take additional credit risk when we believe we are being compensated to do so.

The Fund’s performance noted above is at net asset value (NAV), and does not include the effect of any applicable sales charges. If reflected, the sales charges would reduce the performance noted.

As with any mutual fund, the value of the Fund’s shares will change, and you could lose money on your investment.

Fixed-income securities are subject to interest rate risk, so the net asset value of the Fund’s shares may fall as interest rates rise. These and other risks are more fully described in the Fund’s prospectus.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager’s views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

Certain U.S. government securities in which the Fund may invest, such as Treasury securities and securities issued by the Government National Mortgage Association (Ginnie Mae), are backed by the full faith and credit of the U.S. government. However, other U.S. government securities in which the Fund may invest, such as securities issued by the Federal National Mortgage Association (Fannie Mae), the Federal Home Loan Mortgage Corporation (Freddie Mac) and the Federal Home Loan Banks (FHLB), are not backed by the full faith and credit of the U.S. government and, instead, may be supported only by the right of the issuer to borrow from the U.S. Treasury or by the credit of the issuer.

On September 7, 2008, the Federal Housing Finance Agency (FHFA), an agency of the U.S. government, placed Fannie Mae and Freddie Mac into conservatorship, a statutory process with the objective of returning the entities to normal business operations. FHFA will act as the conservator to operate Fannie Mae and Freddie Mac until they are stabilized. It is unclear what effect this conservatorship will have on the securities issued or guaranteed by Fannie Mae or Freddie Mac.

The index (indexes) noted are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Waddell & Reed Advisors Bond Fund.

2011	ANNUAL REPORT	7

PORTFOLIO HIGHLIGHTS

Bond Fund	ALL DATA IS AS OF SEPTEMBER 30, 2011 (UNAUDITED)

Asset Allocation

Bonds	98.0%
Corporate Debt Securities	57.0%
United States Government and Government Agency Obligations	35.9%
Mortgage-Backed Securities	3.0%
Municipal Bonds – Taxable	1.2%
Other Government Securities	0.9%
Cash and Cash Equivalents	2.0%

Lipper Rankings

Category: Lipper Corporate Debt Funds A Rated	Rank	Percentile
1 Year	78/135	58
3 Year	91/117	78
5 Year	75/109	69
10 Year	44/63	69

Past performance is no guarantee of future results. Rankings are for Class A shares and are based on average annual total returns, but do not consider sales charges. Rankings for other share classes may vary.

Quality Weightings

Investment Grade	94.2%
AAA	4.1%
AA	43.2%
A	24.1%
BBB	22.8%
Non-Investment Grade	3.8%
BB	3.8%
Cash and Cash Equivalents	2.0%

Our preference is to always use ratings obtained from Standard & Poor’s. For securities not rated by Standard & Poor’s, ratings are obtained from Moody’s.

8	ANNUAL REPORT	2011

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT

Bond Fund	(UNAUDITED)

Please note that the performance of the Fund’s other share classes will be greater or less than the performance shown above for Class A based on the differences in loads and fees paid by shareholders investing in the different classes.

(1)	The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)	Class A	Class B	Class C	Class Y
1-year period ended 9-30-11	-2.32%	-1.66%	2.58%	3.94%
5-year period ended 9-30-11	3.88%	3.86%	4.17%	5.46%
10-year period ended 9-30-11	4.19%	3.79%	3.87%	5.15%

(2)	Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.waddell.com for the Fund’s most recent month-end performance. Class A shares carry a maximum front-end sales load of 5.75%. Class B and Class C shares carry a maximum contingent deferred sales charge (CDSC) of 5% and 1%, respectively (the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase). Class Y shares are not subject to sales charges.

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

2011	ANNUAL REPORT	9

SCHEDULE OF INVESTMENTS

Bond Fund (in thousands)	SEPTEMBER 30, 2011

CORPORATE DEBT SECURITIES	Principal	Value

Aerospace & Defense – 1.2%
Bombardier Inc., 7.500%, 3–15–18 (A)	$10,200	$10,761
Honeywell International Inc., 5.000%, 2–15–19	5,000	5,796

		16,557

Apparel Retail – 1.0%
Limited Brands, Inc.:
8.500%, 6–15–19	3,000	3,390
7.000%, 5–1–20	10,676	11,210

		14,600

Biotechnology – 1.2%
Amgen Inc.:
6.150%, 6–1–18	12,500	15,214
5.700%, 2–1–19	2,000	2,393

		17,607

Brewers – 1.0%
Anheuser-Busch InBev Worldwide Inc., 5.375%, 1–15–20	12,000	13,999

Broadcasting – 1.6%
CBS Corporation, 8.875%, 5–15–19	13,076	16,719
NBCUniversal Media, LLC, 5.150%, 4–30–20	5,297	5,816

		22,535

Cable & Satellite – 2.7%
Comcast Cable Communications, Inc., 8.500%, 5–1–27	5,250	6,928
Comcast Corporation, 5.150%, 3–1–20	7,000	7,911
DirecTV Holdings LLC and DirecTV Financing Co., Inc., 3.500%, 3–1–16	9,000	9,292
Time Warner Inc., 4.750%, 3–29–21	12,250	12,881

		37,012

Coal & Consumable Fuels – 0.2%
Peabody Energy Corporation, 6.500%, 9–15–20	3,000	3,154

Computer & Electronics Retail – 0.3%
Best Buy Co., Inc., 3.750%, 3–15–16	5,000	4,850

Consumer Finance – 2.4%
American Express Credit Corporation, 2.750%, 9–15–15	5,000	5,027
Capital One Financial Corporation, 3.150%, 7–15–16	8,500	8,420
Ford Motor Credit Company LLC, 7.000%, 4–15–15	10,000	10,501
John Deere Capital Corporation, 2.250%, 6–7–16	9,500	9,655

		33,603

Data Processing & Outsourced Services – 0.7%
Western Union Company (The), 3.650%, 8–22–18	10,000	10,104

CORPORATE DEBT SECURITIES (Continued)	Principal	Value

Distillers & Vintners – 1.0%
Diageo Capital plc, 5.750%, 10–23–17	$12,000	$14,028

Diversified Banks – 2.6%
HSBC Holdings plc, 5.100%, 4–5–21	16,000	16,499
U.S. Bancorp, 4.125%, 5–24–21	10,000	10,797
Wells Fargo & Company, 3.676%, 6–15–16 (B)	11,000	11,454

		38,750

Diversified Capital Markets – 1.4%
Credit Suisse AG, 3.500%, 3–23–15	7,000	7,004
Deutsche Bank AG, 3.250%, 1–11–16	12,500	12,263

		19,267

Diversified Chemicals – 2.0%
Dow Chemical Company, (The), 8.550%, 5–15–19	11,207	14,371
E.I. du Pont de Nemours and Company:
2.750%, 4–1–16	4,000	4,201
5.750%, 3–15–19	9,000	10,794

		29,366

Diversified Metals & Mining – 1.0%
Rio Tinto Finance (USA) Limited, 3.750%, 9–20–21	13,500	13,468

Education Services – 0.3%
Trustees of Princeton University (The), 4.950%, 3–1–19	3,000	3,547

Electric Utilities – 1.7%
Detroit Edison Company (The), 3.900%, 6–1–21	11,625	12,387
NextEra Energy Capital Holdings, Inc., 7.875%, 12–15–15	10,000	11,936

		24,323

Electrical Components & Equipment – 0.2%
Emerson Electric Co., 4.875%, 10–15–19	2,500	2,906

Electronic Manufacturing Services – 0.6%
Jabil Circuit, Inc., 8.250%, 3–15–18	7,350	8,324

Environmental & Facilities Services – 1.8%
Republic Services, Inc., 4.750%, 5–15–23	12,000	13,051
Waste Management, Inc., 4.600%, 3–1–21	12,299	13,212

		26,263

Fertilizers & Agricultural Chemicals – 0.3%
Potash Corporation of Saskatchewan Inc., 3.250%, 12–1–17	4,500	4,688

Forest Products – 1.0%
Georgia-Pacific LLC, 5.400%, 11–1–20 (A)	14,000	14,262

10	ANNUAL REPORT	2011

SCHEDULE OF INVESTMENTS

Bond Fund (in thousands) SEPTEMBER 30, 2011

CORPORATE DEBT SECURITIES (Continued)	Principal	Value

Health Care Services – 2.0%
Medco Health Solutions, Inc.:
7.125%, 3–15–18	$9,000	$10,920
4.125%, 9–15–20	5,500	5,474
Quest Diagnostics Incorporated, 3.200%, 4–1–16	11,000	11,428

		27,822

Health Care Supplies – 0.4%
DENTSPLY International Inc., 4.125%, 8–15–21	5,500	5,761

Home Improvement Retail – 0.9%
Home Depot, Inc. (The), 4.400%, 4–1–21	12,000	13,059

Household Appliances – 0.1%
Controladora Mabe, S.A. de C.V., 6.500%, 12–15–15 (A)	2,000	2,040

Household Products – 1.0%
Procter & Gamble Company (The), 8.000%, 9–1–24	10,000	14,814

Industrial Conglomerates – 1.4%
General Electric Capital Corporation, 5.625%, 5–1–18	13,000	14,227
Westinghouse Electric Corporation, 8.875%, 6–14–14	4,500	5,189

		19,416

Integrated Oil & Gas – 0.7%
Shell International Finance B.V., 4.375%, 3–25–20	8,500	9,559

Integrated Telecommunication Services – 1.3%
AT&T Inc., 5.800%, 2–15–19	1,500	1,758
Verizon Communications Inc., 8.750%, 11–1–18	12,500	16,757

		18,515

Investment Banking & Brokerage – 1.8%
Goldman Sachs Group, Inc. (The), 5.375%, 3–15–20	13,000	12,926
Morgan Stanley, 4.100%, 1–26–15	12,450	11,877

		24,803

IT Consulting & Other Services – 0.4%
International Business Machines Corporation, 7.625%, 10–15–18	4,000	5,311

Life & Health Insurance – 0.8%
MetLife Global Funding I, 2.500%, 9–29–15 (A)	5,500	5,546
Prudential Financial, Inc., 4.750%, 9–17–15	5,000	5,222

		10,768

Multi-Utilities – 2.5%
Dominion Resources, Inc., 5.250%, 8–1–33	7,500	8,516

CORPORATE DEBT SECURITIES (Continued)	Principal	Value

Multi-Utilities (Continued)
Duke Energy Carolinas, LLC, 4.300%, 6–15–20	$3,250	$3,595
Duke Energy Indiana, Inc., 3.750%, 7–15–20	7,000	7,453
NorthWestern Corporation, 6.340%, 4–1–19	7,000	8,220
Pacific Gas and Electric Company, 3.500%, 10–1–20	8,000	8,212

		35,996

Office Electronics – 1.2%
Xerox Corporation, 6.350%, 5–15–18	14,100	16,043

Oil & Gas Equipment & Services – 2.4%
Baker Hughes Incorporated, 3.200%, 8–15–21 (A)	3,000	3,028
Enterprise Products Operating LLC, 4.050%, 2–15–22	5,000	5,017
Halliburton Company:
6.150%, 9–15–19	7,000	8,488
6.750%, 2–1–27	4,950	6,248
Schlumberger Investment S.A. (GTD by Schlumberger Limited), 3.300%, 9–14–21 (A)	2,500	2,506
Schlumberger S.A. (GTD by Schlumberger Limited), 2.650%, 1–15–16 (A)	9,500	9,790

		35,077

Oil & Gas Storage & Transportation – 1.6%
Maritimes & Northeast Pipeline, L.L.C., 7.500%, 5–31–14 (A)	9,188	9,932
Sunoco Logistics Partners Operations L.P., 8.750%, 2–15–14	4,500	5,092
Tennessee Gas Pipeline Company, 7.000%, 3–15–27	6,000	6,975

		21,999

Other Diversified Financial Services – 2.5%
Bank of America Corporation:
3.625%, 3–17–16	8,000	7,287
6.500%, 8–1–16	3,000	2,981
ING Bank N.V., 4.000%, 3–15–16 (A)	7,000	7,047
JPMorgan Chase & Co., 6.000%, 1–15–18	17,000	18,950

		36,265

Packaged Foods & Meats – 1.3%
H.J. Heinz Company, 3.125%, 9–12–21	3,500	3,490
Kraft Foods Inc., 5.375%, 2–10–20	12,000	13,598

		17,088

Paper Products – 0.1%
Westvaco Corporation, 7.500%, 6–15–27	910	1,034

Pharmaceuticals – 1.8%
Express Scripts, Inc., 3.125%, 5–15–16	7,000	7,072

2011	ANNUAL REPORT	11

SCHEDULE OF INVESTMENTS

Bond Fund (in thousands) SEPTEMBER 30, 2011

CORPORATE DEBT SECURITIES (Continued)	Principal	Value

Pharmaceuticals (Continued)
GlaxoSmithKline Capital Inc., 5.650%, 5–15–18	$7,500	$9,079
Johnson & Johnson, 5.150%, 7–15–18	6,000	7,282
Novartis Capital Corporation, 4.400%, 4–24–20	2,000	2,263

		25,696

Property & Casualty Insurance – 1.5%
Berkshire Hathaway Inc., 3.750%, 8–15–21	10,000	10,157
Fidelity National Financial, Inc., 6.600%, 5–15–17	10,000	10,543

		20,700

Railroads – 0.3%
Burlington Northern Santa Fe, LLC, 3.450%, 9–15–21	4,000	4,080

Restaurants – 0.7%
YUM! Brands, Inc., 6.250%, 3–15–18	8,310	9,834

Semiconductors – 0.5%
Broadcom Corporation, 2.375%, 11–1–15 (A)	7,530	7,601

Soft Drinks – 0.2%
Bottling Group, LLC, 5.125%, 1–15–19	2,800	3,274

Specialty Chemicals – 1.2%
Lubrizol Corporation (The), 8.875%, 2–1–19	12,000	16,292

Systems Software – 1.0%
CA, Inc., 5.375%, 12–1–19	13,000	14,319

Water Utilities – 0.3%
California Water Service Company, 5.875%, 5–1–19	3,000	3,578

Wireless Telecommunication Service – 0.9%
America Movil, S.A.B. de C.V., 5.000%, 3–30–20	12,000	12,672

TOTAL CORPORATE DEBT SECURITIES – 57.0%		$806,629
(Cost: $763,089)

MORTGAGE-BACKED SECURITIES
Commercial Mortgage-Backed Securities – 2.2%
Banc of America Commercial Mortgage Inc., Commercial Mortgage Pass-Through Certificates, Series 2005–2, 4.783%, 7–10–43 (B)	6,630	6,697
Deutsche Mortgage and Asset Receiving Corporation COMM 2005–C6 Commercial Mortgage Pass-Through Certificates, 5.144%, 6–10–44	18,500	18,732

MORTGAGE-BACKED SECURITIES (Continued)	Principal	Value

Commercial Mortgage-Backed Securities (Continued)
J.P. Morgan Chase Commercial Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2004–C1, 4.719%, 1–15–38	$6,000	$6,310

		31,739

Non-Agency REMIC/CMO – 0.8%
MASTR Adjustable Rate Mortgage Trust 2005–1, 3.345%, 3–25–35 (B)	6,128	590
Merrill Lynch Mortgage Trust 2005–CIP1, 4.949%, 7–12–38 (B)	6,000	6,132
Structured Adjustable Rate Mortgage Loan Trust, Mortgage Pass-Through Certificates, Series 2004–1, 2.502%, 2–25–34 (B)	2,464	283
Structured Adjustable Rate Mortgage Loan Trust, Mortgage Pass-Through Certificates, Series 2004–3AC, 2.412%, 3–25–34 (B)	3,370	403
Structured Adjustable Rate Mortgage Loan Trust, Mortgage Pass-Through Certificates, Series 2004–5, 2.918%, 5–25–34 (B)	2,073	58
Wells Fargo Mortgage Pass-Through Certificates, Series 2003–10, 4.500%, 9–25–18	3,466	3,561

		11,027

TOTAL MORTGAGE-BACKED SECURITIES – 3.0%		$42,766
(Cost: $53,095)

MUNICIPAL BONDS – TAXABLE
Massachusetts – 0.3%
MA Hlth and Edu Fac Auth, Rev Bonds, Harvard Univ Issue, Ser 2008C, 5.260%, 10–1–18	3,750	4,413

New York – 0.9%
NYC Indl Dev Agy, Rental Rev Bonds (Yankee Stadium Proj), Ser 2009, 11.000%, 3–1–29 (A)	10,750	13,132

TOTAL MUNICIPAL BONDS – TAXABLE – 1.2%		$17,545
(Cost: $14,500)

OTHER GOVERNMENT SECURITIES – 0.9%
Canada
Province de Quebec, 7.140%, 2–27–26	9,200	$12,804

(Cost: $9,420)

UNITED STATES GOVERNMENT AGENCY OBLIGATIONS
Agency Obligations – 0.6%
Federal Farm Credit Bank, 4.600%, 1–29–20	7,500	8,661

12	ANNUAL REPORT	2011

SCHEDULE OF INVESTMENTS

Bond Fund (in thousands) SEPTEMBER 30, 2011

UNITED STATES GOVERNMENT AGENCY OBLIGATIONS (Continued)	Principal	Value
Mortgage-Backed Obligations – 22.7%
Federal Home Loan Mortgage Corporation Adjustable Rate Participation Certificates, 4.000%, 2–15–23	$4,941	$5,133
Federal Home Loan Mortgage Corporation Agency REMIC/CMO:
5.000%, 5–15–19	4,500	4,959
5.000%, 5–15–23	5,500	6,097
5.000%, 9–15–31 (C)	3,053	138
5.500%, 5–15–34	943	1,007
Federal Home Loan Mortgage Corporation Fixed Rate Participation Certificates:
4.500%, 3–1–19	998	1,068
4.500%, 10–1–20	3,738	3,996
5.000%, 6–1–21	1,585	1,713
6.000%, 7–1–22	1,433	1,558
5.000%, 6–1–23	9,019	9,691
4.000%, 7–1–25	10,895	11,487
4.500%, 6–15–27	7,003	7,333
4.500%, 5–15–32	8,848	9,632
5.500%, 10–1–35	2,344	2,553
4.000%, 11–15–36	5,699	5,984
4.500%, 5–15–39	2,670	2,851
Federal National Mortgage Association Agency REMIC/CMO:
5.000%, 3–25–18	7,331	7,906
5.000%, 6–25–18	6,750	7,378
3.000%, 3–15–25	12,833	13,365
4.000%, 2–25–26	9,052	9,576
3.500%, 3–15–26	6,743	7,081
5.000%, 3–25–29	1,058	1,061
4.000%, 11–25–32	910	973
5.000%, 7–15–33	10,000	10,507
3.500%, 8–25–33	2,204	2,315
4.500%, 12–25–34	3,180	3,372
4.000%, 10–15–35	11,906	12,791
5.500%, 7–15–36	2,725	2,912
5.500%, 11–25–36 (C)	13,798	1,965
4.500%, 3–25–37	8,957	9,445
5.500%, 4–25–37	6,648	7,343
4.000%, 3–25–39	3,750	3,897
4.000%, 5–25–39	9,420	10,021
4.500%, 8–15–39	10,759	11,734
4.500%, 6–25–40	8,620	9,367
4.500%, 10–25–40	11,684	12,748
5.000%, 7–25–50	11,611	12,727
Federal National Mortgage Association Fixed Rate Pass-Through Certificates:
5.506%, 4–1–17	7,915	9,002
4.000%, 11–1–18	1,817	1,936
4.500%, 6–1–19	2,933	3,143
4.500%, 8–1–19	3,395	3,639
4.500%, 9–1–19	5,592	5,958
5.000%, 12–1–19	1,606	1,738
5.500%, 10–1–21	9,490	10,324
5.500%, 11–1–22	3,613	3,930
5.000%, 9–1–23	6,988	7,517
4.000%, 3–1–24	10,139	10,708
5.000%, 4–1–24	2,826	3,081
4.500%, 7–25–24	3,000	3,264
5.000%, 4–1–25	6,520	7,014

UNITED STATES GOVERNMENT AGENCY OBLIGATIONS (Continued)	Principal	Value
Mortgage-Backed Obligations (Continued)
5.000%, 6–25–32	$2,165	$2,252
5.500%, 2–1–33	1,725	1,884
6.000%, 4–1–33	922	1,025
5.000%, 9–1–33	4,979	5,381
5.500%, 2–1–35	4,986	5,517

		320,997

TOTAL UNITED STATES GOVERNMENT AGENCY OBLIGATIONS – 23.3%		$329,658
(Cost: $318,969)

UNITED STATES GOVERNMENT OBLIGATIONS
Treasury Obligations – 12.6%
United States Treasury Bonds:
8.000%, 11–15–21	8,900	13,922
4.375%, 5–15–41	20,000	25,919
3.750%, 8–15–41	30,000	35,062
United States Treasury Notes:
2.375%, 2–28–15	14,850	15,777
3.625%, 8–15–19	30,000	34,575
3.625%, 2–15–21	25,000	28,922
3.125%, 5–15–21	22,000	24,458

TOTAL UNITED STATES GOVERNMENT OBLIGATIONS – 12.6%		$178,635
(Cost: $159,804)

SHORT-TERM SECURITIES
Commercial Paper – 2.0%
BHP Billiton Finance (USA) Limited (GTD by BHP Billiton Limited), 0.090%, 10–14–11 (D)	8,000	8,000
CVS Caremark Corporation, 0.250%, 10–3–11 (D)	3,000	3,000
Heinz (H.J.) Co., 0.330%, 10–17–11 (D)	5,000	4,999
Mattel Inc., 0.310%, 10–17–11 (D)	5,000	4,999
Sara Lee Corporation, 0.280%, 10–18–11 (D)	6,560	6,559

		27,557

Master Note – 0.1%
Toyota Motor Credit Corporation, 0.113%, 10–3–11 (E)	1,629	1,629

TOTAL SHORT-TERM SECURITIES – 2.1%		$29,186
(Cost: $29,186)

TOTAL INVESTMENT SECURITIES – 100.1%		$1,417,223
(Cost: $1,348,063)

LIABILITIES, NET OF CASH AND OTHER ASSETS – (0.1%)		(1,887)

NET ASSETS – 100.0%		$1,415,336

2011	ANNUAL REPORT	13

SCHEDULE OF INVESTMENTS

Bond Fund (in thousands) SEPTEMBER 30, 2011

Notes to Schedule of Investments

(A)	Securities were purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2011, the total value of these securities amounted to $85,645 or 6.1% of net assets.

(B)	Variable rate security. Interest rate disclosed is that which is in effect at September 30, 2011.

(C)	Interest Only Security. Amount shown as principal represents notional amount for computation of interest.

(D)	Rate shown is the yield to maturity at September 30, 2011.

(E)	Variable rate security. Interest rate disclosed is that which is in effect at September 30, 2011. Date shown represents the date that the variable rate resets.

The following table is a summary of the valuation of the Fund’s investments by the fair value hierarchy levels as of September 30, 2011. See Note 1 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Corporate Debt Securities	$—	$806,629	$—
Mortgage-Backed Securities	—	42,766	—
Municipal Bonds	—	17,545	—
Other Government Securities	—	12,804	—
United States Government Agency Obligations	—	329,658	—
United States Government Obligations	—	178,635	—
Short-Term Securities	—	29,186	—
Total	$—	$1,417,223	$—

The following acronyms are used throughout this schedule:

CMO = Collateralized Mortgage Obligation

GTD = Guaranteed

REMIC = Real Estate Mortgage Investment Conduit

See Accompanying Notes to Financial Statements.

14	ANNUAL REPORT	2011

MANAGEMENT DISCUSSION

Cash Management	(UNAUDITED)

Mira Stevovich

Below, Mira Stevovich, CFA, portfolio manager of Waddell & Reed Advisors Cash Management, discusses positioning, performance and results for the fiscal year ended September 30, 2011. She has managed the Fund since 1999 and has 25 years of industry experience.

The money market stabilized and returned to a more normal environment during most of the Fund’s fiscal year ended Sept. 30, 2011. The Federal Reserve continued to maintain a policy that provided liquidity to the economy. As the Fund’s fiscal year ended, the credit and money markets had survived the U.S. debt ceiling crisis and were being affected by the sovereign debt problems in Europe. The economy, which had been showing signs of improvement early in the year, seemed to stagnate. Investment grade money market rates remained at historic lows.

Lower rates, higher-quality bias

The Fund’s fiscal year started with the federal funds rate between 0 and 0.25 percent, where it remains to date. The Federal Reserve indicated that this low level of interest rate would, most likely, be maintained through 2013.

The drastically low federal funds rate during the Fund’s fiscal year restrained the performance of the Fund and rates on money market investments in general. The new Securities and Exchange Commission (SEC) regulation requiring 30 percent of the Fund’s securities mature in seven days or less also affected the Fund’s return. We sought to maintain the Fund’s yield by purchasing longer-dated securities as credit spreads were wide, and by investing in floating rate notes based on the three-month London Interbank Offered Rate (LIBOR). This move positively affected Fund performance and helped support the Fund’s yield.

Credit quality remained an important factor in the management and performance of the Fund. We have been especially mindful of this as problems in the financial system negatively affected the money markets. We are cautious in our review of the companies and securities in which we invest. We select investments that we believe to be of the highest credit quality, based on our credit risk constraints, although this higher-quality bias can hold down yield.

Staying the course

During the Fund’s fiscal year, we have emphasized investments of the highest credit quality from many industries and sectors, and we intend to continue to do so going forward. Because banks have been particularly negatively affected by the financial crisis, we have been very selective in our investment in the banking sector. We anticipate that we will continue to use floating-rate securities in the current fiscal year, pending future developments in the money markets. We intend to continue to include U.S. Treasury and government agency securities, as necessary.

We are managing the Fund to comply with new SEC regulations of money market funds, which were announced in January 2010. The new regulations were designed by the SEC in an effort to provide money market investors with greater protection and more timely information about the fund in which they invest. To this end, we are maintaining daily and weekly liquidity levels according to the new regulations, to provide for the liquidity needs of our shareholders. We will continue to manage the Fund in what we believe to be a prudent manner and in accordance with SEC regulations.

Please remember that an investment in the Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager’s views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

2011	ANNUAL REPORT	15

PORTFOLIO HIGHLIGHTS

Cash Management	ALL DATA IS AS OF SEPTEMBER 30, 2011 (UNAUDITED)

Asset Allocation

Corporate Obligations	57.5%
Commercial Paper	31.2%
Notes	26.3%
Municipal Obligations	39.8%
United States Government and Government Agency Obligations and Liabilities, Net of Cash and Other Assets	2.7%

Lipper Rankings

Category: Lipper Money Market Funds	Rank	Percentile
1 Year	65/274	24
3 Year	8/252	4
5 Year	47/234	20
10 Year	95/194	49

Past performance is no guarantee of future results. Rankings are for Class A shares and are based on average annual total returns, but do not consider sales charges. Rankings for other share classes may vary.

16	ANNUAL REPORT	2011

SCHEDULE OF INVESTMENTS

Cash Management (in thousands)	SEPTEMBER 30, 2011

CORPORATE OBLIGATIONS	Principal	Value

Commercial Paper
American Honda Finance Corp. (GTD by Honda Motor Co.), 0.210%, 12–12–11 (A)	$17,500	$17,492
Axis Bank Limited (GTD by Bank of America, N.A.), 0.370%, 10–3–11 (A)	10,800	10,800
Baxter International Inc., 0.110%, 10–6–11 (A)	19,000	19,000
BHP Billiton Finance (USA) Limited (GTD by BHP Billiton Limited), 0.130%, 11–15–11 (A)	11,000	10,998
Corporacion Andina de Fomento:
0.190%, 10–17–11 (A)	9,000	8,999
0.250%, 11–21–11 (A)	2,000	1,999
0.770%, 12–7–11 (A)	19,000	18,973
0.700%, 5–15–12 (A)	17,000	16,925
E.I. du Pont de Nemours and Company:
0.120%, 10–25–11 (A)	7,000	6,999
0.130%, 10–27–11 (A)	24,000	23,998
0.160%, 12–1–11 (A)	3,700	3,699
0.170%, 12–8–11 (A)	20,000	19,993
Hewlett–Packard Company, 0.110%, 10–4–11 (A)	18,000	18,000
PACCAR Financial Corp., 0.110%, 10–4–11 (A)	14,000	14,000
River Fuel Company #2, Inc. (GTD by Bank of Nova Scotia), 0.200%, 10–31–11 (A)	17,800	17,797
River Fuel Trust #1 (GTD by Bank of Nova Scotia), 0.300%, 12–15–11 (A)	17,319	17,308
Sonoco Products Co., 0.310%, 10–3–11 (A)	5,525	5,525
St. Jude Medical, Inc.:
0.190%, 10–11–11 (A)	11,500	11,499
0.180%, 10–13–11 (A)	8,000	8,000
0.210%, 10–27–11 (A)	25,100	25,096
Straight-A Funding, LLC (GTD by Federal Financing Bank):
0.160%, 10–4–11 (A)	2,000	2,000
0.160%, 11–8–11 (A)	29,000	28,995
0.190%, 12–16–11 (A)	4,600	4,598
0.190%, 12–19–11 (A)	17,020	17,013
0.190%, 12–20–11 (A)	3,000	2,999
Wisconsin Electric Power Co., 0.120%, 10–3–11 (A)	14,530	14,530

Total Commercial Paper – 31.2%		347,235
Notes
American Honda Finance Corp. (GTD by Honda Motor Co.):
0.530%, 12–28–11 (B)	16,000	16,012
0.610%, 12–28–11 (B)	7,000	7,000
0.470%, 12–29–11 (B)	11,100	11,100
Bank of America, N.A., 0.550%, 10–24–11 (B)	12,800	12,800
BellSouth Corporation (GTD by AT&T Inc.), 4.370%, 4–26–12 (C)	36,300	37,036
Citigroup Funding Inc. (GTD by Federal Deposit Insurance Corporation), 0.670%, 10–3–11 (B)(D)	14,000	14,028

CORPORATE OBLIGATIONS (Continued)	Principal	Value

Notes (Continued)
Citigroup Inc.:
0.470%, 12–16–11 (B)	$5,209	$5,201
6.000%, 2–21–12	5,000	5,104
5.250%, 2–27–12	5,450	5,544
Eli Lilly and Company, 3.550%, 3–6–12	1,300	1,317
EPC–Allentown, LLC, Incr Var Rate Demand Bonds, Ser 2005 (GTD by Wachovia Bank, N.A.), 0.220%, 10–7–11 (B)	8,205	8,205
General Electric Capital Corporation:
0.480%, 11–21–11 (C)	7,750	7,751
5.875%, 2–15–12	6,460	6,586
3.500%, 8–13–12	8,600	8,819
5.250%, 10–19–12	29,400	30,737
IBM International Group Capital LLC (GTD by International Business Machines Corporation), 0.590%, 11–28–11 (B)	11,000	11,000
Kimberly-Clark Corporation, 4.428%, 12–19–11	20,000	20,160
P&W Holdings, LLC, Var Rate Demand Bonds, Ser 2005 (GTD by Wells Fargo Bank, N.A.), 0.220%, 10–7–11 (B)	3,895	3,895
Rabobank Nederland:
0.450%, 10–26–11 (B)	8,500	8,505
0.430%, 11–16–11 (B)	7,500	7,500
The Academy of the New Church, Var Rate Demand Bonds, Ser 2008 (GTD by Wachovia Bank, N.A.), 0.220%, 10–7–11 (B)	18,240	18,240
Toyota Motor Credit Corporation, 0.330%, 10–3–11 (B)	26,000	26,000
Trap Rock Industries, Inc., Var Demand Bonds, Ser 2005 (GTD by Wachovia Bank, N.A.), 0.220%, 10–7–11 (B)	11,580	11,580
Wachovia Corporation, 0.480%, 12–1–11 (B)	7,600	7,603

Total Notes – 26.3%		291,723

TOTAL CORPORATE OBLIGATIONS – 57.5%		$638,958
(Cost: $638,958)

MUNICIPAL OBLIGATIONS
Arizona – 0.4%
The Indl Dev Auth of Phoenix, AZ, Adj Mode Multifam Hsng Rev Rfdg Bonds (Paradise Lakes Apt Proj), Ser 2007A (GTD by Wachovia Bank, N.A.), 0.140%, 10–7–11 (B)	4,000	4,000

California – 7.0%
CA Hlth Fac Fin Auth, Var Rate Hosp Rev Bonds (Adventist Hlth Sys/West), Ser 1998B (GTD by Bank of America, N.A.), 0.180%, 10–3–11 (B)	1,485	1,485

2011	ANNUAL REPORT	17

SCHEDULE OF INVESTMENTS

Cash Management (in thousands) SEPTEMBER 30, 2011

MUNICIPAL OBLIGATIONS (Continued)	Principal	Value

California (Continued)
CA Muni Fin Auth, Recovery Zone Fac Bonds (Chevron U.S.A. Inc. Proj), Ser 2010C (GTD by Chevron Corporation), 0.090%, 10–3–11 (B)	$11,800	$11,800
CA Pollutn Ctl Fin Auth, Pollutn Ctl Rfdg Rev Bonds (Pacific Gas and Elec Co), Ser C (GTD by JPMorgan Chase Bank, N.A.), 0.120%, 10–3–11 (B)	4,500	4,500
CA Statewide Cmnty Dev Auth, Multifam Hsng Rev Bonds (The Crossings Sr Apts /Phase I), Ser 2005 I (GTD by United States Government), 0.160%, 10–7–11 (B)	8,285	8,285
CA Statewide Cmnty Dev Auth, Multifam Hsng Rev Bonds (Wyndover Apts), Ser 2004 LL (GTD by United States Government), 0.150%, 10–7–11 (B)	9,500	9,500
City of Whittier, Hlth Fac Rev Bonds (Presbyterian Intercmnty Hosp), Ser 2009 (GTD by U.S. Bank, N.A.):
0.110%, 10–7–11 (B)	19,660	19,660
0.110%, 10–7–11 (B)	7,000	7,000
Fremont (Alameda Cnty, CA), Fremont Public Fin Auth (GTD by U.S. Bank, N.A.), 0.140%, 10–7–11 (B)	7,315	7,315
Santa Clara Cnty Fin Auth, Var Rate Rev Bonds, El Camino Hosp, Ser 2009A (GTD by Wells Fargo Bank, N.A.), 0.120%, 10–7–11 (B)	8,000	8,000

		77,545

Colorado – 2.9%
Castle Pines North Fin Corp, Var Rate Cert of Part, Ser 2009 (GTD by Wells Fargo Bank, N.A.), 0.220%, 10–7–11 (B)	3,015	3,015
Castle Rock, CO, Cert of Part, Ser 2008 (GTD by Wells Fargo Bank, N.A.), 0.220%, 10–7–11 (B)	14,685	14,685
CO Hsng and Fin Auth, Multifam Hsng Rev Bonds (Greentree Vlg Apts Proj), Ser 2007 (GTD by U.S. Bank, N.A.), 0.170%, 10–7–11 (B)	7,300	7,300
Harvest Junction Metro Dist (Longmont, CO), Ltd Tax GO Var Rate Bonds, Ser 2006 (GTD by U.S Bank, N.A.), 0.220%, 10–7–11 (B)	2,945	2,945
Sheridan Redev Agy CO Tax, Var Rfdg S Santa Fe Dr Corridor Redev PJ–Ser A–1 (GTD by JPMorgan Chase & Co.):
0.220%, 10–7–11 (B)	2,000	2,000
0.450%, 10–7–11 (B)	800	800
Westminster Econ Dev Auth, Tax Incr Rev Rfdg Bonds (Mandalay Gardens Urban Renewal Proj), Ser 2009 (GTD by U.S. Bank, N.A.), 0.220%, 10–7–11 (B)	1,560	1,560

		32,305

MUNICIPAL OBLIGATIONS (Continued)	Principal	Value

Florida – 0.6%
Pinellas Cnty Edu Fac Auth, Rfdg Prog Rev Bonds (Pooled Independent Higher Edu Institutions Loan Prog), Ser 1985 (GTD by Wachovia Bank, N.A.), 0.200%, 10–5–11	$7,200	$7,200

Georgia – 4.8%
Dev Auth of Talbot Cnty, Incr Indl Dev Rev Bonds (Junction City Mining Co, LLC Proj), Ser 2000 (GTD by Wachovia Bank, N.A.), 0.270%, 10–7–11 (B)	2,780	2,780
Muni Elec Auth of GA (GTD by Wells Fargo Bank, N.A.), 0.220%, 10–17–11	50,310	50,310

		53,090

Illinois – 1.4%
Chicago, IL, Econ Dev Rev Bonds (Crane Carton Co Proj), Ser 1992 (GTD by Wells Fargo Bank, N.A.), 0.300%, 10–7–11 (B)	3,000	3,000
Elmurst, IL, Adj Demand Rev Bonds, Joint Comsn on Accrediation of Hlthcare Org, Ser 1988 (GTD by JPMorgan Chase Bank, N.A.), 0.150%, 10–7–11 (B)	8,825	8,825
IL Fin Auth, Var Rate Demand Rev Bonds (The Carle Fndtn), Ser 2009 (GTD by JPMorgan Chase Bank, N.A.), 0.080%, 10–7–11 (B)	3,460	3,460

		15,285

Indiana – 0.2%
IN Fin Auth, Hlth Sys Rev Bonds (Sisters of St. Francis Hlth Svcs, Inc. Oblig Group), Ser 2009H (GTD by JPMorgan Chase Bank, N.A.), 0.130%, 10–7–11 (B)	2,000	2,000

Louisiana – 3.0%
LA Pub Fac Auth, Rev Bonds (Air Products and Chemicals Proj), Ser 2008A (GTD by Air Products and Chemicals, Inc.), 0.120%, 10–3–11 (B)	8,448	8,448
LA Pub Fac Auth, Rev Bonds (Air Products and Chemicals Proj), Ser 2009A (GTD by Air Products and Chemicals, Inc.), 0.110%, 10–7–11 (B)	14,650	14,650
LA Pub Fac Auth, Var Rate Rev Rfdg Bonds (CHRISTUS Hlth), Ser 2009B-1 (GTD by Bank of New York (The)), 0.120%, 10–7–11 (B)	5,000	5,000
Parish of St. Bernard, LA, Exempt Fac Rev Bonds (Mobil Oil Corp Proj), Ser 1996 (GTD by Exxon Mobil Corporation), 0.100%, 10–3–11 (B)	5,425	5,425

		33,523

Maryland – 1.0%
MD Hlth and Higher Edu Fac Auth Rev Bonds, Anne Arundel Hlth Sys Issue, Ser 2009A (GTD by Toronto Dominion Bank), 0.210%, 10–7–11 (B)	10,550	10,550

18	ANNUAL REPORT	2011

SCHEDULE OF INVESTMENTS

Cash Management (in thousands) SEPTEMBER 30, 2011

MUNICIPAL OBLIGATIONS (Continued)	Principal	Value

Massachusetts – 1.3%
MA Hlth and Edu Fac Auth, Var Rate Rev Bonds, Dana-Farber Cancer Institute Issue, Ser 2008L-1 (GTD by JPMorgan Chase Bank, N.A.), 0.120%, 10–7–11 (B)	$14,000	$14,000

Michigan – 1.5%
Board of Regents of Eastn MI Univ, Gen Rev Var Rate Demand Rfdg Bonds, Ser 2009A (GTD by JPMorgan Chase & Co.), 0.210%, 10–3–11 (B)	16,900	16,900

Mississippi – 4.5%
MS Business Fin Corp, Adj Mode Indl Dev Rev Bonds (Belk, Inc. Proj), Ser 2005 (GTD by Wachovia Bank, N.A.), 0.220%, 10–7–11 (B)	8,919	8,919
MS Business Fin Corp, Gulf Opp Zone Indl Dev Rev Bonds (Chevron U.S.A. Inc. Proj), Ser 2007D (GTD by Chevron Corporation), 0.100%, 10–3–11 (B)	33,610	33,610
MS Business Fin Corp, Gulf Opp Zone Indl Dev Rev Bonds (Chevron U.S.A. Inc. Proj), Ser 2010J (GTD by Chevron Corporation), 0.100%, 10–3–11 (B)	7,850	7,850

		50,379

Missouri – 0.9%
Kansas City, MO, Var Rate Demand Spl Oblig Rfdg Bonds (President Hotel Redev Proj), Ser 2009B (GTD by JPMorgan Chase & Co.), 0.230%, 10–7–11 (B)	6,655	6,655
MO Dev Fin Board, Infra Fac Rev Bonds (Ninth Street Garage Proj), Ser 2004B (GTD by Bank of America, N.A.), 0.460%, 10–7–11 (B)	3,265	3,265

		9,920

Montana – 0.4%
Great Falls, MT, Multifam Hsng Rev Bonds (Autumn Run Apt Proj), Ser 1998 (GTD by U.S. Bank, N.A.), 0.180%, 10–7–11 (B)	4,575	4,575

New York – 1.7%
NY Hsng Fin Agy, Related-Caroline Apt Hsng Rev Bonds, Ser 2008A (GTD by Federal Home Loan Mortgage Corporation), 0.160%, 10–7–11 (B)	14,000	14,000
NYC Hsng Dev Corp, Multi-Fam Mtg Rev Bonds (Target V Apt), Ser 2006 A (GTD by Citibank, N.A.), 0.170%, 10–7–11 (B)	5,200	5,200

		19,200

MUNICIPAL OBLIGATIONS (Continued)	Principal	Value

Ohio – 0.6%
Franklin, OH, Var Rate Demand Hosp Fac Rfdg and Impvt Rev Bonds (U.S. Hlth Corp of Columbus), Ser 1996A (GTD by U.S. Bank, N.A.), 0.130%, 10–7–11 (B)	$6,400	$6,400

Oregon – 0.3%
Hosp Fac Auth of Clackamas Cnty, OR, Rev Bonds (Legacy Hlth Sys), Ser 2008B (GTD by U.S. Bank, N.A.), 0.130%, 10–7–11 (B)	3,595	3,595

Tennessee – 0.2%
The Hlth and Edu Fac Board of the Metro Govt of Nashville and Davidson Cnty, TN, Var Rate Rev and Rfdg Bonds (Meharry Med College Proj), Ser 1998 (GTD by Bank of America, N.A.), 0.410%, 10–7–11 (B)	2,705	2,705

Texas – 5.7%
Harris Cnty Hosp Dist, Sr Lien Rfdg Rev Bonds, Ser 2010 (GTD by JPMorgan Chase & Co.), 0.160%, 10–7–11 (B)	23,800	23,800
Port Arthur Navigation Dist Indl Dev Corp, Exempt Fac Var Rate Rev Bonds (Air Products Proj), Ser 2005 (GTD by Air Products and Chemicals, Inc.), 0.120%, 10–3–11 (B)	10,025	10,025
Port Arthur Navigation Dist Indl Dev Corp, Exempt Fac Var Rate Rev Bonds (Air Products Proj), Ser 2006 (GTD by Air Products and Chemicals, Inc.), 0.120%, 10–3–11 (B)	29,275	29,275

		63,100

Washington – 0.2%
WA State Hsng Fin Comsn, Var Rate Demand Multifam Mtg Rev Bonds (Lake Washington Apt Proj), Ser 1996 (GTD by U.S. Bank, N.A.), 0.180%, 10–7–11 (B)	2,140	2,140

Wisconsin – 1.0%
WI Hlth and Edu Fac Auth, Var Rate Demand Rev Bonds (Wausau Hosp, Inc.), Ser 1998B (GTD by JPMorgan Chase Bank, N.A.), 0.120%, 10–7–11 (B)	4,830	4,830
WI Hlth and Edu Fac Auth, Var Rate Rev Bonds (Aurora Hlth Care Inc.), Ser 2008-A (GTD by U.S. Bank, N.A.), 0.120%, 10–7–11 (B)	6,275	6,275

		11,105

Wyoming – 0.2%
Uinta Cnty, WY, Pollutn Ctl Rfdg Rev Bonds (Chevron U.S.A. Inc. Proj), Ser 1992 (GTD by Chevron Corporation), 0.100%, 10–3–11 (B)	2,369	2,369

TOTAL MUNICIPAL OBLIGATIONS – 39.8%		$441,886
(Cost: $441,886)

2011	ANNUAL REPORT	19

SCHEDULE OF INVESTMENTS

Cash Management (in thousands) SEPTEMBER 30, 2011

UNITED STATES GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS	Principal	Value

United States Government Agency Obligations
Overseas Private Investment Corporation (GTD by United States Government):
0.080%, 10–7–11 (B)	$9,434	$9,434
0.080%, 10–7–11 (B)	3,402	3,402
0.080%, 10–7–11 (B)	3,000	3,000
Totem Ocean Trailer Express, Inc. (GTD by United States Government), 0.600%, 10–17–11 (B)	18,643	18,643

TOTAL UNITED STATES GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS – 3.1%		$34,479
(Cost: $34,479)

TOTAL INVESTMENT SECURITIES – 100.4%		$1,115,323
(Cost: $1,115,323)

LIABILITIES, NET OF CASH AND OTHER ASSETS – (0.4%)		(4,389)

NET ASSETS – 100.0%		$1,110,934

Notes to Schedule of Investments

(A)	Rate shown is the yield to maturity at September 30, 2011.

(B)	Variable rate security. Interest rate disclosed is that which is in effect at September 30, 2011. Date shown represents the date that the variable rate resets or the next demand date.

(C)	Variable rate security. Interest rate disclosed is that which is in effect at September 30, 2011.

(D)	Security is fully guaranteed by the Federal Deposit Insurance Corporation for both interest and principal under the Debt Guarantee Program of the Temporary Liquidity Guarantee Program. The guarantee expires at the earlier of the security’s maturity date or December 31, 2012.

The following table is a summary of the valuation of the Fund’s investments by the fair value hierarchy levels as of September 30, 2011. See Note 1 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Corporate Obligations	$—	$638,958	$—
Municipal Obligations	—	441,886	—
United States Government Agency Obligations	—	34,479	—
Total	$—	$1,115,323	$—

The following acronym is used throughout this schedule:

GTD = Guaranteed

See Accompanying Notes to Financial Statements.

20	ANNUAL REPORT	2011

MANAGEMENT DISCUSSION

Global Bond Fund	(UNAUDITED)

Mark G. Beischel	Daniel J. Vrabac	Below, Mark G. Beischel, CFA, and Daniel J. Vrabac, portfolio managers of the Waddell & Reed Advisors Global Bond Fund, discuss positioning, performance and results for the fiscal year ended September 30, 2011. Mr. Beischel has been a manager of the Fund since 2002 and has 18 years of industry experience. Mr. Vrabac, who has 32 years of industry experience, returned as co-manager on September 3, 2008, and had been a manager of the Fund from September 2000 through March 2007.

Fiscal Year Performance

For the 12 months ended September 30, 2011
Global Bond Fund (Class A shares at net asset value)	-0.72%
Benchmark(s) and/or Lipper Category
Barclays Capital Multiverse Index	3.85%
(reflects the performance of the global bond market.)
Barclays Capital U.S. Dollar-Denominated Universal Index	4.77%
(reflects the performance of securities generally representing the world’s bond markets)
Lipper Global Income Funds Universe Average	1.71%
(generally reflects the performance of the universe of funds with similar investment objectives)

Please note that Fund returns include applicable fees and expenses while index returns do not include any such fees.

The Fund’s benchmark index changed in July 2011 to the Barclays Capital Multiverse Index (Global Aggregate Index, Global High-Yield Index). The Multiverse Index provides a broad-base measure of the global fixed income bond market. It is a combination of the Global Aggregate (U.S. Aggregate, Pan European Aggregate, Asian Pacific Aggregate, and Other Global Aggregate) and the Global High Yield indexes. This index captures global sovereigns, global currencies, and global credit which we believe is more representative of the types of securities in which the Fund can invest. For comparison purposes, both indexes are included in this year’s report.

The fiscal year amounted to a tale of two different stories that led to the underperformance of the Fund.

During the beginning of the fiscal year, the Federal Reserve’s Federal Open Market Committee engaged in another round of quantitative easing (QE II) through its $600 billion asset purchase program while other central banks demonstrated an impressive willingness to remain supportive of growth and inflation. The European Central Bank delayed its withdrawal of emergency liquidity and stepped up its purchasing of southern sovereign bonds, while across emerging markets, central bankers were very cautious about tightening, focusing more on limiting the impact of the Federal Reserve’s liquidity injection on their local markets.

During the first and second quarters of 2011, interest rates actually increased due increasing inflation expectations. This was especially evident in the emerging market countries. The inflation that started off in the emerging markets spread into the developed markets through energy and food. As those inflationary pressures continued to build, emerging market central governments were forced to increase their policy rates. Along with the higher relative rates and search for additional yield, the U.S. dollar weakened. Approximately 98% of the Fund’s assets are denominated in the

U.S. dollar. As the dollar weakened during this time frame, the Fund underperformed relative to the benchmark.

The second story of the fiscal year consisted of the past three months where global growth and European sovereign concerns have resurfaced. What started off as a minor problem in the European periphery has morphed into a potential banking crisis. Additionally, U.S. growth came in significantly below expectations driven primarily by the fiscal drag from the tightening of state and local governments.

The events in Europe and the U.S., along with weaker global growth projections, brought the risk-off trade back to light. The aversion trade led to the widening of credit spreads and with approximately 65 percent of the Fund invested in corporate credit, it underperformed the benchmark. Yields on U.S. Treasuries rallied on the Fed’s Operation Twist, which involved the Fed selling short-term Treasuries and buying longer-term bonds, and Bernanke’s statement of the “significant” downside risk to the market. The flight to quality trade over the summer months reduced rates globally and longer duration assets outperformed shorter duration assets. The Fund underperformed during this time frame because of its relatively shorter duration of 2.5 year versus the 5.8 year benchmark. This underperformance was mitigated by the Fund’s large exposure to the U.S. Dollar as flows in international funds were repatriated back into the safety of the dollar during this time period. The foreign currency derivatives deployed during the year had no material effect on performance.

Seeking opportunities

We continue to seek opportunities to reduce volatility in the Fund. It all starts with our intensive credit analysis that takes into consideration how companies will perform in multiple economic scenarios. We are maintaining a low duration strategy for the Fund as it allows us a higher degree of certainty involving the companies in which we can invest. Although maintaining a shorter duration increases portfolio turnover, we believe it benefits the investor by: (1) lessening the overall sensitivity to the deterioration in the credit market, (2) allowing the portfolio to reinvest the maturing paper at more attractive yields and (3) providing greater protection against the risk of inflation and/or higher interest rates. We continue to focus on maintaining proper diversification for the Fund. The Fund has the opportunity to invest in different securities, sectors, countries, and currencies. This flexibility allows us to potentially

2011	ANNUAL REPORT	21

have less volatility while seeking a reasonable yield that we believe will reward investors over the long term.

Given the current volatility and uncertainty regarding markets and the dollar, our bond exposure is now nearly all U.S. dollar based. We do have exposure to different currencies through the forward market. The Fund has a 9.0 percent exposure in the Chinese renminbi, a 3.9 percent short position in the euro, and a 3.2 percent short in the Japanese yen. The Chinese government is already diversifying away from the U.S. dollar through direct investments as well as currency swaps with other countries. A small, developing off-shore renminbi-denominated corporate bond market is gaining mass and we will continue to monitor it for investment opportunities. This should bode well for the renminbi versus the U.S. dollar.

Given our heavy exposure to non-Treasury issuers, we continued to search for value in the emerging market corporate space. With the dramatic backup in credit spreads that occurred in late August and September the Fund was able to add opportunistically to emerging market credit. This allowed us to add to current holdings at relatively attractive prices as well as buy those credits that came to market in the second quarter of 2011 at better valuations.

The global outlook

The global growth prospects continue to look weak for both the advanced economies and emerging markets. Interest rates are likely to stay low, and negative in real terms, for a long period of time for the main advanced economies. For the U.S., if the downside risk intensifies, policymakers might turn to still-stronger language to guide down rate expectations. Renewed expansion of the Fed’s balance sheet is unlikely unless deflation becomes a clear danger. We expect more ratings downgrades among the euro area countries. The intensifying European sovereign debt crisis is likely to further hit economic growth, reinforcing the mood of caution among companies and households. The expected slowdown in the global economy is likely to weigh on the euro zone export growth. We expect more monetary easing across a range of emerging markets due to the global growth concerns that are becoming more prevalent.

The Fund’s performance noted above is at net asset value (NAV), and does not include the effect of any applicable sales charges. If reflected, the sales charge would reduce the performance noted.

As with any mutual fund, the value of the Fund’s shares will change, and you could lose money on your investment.

International investing involves additional risks, including currency fluctuations, political or economic conditions affecting the foreign country, and differences in accounting standards and foreign regulations.

Fixed-income securities are subject to interest rate risk, so the net asset value of the Fund’s shares may fall as interest rates rise. Diversification cannot ensure a profit or protect against loss in a declining market.

These and other risks are more fully described in the Fund’s prospectus.

The opinions expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. The managers’ views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

Certain U.S. government securities in which the Fund may invest, such as Treasury securities and securities issued by the Government National Mortgage Association (Ginnie Mae), are backed by the full faith and credit of the U.S. government. However, other U.S. government securities in which the Fund may invest, such as securities issued by the Federal National Mortgage Association (Fannie Mae), the Federal Home Loan Mortgage Corporation (Freddie Mac) and the Federal Home Loan Banks (FHLB), are not backed by the full faith and credit of the U.S. government and, instead, may be supported only by the right of the issuer to borrow from the U.S. Treasury or by the credit of the issuer.

On September 7, 2008, the Federal Housing Finance Agency (FHFA), an agency of the U.S. government, placed Fannie Mae and Freddie Mac into conservatorship, a statutory process with the objective of returning the entities to normal business operations. FHFA will act as the conservator to operate Fannie Mae and Freddie Mac until they are stabilized. It is unclear what effect this conservatorship will have on the securities issues or guaranteed by Fannie Mae or Freddie Mac.

The index (indexes) noted are unmanaged and include reinvested dividends. One cannot invest directly in an index nor is an index representative of the Waddell & Reed Advisors Global Bond Fund.

22	ANNUAL REPORT	2011

PORTFOLIO HIGHLIGHTS

Global Bond Fund	ALL DATA IS AS OF SEPTEMBER 30, 2011 (UNAUDITED)

Asset Allocation

Bonds	96.8%
Corporate Debt Securities	74.1%
United States Government and Government Agency Obligations	18.9%
Other Government Securities	3.8%
Cash and Cash Equivalents and Equities	3.2%

Quality Weightings

Investment Grade	64.2%
AA	19.3%
A	11.7%
BBB	33.2%
Non-Investment Grade	32.6%
BB	18.1%
B	10.3%
CCC	0.3%
Non-rated	3.9%
Cash and Cash Equivalents and Equities	3.2%

Our preference is to always use ratings obtained from Standard & Poor’s. For securities not rated by Standard & Poor’s, ratings are obtained from Moody’s.

Lipper Rankings

Category: Lipper Global Income Funds	Rank	Percentile
1 Year	136/167	81
3 Year	100/132	76
5 Year	58/103	56
10 Year	48/66	72

Past performance is no guarantee of future results. Rankings are for Class A shares and are based on average annual total returns, but do not consider sales charges. Rankings for other share classes may vary.

Country Weightings

North America	39.0%
United States	33.2%
Other North America	5.8%
South America	23.4%
Brazil	11.0%
Columbia	3.9%
Argentina	3.8%
Other South America	4.7%
Europe	17.2%
Russia	7.4%
United Kingdom	4.4%
Other Europe	5.4%
Pacific Basin	15.7%
India	5.4%
Other Pacific Basin	10.3%
Other	3.0%
Cash and Cash Equivalents	1.7%

2011	ANNUAL REPORT	23

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT

Global Bond Fund	(UNAUDITED)

Please note that the performance of the Fund’s other share classes will be greater or less than the performance shown above for Class A based on the differences in loads and fees paid by shareholders investing in the different classes.

(1)	The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)	Class A	Class B	Class C	Class Y
1-year period ended 9-30-11	-6.42%	-5.60%	-1.52%	-0.59%
5-year period ended 9-30-11	4.13%	4.18%	4.49%	5.78%
10-year period ended 9-30-11	4.77%	4.36%	4.45%	5.80%

(2)	Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.waddell.com for the Fund’s most recent month-end performance. Class A shares carry a maximum front-end sales load of 5.75%. Class B and Class C shares carry a maximum contingent deferred sales charge (CDSC) of 5% and 1%, respectively (the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase). Class Y shares are not subject to sales charges.

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

24	ANNUAL REPORT	2011

SCHEDULE OF INVESTMENTS

Global Bond Fund (in thousands)	SEPTEMBER 30, 2011

COMMON STOCKS	Shares	Value

Diversified Metals & Mining – 0.7%
Southern Copper Corporation	256	$6,392

Oil & Gas Storage & Transportation – 0.3%
Plains All American Pipeline, L.P.	37	2,178

Tobacco – 0.3%
Altria Group, Inc.	83	2,231

Water Utilities – 0.2%
Aguas Andinas S.A. (A)	3,909	2,062

TOTAL COMMON STOCKS – 1.5%		$12,863
(Cost: $13,753)

CORPORATE DEBT SECURITIES	Principal
Aerospace & Defense – 1.2%
Bombardier Inc., 7.500%, 3–15–18 (B)	$3,900	4,115
Embraer Overseas Limited, 6.375%, 1–24–17	5,900	6,342

		10,457

Agricultural Products – 2.1%
CCL Finance Limited:
9.500%, 8–15–14 (B)	6,000	6,690
9.500%, 8–15–14	3,050	3,401
Corporacion Pesquera Inca S.A.C., 9.000%, 2–10–17	5,735	5,735
Virgolino de Oliveira Finance Limited, 10.500%, 1–28–18 (B)	2,000	1,830

		17,656

Air Freight & Logistics – 0.0%
FedEx Corporation, 7.375%, 1–15–14	300	340

Airlines – 1.0%
Aeropuertos Argentina 2000 S.A., 10.750%, 12–1–20 (B)	3,007	3,066
GOL Finance, 9.250%, 7–20–20	4,250	3,528
TAM Capital 2 Inc., 9.500%, 1–29–20	2,100	2,074

		8,668

Alternative Carriers – 0.5%
PCCW-HKT Capital No. 2 Limited, 6.000%, 7–15–13	3,750	3,937

Asset Management & Custody Banks – 0.9%
Bhira Investments Limited, 8.500%, 4–27–71	8,500	7,908

Automobile Manufacturers – 0.1%
Toyota Motor Credit Corporation, 5.130%, 1–18–15 (C)	1,000	982

Automotive Retail – 0.7%
TGI International Ltd., 9.500%, 10–3–17	5,600	5,992

Brewers – 1.3%
AmBev International Finance Co. Ltd., 9.500%, 7–24–17 (D)	BRL2,300	1,248

CORPORATE DEBT SECURITIES (Continued)	Principal	Value

Brewers (Continued)
Anheuser-Busch InBev Worldwide Inc., 3.000%, 10–15–12	$1,250	$1,276
Companhia Brasileira de Bebidas, 10.500%, 12–15–11	2,000	2,033
Miller Brewing Company, 5.500%, 8–15–13	3,300	3,541
SABMiller plc, 5.700%, 1–15–14 (B)	3,000	3,258

		11,356

Broadcasting – 1.0%
Globo Comunicacoe e Participacoes S.A., 6.250%, 12–20–49 (E)	8,000	8,140

Coal & Consumable Fuels – 1.5%
Indo Energy Finance B.V., 7.000%, 5–7–18 (B)	7,688	6,841
Indo Integrated Energy B.V., 8.500%, 6–1–12	412	420
Indo Integrated Energy II B.V., 9.750%, 11–5–16	650	631
PT Adaro Indonesia, 7.625%, 10–22–19	4,950	4,851

		12,743

Construction & Engineering – 1.1%
Odebrecht Drilling Norbe VII/IX Ltd., 6.350%, 6–30–21 (B)	2,100	2,079
Odebrecht Finance Ltd.:
9.625%, 4–9–14 (B)	6,000	6,720
7.500%, 10–18–17	524	545

		9,344

Construction Materials – 0.2%
Rearden G Holdings EINS GmbH, 7.875%, 3–30–20	1,400	1,358

Consumer Finance – 0.6%
Banco BMG S.A.:
9.150%, 1–15–16	2,000	1,940
9.150%, 1–15–16 (B)	500	485
SLM Corporation, 5.109%, 4–1–14 (C)	2,500	2,317

		4,742

Distillers & Vintners – 1.3%
Central European Distribution Corporation, 9.125%, 12–1–16 (B)	3,000	2,160
Central European Distribution Corporation, Convertible, 3.000%, 3–15–13	4,025	2,757
Diageo Capital plc, 5.200%, 1–30–13	5,000	5,272
Diageo Finance B.V., 5.500%, 4–1–13	1,000	1,067

		11,256

Diversified Banks – 8.1%
Banco Bradesco S.A., 4.125%, 5–16–16 (B)	6,800	6,766
Banco Cruzeiro do Sul S.A., 8.500%, 2–20–15 (B)	7,500	6,750
Banco de Credito del Peru, 4.750%, 3–16–16 (B)	8,000	7,721
Banco Industrial e Comercial S.A., 6.250%, 1–20–13 (B)	3,500	3,526

2011	ANNUAL REPORT	25

SCHEDULE OF INVESTMENTS

Global Bond Fund (in thousands)	SEPTEMBER 30, 2011

CORPORATE DEBT SECURITIES (Continued)	Principal	Value

Diversified Banks (Continued)
Banco Santander Brasil, S.A., 4.500%, 4–6–15 (B)	$2,250	$2,160
Banco Santander Chile, S.A.:
5.375%, 12–9–14	1,750	1,834
3.750%, 9–22–15 (B)	5,550	5,529
3.750%, 9–22–15	700	697
Bancolombia S.A., 4.250%, 1–12–16 (B)	6,650	6,517
Export-Import Bank of Korea (The), 5.500%, 10–17–12	5,000	5,165
Hongkong and Shanghai Banking Corporation (The), 5.000%, 8–29–49 (C)	2,500	2,400
ICICI Bank Limited:
5.750%, 1–12–12 (B)	3,000	3,016
6.625%, 10–3–12 (B)	3,000	3,074
4.750%, 11–25–16 (B)	2,500	2,392
SB Capital S.A., 5.499%, 7–7–15	2,000	1,970
Sberbank Rossii OAO, 6.480%, 5–15–13	3,600	3,735
State Bank of India, 4.500%, 10–23–14	3,950	4,043
VTB Capital S.A., 6.609%, 10–31–12 (B)	2,000	2,020

		69,315

Diversified Chemicals – 0.1%
Dow Chemical Company (The), 7.600%, 5–15–14	1,000	1,136

Diversified Metals & Mining – 5.1%
Anglo American Capital plc, 9.375%, 4–8–14 (B)	5,000	5,811
BHP Billiton Finance (USA) Limited, 8.500%, 12–1–12	1,500	1,629
Glencore Funding LLC, 6.000%, 4–15–14 (B)	5,970	6,146
Raspadskaya Securities Limited, 7.500%, 5–22–12	4,500	4,460
Rio Tinto Finance (USA) Limited, 8.950%, 5–1–14	6,750	7,984
Southern Peru Copper Corporation, 6.375%, 7–27–15 (B)	1,375	1,474
Suzano Trading Ltd, 5.875%, 1–23–21 (B)	5,750	5,161
Teck Resources Limited, 9.750%, 5–15–14	6,000	7,114
Vedanta Resources plc:
8.750%, 1–15–14	2,000	1,910
8.750%, 1–15–14	1,650	1,609

		43,298

Electric Utilities – 4.9%
Allegheny Energy, Inc., 8.250%, 4–15–12 (B)	5,000	5,175
Compania de Transporte de Energia Electrica en Alta Tension TRANSENER S.A., 9.750%, 8–15–21 (B)	4,695	4,038
EEB International Ltd., 8.750%, 10–31–14	6,615	6,746
Empresa Distribuidora y Comercializadora Norte S.A., 9.750%, 10–25–22 (B)	3,410	2,864

CORPORATE DEBT SECURITIES (Continued)	Principal	Value

Electric Utilities (Continued)
ENEL Finance International S.A., 3.875%, 10–7–14 (B)	$2,500	$2,441
Korea Southern Power Co., Ltd., 5.375%, 4–18–13 (B)	2,000	2,086
Majapahit Holding B.V.:
7.250%, 10–17–11 (B)	1,000	1,000
7.750%, 10–17–16	3,900	4,329
Oncor Electric Delivery Company LLC, 6.375%, 5–1–12	1,000	1,030
PPL Energy Supply, LLC:
6.400%, 11–1–11	5,300	5,321
6.300%, 7–15–13	700	749
Rural Electrification Corporation Limited, 4.250%, 1–25–16	4,300	4,218
RusHydro Finance Limited, 7.875%, 10–28–15 (D)	RUB70,000	2,000
Tata Electric Companies, 8.500%, 8–19–17	$200	200

		42,197

Food Distributors – 1.4%
Cargill, Inc., 6.375%, 6–1–12 (B)	3,370	3,498
Olam International Limited, 7.500%, 8–12–20	9,150	8,186

		11,684

Gas Utilities – 0.9%
National Fuel Gas Company, 6.700%, 11–21–11	3,700	3,725
Transportadora de Gas del Sur S.A.:
7.875%, 5–14–17 (B)	2,000	1,760
7.875%, 5–14–17	1,950	1,716

		7,201

Health Care Facilities – 0.3%
HCA Inc., 6.750%, 7–15–13	2,200	2,233

Homebuilding – 1.5%
Desarrolladora Homex, S.A. de C.V., 7.500%, 9–28–15	7,161	6,946
URBI, Desarrollos Urbanos, S.A. de C.V.:
8.500%, 4–19–16	2,900	2,900
8.500%, 4–19–16 (B)	2,500	2,500

		12,346

Household Appliances – 1.0%
Controladora Mabe, S.A. de C.V.:
6.500%, 12–15–15	4,400	4,488
6.500%, 12–15–15 (B)	4,100	4,182

		8,670

Household Products – 0.0%
Clorox Co., 5.450%, 10–15–12	385	402

Independent Power Producers & Energy Traders – 3.0%
China Resources Power Holdings Company Limited, 3.750%, 8–3–15	8,650	8,320
Empresa Nacional de Electricidad S.A., 8.350%, 8–1–13	3,000	3,285

26	ANNUAL REPORT	2011

SCHEDULE OF INVESTMENTS

Global Bond Fund (in thousands)	SEPTEMBER 30, 2011

CORPORATE DEBT SECURITIES (Continued)	Principal	Value

Independent Power Producers & Energy Traders (Continued)
Listrindo Capital B.V.:
9.250%, 1–29–15 (B)	$5,700	$5,594
9.250%, 1–29–15	4,150	4,073
TransAlta Corporation, 5.750%, 12–15–13	3,500	3,787

		25,059

Industrial Conglomerates – 0.9%
Jaiprakash Associates Limited, Convertible, 0.000%, 9–12–12 (F)	6,800	8,041

Industrial Machinery – 0.3%
Ingersoll-Rand Global Holding Company Limited, 6.000%, 8–15–13	2,125	2,294

Integrated Oil & Gas – 1.2%
Cenovus Energy Inc., 4.500%, 9–15–14	2,000	2,157
Empresa Nacional del Petroleo, 6.750%, 11–15–12 (B)	2,400	2,529
Gazprom International S.A., 7.201%, 2–1–20	2,954	3,099
TNK-BP Finance S.A., 6.125%, 3–20–12	2,000	2,020

		9,805

Investment Banking & Brokerage – 0.6%
Morgan Stanley:
5.560%, 5–1–14 (C)	1,000	982
0.500%, 2–11–16 (C)(D)	CNY 27,700	3,861

		4,843

IT Consulting & Other Services – 0.5%
iGATE Corporation, 9.000%, 5–1–16 (B)	$4,400	4,092

Marine – 1.7%
PB Issuer (No. 2) Limited, Convertible, 1.750%, 4–12–16	7,750	6,355
SCF Capital Limited:
5.375%, 10–27–17 (B)	4,000	3,600
5.375%, 10–27–17	3,925	3,533

		13,488

Marine Ports & Services – 0.5%
Novorossiysk Port Capital S.A., 7.000%, 5–17–12	4,000	4,000

Multi-Utilities – 3.1%
Abu Dhabi National Energy Company PJSC:
5.620%, 10–25–12	3,000	3,092
5.620%, 10–25–12 (B)	3,000	3,092
6.600%, 8–1–13	2,000	2,130
Aquila, Inc., 11.875%, 7–1–12 (C)	2,500	2,689
Black Hills Corporation:
6.500%, 5–15–13	5,000	5,334
9.000%, 5–15–14	4,800	5,531
Veolia Environment, 5.250%, 6–3–13	4,000	4,208

		26,076

CORPORATE DEBT SECURITIES (Continued)	Principal	Value

Office Electronics – 0.1%
Xerox Corporation, 5.500%, 5–15–12	$1,000	$1,028

Oil & Gas Drilling – 2.7%
Lancer Finance Company (SPV) Limited, 5.850%, 12–12–16 (B)	2,924	2,866
Noble Group Limited:
8.500%, 5–30–13 (B)	6,900	7,107
4.875%, 8–5–15	700	644
QGOG Atlantic/Alaskan Rigs Ltd.:
5.250%, 7–30–18 (B)	6,450	5,805
5.250%, 7–30–18	1,350	1,215
Weatherford International, Inc., 5.950%, 6–15–12	5,000	5,143

		22,780

Oil & Gas Equipment & Services – 1.0%
Petroleum Geo-Services ASA, Convertible, 2.700%, 12–3–12	8,800	8,470

Oil & Gas Exploration & Production – 4.2%
Anadarko Petroleum Corporation, 5.750%, 6–15–14	1,000	1,088
Essar Energy Investment Limited, Convertible, 4.250%, 2–1–16	13,500	8,558
Novatek Finance Limited, 5.326%, 2–3–16 (B)	8,200	8,016
Pacific Rubiales Energy Corp., 8.750%, 11–10–16 (B)	7,933	8,507
Pan American Energy LLC:
7.750%, 2–9–12	375	375
7.875%, 5–7–21 (B)	4,000	4,005
7.875%, 5–7–21	1,650	1,652
Ras Laffan Liquefied Natural Gas Co. Ltd., 5.500%, 9–30–14 (B)	3,000	3,248

		35,449

Oil & Gas Storage & Transportation – 4.2%
DCP Midstream, LLC, 9.700%, 12–1–13 (B)	5,000	5,734
Empresas Publicas de Medellin E.S.P., 8.375%, 2–1–21 (D)	COP 8,100,000	4,161
Energy Transfer Partners, L.P., 5.650%, 8–1–12	$3,100	3,195
Maritimes & Northeast Pipeline, L.L.C., 7.500%, 5–31–14 (B)	5,972	6,455
Midcontinent Express Pipeline LLC, 5.450%, 9–15–14	3,500	3,750
ONEOK Partners, L.P., 5.900%, 4–1–12	865	884
Plains All American Pipeline, L.P., and PAA Finance Corp., 5.625%, 12–15–13	400	431
Sunoco Logistics Partners Operations L.P., 8.750%, 2–15–14	2,500	2,829
TransCapital Limited:
7.700%, 8–7–13	2,800	2,971
5.670%, 3–5–14 (B)	3,100	3,114
TransCapitalInvest Limited, 6.103%, 6–27–12 (B)	2,000	2,045

2011	ANNUAL REPORT	27

SCHEDULE OF INVESTMENTS

Global Bond Fund (in thousands)	SEPTEMBER 30, 2011

CORPORATE DEBT SECURITIES (Continued)	Principal	Value

Oil & Gas Storage & Transportation (Continued)
Transneft, 6.103%, 6–27–12	$500	$511

		36,080

Packaged Foods & Meats – 3.2%
BFF International Limited, 7.250%, 1–28–20 (B)	7,900	8,235
Bunge Limited Finance Corp., 5.350%, 4–15–14	3,550	3,748
Cadbury Schweppes US Finance LLC, 5.125%, 10–1–13 (B)	6,000	6,413
JBS Finance II Ltd., 8.250%, 1–29–18 (B)	6,300	5,198
JBS USA LLC and JBS USA Finance, Inc., 11.625%, 5–1–14	2,100	2,247

		25,841

Paper Products – 2.3%
Fibria Overseas Finance Ltd.:
7.500%, 5–4–20 (B)	3,589	3,374
6.750%, 3–3–21 (B)	1,800	1,611
International Paper Company, 7.400%, 6–15–14	5,350	5,937
Inversiones CMPC S.A., 4.750%, 1–19–18 (B)	6,600	6,677
IRSA Inversiones y Representaciones S.A., 8.500%, 2–2–17	2,000	1,885

		19,484

Precious Metals & Minerals – 0.5%
ALROSA Finance S.A., 8.875%, 11–17–14	4,000	4,100

Publishing – 0.6%
Pearson Dollar Finance Two plc:
5.500%, 5–6–13 (B)	3,000	3,193
5.500%, 5–6–13	2,000	2,128

		5,321

Railroads – 1.1%
Burlington Northern Santa Fe Corporation, 5.900%, 7–1–12	4,500	4,653
Kansas City Southern Railway Company (The):
13.000%, 12–15–13	750	859
8.000%, 6–1–15	3,700	3,936

		9,448

Restaurants – 0.2%
Arcos Dorados B.V., 7.500%, 10–1–19 (B)	1,575	1,650

Soft Drinks – 0.7%
Coca-Cola HBC Finance B.V., 5.500%, 9–17–15	3,475	3,833
PepsiAmericas, Inc., 5.750%, 7–31–12	2,200	2,295

		6,128

Steel – 2.2%
ArcelorMittal:
5.375%, 6–1–13	3,825	3,903
9.000%, 2–15–15	2,250	2,475
Evraz Group S.A.:
8.875%, 4–24–13 (B)	4,000	4,035

CORPORATE DEBT SECURITIES (Continued)	Principal	Value

Steel (Continued)
8.875%, 4–24–13	$3,400	$3,430
Steel Capital S.A., 6.250%, 7–26–16 (B)	5,400	4,682

		18,525

Tobacco – 0.2%
B.A.T. International Finance plc, 8.125%, 11–15–13 (B)	1,500	1,709

Trading Companies & Distributors – 0.5%
CITIC Resources Finance (2007) Limited, 6.750%, 5–15–14 (B)	4,625	4,116

Wireless Telecommunication Service – 1.8%
America Movil, S.A.B. de C.V.:
5.500%, 3–1–14	3,000	3,244
3.625%, 3–30–15	2,000	2,070
Indosat Palapa Company B.V., 7.375%, 7–29–20 (B)	750	743
Mobile TeleSystems OJSC, 8.700%, 6–12–18 (D)	RUB115,000	3,528
Vimpel-Communications, 6.493%, 2–2–16 (B)	$4,550	4,151
VIP Finance Ireland Limited, 8.375%, 4–30–13 (B)	2,000	2,005

		15,741

TOTAL CORPORATE DEBT SECURITIES – 74.1%		$626,929
(Cost: $637,255)

OTHER GOVERNMENT SECURITIES
Argentina – 1.1%
City of Buenos Aires, 12.500%, 4–6–15	4,000	3,960
Compania Latinoamericana de Infraestructura & Servicios S.A.:
9.750%, 5–10–12	800	776
9.500%, 12–15–16	2,985	2,657
Province of Buenos Aires (The), 11.750%, 10–5–15	2,000	1,720

		9,113

Supranational – 0.7%
Central American Bank for Economic Integration:
4.875%, 1–15–12 (B)	4,500	4,531
4.875%, 1–15–12	1,500	1,511

		6,042

Venezuela – 2.0%
Corporacion Andina de Fomento, 3.750%, 1–15–16	16,810	17,020

TOTAL OTHER GOVERNMENT SECURITIES – 3.8%		$32,175
(Cost: $33,114)

UNITED STATES GOVERNMENT AGENCY OBLIGATIONS
Mortgage-Backed Obligations – 3.6%
Federal Home Loan Mortgage Corporation Adjustable Rate Participation Certificates, 4.000%, 5–15–24	1,875	1,993

28	ANNUAL REPORT	2011

SCHEDULE OF INVESTMENTS

Global Bond Fund (in thousands)	SEPTEMBER 30, 2011

UNITED STATES GOVERNMENT AGENCY OBLIGATIONS (Continued)	Principal	Value

Mortgage-Backed Obligations (Continued)
Federal Home Loan Mortgage Corporation Agency REMIC/CMO:
4.500%, 8–15–17 (G)	$25	$1
5.000%, 5–15–18 (G)	630	64
5.000%, 4–15–19 (G)	77	4
5.000%, 11–15–22 (G)	36	—	*
5.500%, 3–15–23 (G)	57	6
5.000%, 5–15–23 (G)	30	1
5.000%, 8–15–23 (G)	31	1
5.500%, 2–15–24 (G)	186	4
5.500%, 4–15–25 (G)	142	1
5.500%, 10–15–25 (G)	743	92
5.000%, 8–15–30 (G)	355	5
5.000%, 10–15–30 (G)	323	3
5.500%, 3–15–31 (G)	35	1
5.500%, 10–15–32 (G)	1,289	81
5.500%, 1–15–33 (G)	382	56
5.500%, 5–15–33 (G)	1,327	214
Federal Home Loan Mortgage Corporation Fixed Rate Participation Certificates:
4.500%, 10–1–35	4,650	4,950
4.000%, 11–15–36	1,983	2,082
Federal National Mortgage Association Agency REMIC/CMO:
4.000%, 1–25–19	1,638	1,727
5.000%, 5–25–22 (G)	8	—	*
5.000%, 6–25–22 (G)	3,466	195
5.500%, 6–25–23 (G)	76	9
4.000%, 7–15–23 (G)	16,624	1,434
5.000%, 8–25–23 (G)	180	8
4.000%, 12–15–23 (G)	5,599	492
4.000%, 2–15–24 (G)	1,834	179
4.000%, 4–15–24 (G)	5,408	466
4.000%, 9–25–24	1,692	1,784
4.500%, 4–25–30 (G)	238	4
5.000%, 9–25–30 (G)	90	1
5.000%, 3–25–31 (G)	425	6
5.000%, 8–15–31 (G)	569	33
5.500%, 12–25–33 (G)	1,758	201
5.000%, 2–25–35	2,993	3,102
5.500%, 8–25–35 (G)	966	148
5.500%, 11–25–36 (G)	1,863	265
6.500%, 7–15–37 (G)	1,180	219
3.500%, 9–25–39	1,936	2,033
Federal National Mortgage Association Fixed Rate Pass-Through Certificates:
5.500%, 11–1–22	1,466	1,595
5.000%, 8–1–23	1,759	1,892
5.000%, 7–1–34	1,753	1,894
Government National Mortgage Association Agency REMIC/CMO:
5.000%, 10–20–32 (G)	500	59
7.000%, 5–20–33 (G)	1,251	308
5.500%, 7–16–33 (G)	543	110
5.000%, 7–20–33 (G)	1,027	100
5.500%, 11–20–33 (G)	162	16
5.500%, 6–20–35 (G)	161	29
5.500%, 7–20–35 (G)	272	13
5.500%, 10–16–35 (G)	387	66
Government National Mortgage Association Fixed Rate Pass-Through Certificates, 4.500%, 6–15–23	2,682	2,881

TOTAL UNITED STATES GOVERNMENT AGENCY OBLIGATIONS – 3.6%		$30,828
(Cost: $33,646)

UNITED STATES GOVERNMENT OBLIGATIONS	Principal	Value

Treasury Obligations – 15.3%
United States Treasury Bonds, 3.750%, 8–15–41	$8,650	$10,110
United States Treasury Notes:
1.125%, 12–15–11	38,000	38,081
0.625%, 7–31–12	7,850	7,880
1.375%, 2–15–13	10,000	10,156
0.750%, 8–15–13	7,850	7,919
1.750%, 7–31–15	7,810	8,143
2.375%, 7–31–17	7,100	7,588
3.500%, 5–15–20	7,810	8,955
2.625%, 11–15–20	17,000	18,206
2.125%, 8–15–21	12,700	12,946

TOTAL UNITED STATES GOVERNMENT OBLIGATIONS – 15.3%		$129,984
(Cost: $125,608)

SHORT-TERM SECURITIES
Commercial Paper – 1.3%
Kroger Co. (The), 0.300%, 10–3–11 (H)	7,532	7,532
Novartis Finance Corp., 0.080%, 10–3–11 (H)	3,000	3,000

		10,532

Master Note – 0.1%
Toyota Motor Credit Corporation, 0.113%, 10–3–11 (I)	1,032	1,032

TOTAL SHORT-TERM SECURITIES – 1.4%		$11,564
(Cost: $11,564)

TOTAL INVESTMENT SECURITIES – 99.7%		$844,343
(Cost: $854,940)

CASH AND OTHER ASSETS, NET OF LIABILITIES – 0.3%		2,684

NET ASSETS – 100.0%		$847,027

2011	ANNUAL REPORT	29

SCHEDULE OF INVESTMENTS

Global Bond Fund (in thousands)	SEPTEMBER 30, 2011

Notes to Schedule of Investments

The	following forward foreign currency contracts were outstanding at September 30, 2011:

Type	Currency	Counterparty	Principal Amount of Contract (Denominated in Indicated Currency)	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Buy	Chinese Yuan Renminbi	Citibank, N.A.	108,500	3–11–13	$—	$481
Buy	Chinese Yuan Renminbi	Deutsche Bank AG	108,500	6–10–13	—	528
Buy	Chinese Yuan Renminbi	Goldman Sachs International	162,400	9–13–13	—	847
Buy	Chinese Yuan Renminbi	Citibank, N.A.	57,400	9–23–13	—	177
Buy	Chinese Yuan Renminbi	Deutsche Bank AG	55,600	9–26–13	—	62
Sell	Euro	Deutsche Bank AG	24,872	8–22–12	614	—
Sell	Japanese Yen	Deutsche Bank AG	2,100,100	2–10–12	—	1,092

					$614	$3,187

*	Not shown due to rounding.

(A)	Listed on an exchange outside the United States.

(B)	Securities were purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2011, the total value of these securities amounted to $272,983 or 32.2% of net assets.

(C)	Variable rate security. Interest rate disclosed is that which is in effect at September 30, 2011.

(D)	Principal amounts are denominated in the indicated foreign currency, where applicable (BRL – Brazilian Real, CNY – Chinese Yuan Renminbi, COP – Columbian Peso and RUB – Russian Ruble).

(E)	This security currently pays the stated rate but this rate will increase in the future.

(F)	Zero coupon bond.

(G)	Interest Only Security. Amount shown as principal represents notional amount for computation of interest.

(H)	Rate shown is the yield to maturity at September 30, 2011.

(I)	Variable rate security. Interest rate disclosed is that which is in effect at September 30, 2011. Date shown represents the date that the variable rate resets.

The following table is a summary of the valuation of the Fund’s investments by the fair value hierarchy levels as of September 30, 2011. See Note 1 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Common Stocks	$12,863	$—	$—
Corporate Debt Securities	—	620,202	6,727
Other Government Securities	—	28,742	3,433
United States Government Agency Obligations	—	30,828	—
United States Government Obligations	—	129,984	—
Short-Term Securities	—	11,564	—
Total	$12,863	$821,320	$10,160
Forward Foreign Currency Contracts	$—	$614	$—

Liabilities
Forward Foreign Currency Contracts	$—	$3,187	$—

The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

	Corporate Debt Securities	Other Government Securities
Beginning Balance 10-1-10	$12,367	$2,170
Net realized gain (loss)	(160)	100
Net unrealized appreciation (depreciation)	(326)	(225)
Purchases	7,607	3,541
Sales	(6,109)	(1,339)
Transfers into Level 3 during the period	713	1,356
Transfers out of Level 3 during the period	(7,365)	(2,170)
Ending Balance 9-30-11	$6,727	$3,433
Net change in unrealized appreciation (depreciation) for all Level 3 investments still held as of 9-30-11	$(405)	$(225)

30	ANNUAL REPORT	2011

SCHEDULE OF INVESTMENTS

Global Bond Fund (in thousands)	SEPTEMBER 30, 2011

The following acronyms are used throughout this schedule:

CMO = Collateralized Mortgage Obligation

REMIC = Real Estate Mortgage Investment Conduit

Country Diversification

(as a % of net assets)
United States	33.2%
Brazil	11.0%
Russia	7.4%
India	5.4%
United Kingdom	4.4%
Columbia	3.9%
Argentina	3.8%
Indonesia	3.3%
Mexico	3.1%
Chile	2.7%
Canada	2.7%
Venezuela	2.0%
Singapore	2.0%
Luxembourg	1.9%
Norway	1.7%
Hong Kong	1.7%
China	1.5%
United Arab Emirates	1.1%
Other Countries	5.5%
Other+	1.7%

+	Includes cash and cash equivalents and other assets and liabilities

See Accompanying Notes to Financial Statements.

2011	ANNUAL REPORT	31

MANAGEMENT DISCUSSION

Government Securities Fund	(UNAUDITED)

Mark J. Otterstrom	Below, Mark J. Otterstrom, CFA, portfolio manager of the Waddell & Reed Advisors Government Securities Fund, discusses positioning, performance and results for the fiscal year ended September 30, 2011. He has managed the Fund since 2008 and has 25 years of industry experience.

Fiscal Year Performance

For the 12 months ended September 30, 2011
Government Securities Fund (Class A shares at net asset value)	3.84%
Benchmark(s) and/or Lipper Category
Citigroup Treasury/Govt Sponsored/Mortgage Bond Index	5.60%
(reflects the performance of securities generally representing the government bond market)
Lipper General U.S. Government Funds Universe Average	5.79%
(generally reflects the performance of the universe of funds with similar investment objectives)

Please note that Fund returns include applicable fees and expenses while index returns do not include any such fees.

This fund underperformed both its Lipper peer group and its benchmark over the last 12 months.

There were several factors that contributed to this below-average performance. The performance was significantly different between the first six months and the last six months of the Fund’s fiscal year. However the performance over the second half of the fiscal year was not strong enough to overcome the underperformance in the first half.

From October 2010 until February 2011 Treasury yields steadily increased as the market anticipated an improving economic environment. We were not prepared for this move and the Fund’s duration was long during a period of sharply higher interest rates and as a result the Fund’s performance suffered. We adjusted the Fund’s duration in late 2010 as the economy showed signs of improvement.

Rates continued to rise into early 2011 and the Fund benefited from its shorter duration. At the same time there were several exogenous events that radically changed the economic outlook at home and abroad. The March earthquake in Japan proved to be a major setback for the manufacturing supply chains. This had a strong dampening effect on the second-quarter economic growth rate in the United States. At the same time, the Greek debt crisis came back into focus. Concerns of a growing Euro zone debt crisis and the weakening U.S. economic growth outlook combined to lower global economic growth expectations.

While the Fund was late to lengthen duration at the start of the Treasury bond rally in April, in subsequent months it largely participated in the rally that continued until the end of September. In August we began to see a tremendous flight-to-quality trade take place. Treasury bonds rallied significantly through the end of September. Following the Aug. 9 Federal Open Market Committee (FOMC) meeting, the Federal Reserve stated its intention to keep short rates low through 2013. This statement led to an immediate rally in the mortgage market. Concern that prepayment speeds would slow due to higher interest rates evaporated. Investors were willing to lengthen the duration of the mortgage portfolios due to the lowering of extension risks imbedded in the securities.

Extreme	volatility

Extreme volatility has been the state of play over the last several months. Historically a five-basis-point change in long treasury rates was considered a very significant market move. The long bond has seen 20 basis-point rallies one day only to give it all back over the next few days. Over the last six months, long Treasury yields have dropped from a high of 4.66 percent to a low of 2.73 percent. However, during that period we witnessed severe fluctuation around that downward trend. We believe this fluctuation reflects the large amount of uncertainty that exists in the U.S. markets as well as markets around the globe.

On Aug. 5, Standard & Poor’s downgraded U.S. Treasury debt to AA+. This was the first Treasury debt downgrade since the rating agencies began rating sovereign debt. S&P said Congress’ lack of progress in addressing the structural imbalances of entitlement programs or to address the need for fundamental tax reform caused the agency to question Congress’ ability to deal with these tough issues. Treasury bonds continued their rally to much lower yields despite this downgrade. While market participants understand the need to address these longer-term fundamental reforms, the fiscal troubles around the globe have shown the U.S. is still considered to be the world’s most liquid, most transparent and most stable economy. Despite the ratings downgrade, over the last three months, there has been a dramatic flight-to-quality trade into Treasuries and out of other international markets.

The Greek debt crisis continues to make headlines as the European community tries to do everything that it can to keep the Euro as its common currency. This will continue to be a difficult task over the coming months. Financial weakness worldwide has only reinforced the U.S. dollar as the world’s reserve currency. This has added to the demand for Treasury debt during this difficult period.

32	ANNUAL REPORT	2011

Long	bond rally

We saw a massive rally in the long bond following the last FOMC meeting in September. The Fed has stated its intention to do whatever is needed to help our economy get back on firmer footing. The Fed discussed its intention to begin Operation Twist. They plan to extend the duration of its Treasury holdings by purchasing longer maturities using proceeds raised from selling shorter Treasury debt. The goal is to flatten the yield curve by driving long rates lower. In doing so, the Fed can greatly reduce the cost of borrowing but there is not much it can do to increase the demand for borrowing. Many small businesses that need financing continue to find it hard to qualify for loans under newer, more stringent credit standards. This dynamic does not help boost the U.S. economic recovery, even with historically low interest rates.

This Fund invests only in very high-grade, government-backed fixed-income securities. The Fed has been successful in taking interest rates to very low levels. Cash flow into taxable bond mutual funds continues to be positive. Agency-backed mortgage bonds provide a stable source of income for the portfolio. We have added to the Fund’s agency pass-through holdings, predominantly 15-year maturities. We began this process in early 2011 in order to pick up yield and to minimize portfolio duration extension risk if mortgage rates begin to rise. The Fund’s mortgage holdings also benefited from the increased carry from the higher coupon income.

Recent economic releases suggest U.S. economic growth was around 2 percent for the third quarter. There appear to be signs that we may be moving into a more stagnant period of economic growth but there does not seem to be much data indicating that a recession has already begun. With a fragile U.S. economy it would not take much of a downdraft to take us into a recessionary period. If employment can keep from taking a dramatic turn for the worse we may be able to move through the remainder of the year with low, non-recessionary growth rates. Until the Fed changes its monetary policy and begins to raise rates, the short end of the curve should act as an anchor for long rates. Our goal is to maintain the portfolio duration above that of its benchmark at this time. We are moving out the yield curve using agency debentures and agency-backed mortgage securities.

The Fund’s performance noted above is at net asset value (NAV), and does not include the effect of any applicable sales charges. If reflected, the sales charge would reduce the performance noted.

As with any mutual fund, the value of the Fund’s shares will change, and you could lose money on your investment.

Fixed-income securities are subject to interest rate risk, so the net asset value of the Fund’s shares may fall as interest rates rise. These and other risks are more fully described in the Fund’s prospectus.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager’s views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

Certain U.S. government securities in which the Fund may invest, such as Treasury securities and securities issued by the Government National Mortgage Association (Ginnie Mae), are backed by the full faith and credit of the U.S. government. However, other U.S. government securities in which the Fund may invest, such as securities issued by the Federal National Mortgage Association (Fannie Mae), the Federal Home Loan Mortgage Corporation (Freddie Mac) and the Federal Home Loan Banks (FHLB), are not backed by the full faith and credit of the U.S. government and, instead, may be supported only by the right of the issuer to borrow from the U.S. Treasury or by the credit of the issuer.

On September 7, 2008, the Federal Housing Finance Agency (FHFA), an agency of the U.S. government, placed Fannie Mae and Freddie Mac into conservatorship, a statutory process with the objective of returning the entities to normal business operations. FHFA will act as the conservator to operate Fannie Mae and Freddie Mac until they are stabilized. It is unclear what effect this conservatorship will have on the securities issues or guaranteed by Fannie Mae or Freddie Mac.

The index (indexes) noted are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Waddell & Reed Advisors Government Securities Fund.

2011	ANNUAL REPORT	33

PORTFOLIO HIGHLIGHTS

Government Securities Fund	ALL DATA IS AS OF SEPTEMBER 30, 2011 (UNAUDITED)

Asset Allocation

Bonds	85.3%
United States Government and Government Agency Obligations	85.3%
Cash and Cash Equivalents	14.7%

Lipper Rankings

Category: Lipper General U.S. Government Funds	Rank	Percentile
1 Year	95/119	80
3 Year	87/107	81
5 Year	61/97	63
10 Year	40/69	58

Past performance is no guarantee of future results. Rankings are for Class A shares and are based on average annual total returns, but do not consider sales charges. Rankings for other share classes may vary.

Quality Weightings

Investment Grade	85.3%
AA	85.3%
Cash and Cash Equivalents	14.7%

Our preference is to always use ratings obtained from Standard & Poor’s. For securities not rated by Standard & Poor’s, ratings are obtained from Moody’s.

34	ANNUAL REPORT	2011

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT

Government Securities Fund	(UNAUDITED)

Please note that the performance of the Fund’s other share classes will be greater or less than the performance shown above for Class A based on the differences in loads and fees paid by shareholders investing in the different classes.

(1)	The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)	Class A	Class B	Class C	Class Y
1-year period ended 9-30-11	-0.57%	-1.30%	2.97%	4.17%
5-year period ended 9-30-11	4.44%	4.17%	4.49%	5.71%
10-year period ended 9-30-11	3.97%	3.46%	3.56%	4.79%

(2)	Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.waddell.com for the Fund’s most recent month-end performance. Class A shares carry a maximum front-end sales load of 4.25%. Class B and Class C shares carry a maximum contingent deferred sales charge (CDSC) of 5% and 1%, respectively (the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase). Class Y shares are not subject to sales charges.

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

2011	ANNUAL REPORT	35

SCHEDULE OF INVESTMENTS

Government Securities Fund (in thousands)	SEPTEMBER 30, 2011

UNITED STATES GOVERNMENT AGENCY OBLIGATIONS	Principal	Value

Agency Obligations – 13.3%
Fannie Mae,
2.000%, 9–15–26 (A)	$6,000	$5,993
Federal Farm Credit Bank:
5.250%, 1–6–16	6,000	7,023
2.625%, 3–26–21	10,500	10,577
Federal Home Loan Bank:
4.500%, 9–13–19	8,000	9,414
5.000%, 4–7–21	5,000	5,493
3.500%, 7–29–21	10,000	10,837
Private Export Funding Corporation,
4.375%, 3–15–19	10,000	11,602

		60,939

Mortgage-Backed Obligations – 42.7%
Federal Home Loan Mortgage Corporation Adjustable Rate Participation Certificates:
4.000%, 2–15–23	2,196	2,282
5.000%, 9–15–34	2,119	2,245
Federal Home Loan Mortgage Corporation Agency REMIC/CMO:
5.000%, 4–15–18	3,950	4,453
5.000%, 5–15–19	4,500	4,959
5.000%, 5–15–23	8,000	8,867
5.000%, 9–15–31 (B)	1,018	46
Federal Home Loan Mortgage Corporation Fixed Rate Participation Certificates:
4.500%, 10–1–20	2,336	2,497
6.000%, 7–1–22	1,146	1,246
5.000%, 6–1–23	2,265	2,434
4.000%, 7–1–25	5,408	5,703
4.500%, 6–15–27	3,502	3,667
4.500%, 5–1–31	6,302	6,704
4.500%, 5–15–32	4,000	4,355
4.000%, 11–15–36	2,700	2,835
Federal National Mortgage Association Agency REMIC/CMO:
5.000%, 3–25–18	6,037	6,511
5.000%, 6–25–18	6,000	6,557
3.500%, 8–25–33	2,326	2,444
4.000%, 10–15–35	4,752	5,105
4.500%, 3–25–37	3,599	3,795
4.500%, 9–15–37	5,155	5,446
4.000%, 3–25–39	1,667	1,732
4.000%, 5–25–39	2,944	3,132
4.500%, 8–15–39	5,379	5,867
3.000%, 11–25–39	3,672	3,802
4.000%, 11–25–39	7,588	8,012
4.500%, 6–25–40	4,310	4,683
4.500%, 10–25–40	9,557	10,458
5.000%, 7–25–50	3,923	4,300
Federal National Mortgage Association Fixed Rate Pass-Through Certificates:
4.500%, 6–1–19	1,222	1,310
4.500%, 8–1–19	2,471	2,649
4.500%, 9–1–19	2,796	2,979
5.000%, 12–1–19	1,014	1,098
5.380%, 11–1–20	3,360	3,703
5.500%, 10–1–21	4,126	4,489
5.000%, 9–1–22	5,495	5,942
5.500%, 11–1–22	1,629	1,772
5.000%, 3–1–23	3,118	3,360
4.000%, 3–1–24	4,230	4,467
4.500%, 7–25–24	6,000	6,529
3.500%, 8–1–26	6,942	7,260

UNITED STATES GOVERNMENT AGENCY OBLIGATIONS (Continued)	Principal	Value

Mortgage-Backed Obligations (Continued)
5.000%, 6–25–32	$3,505	$3,647
5.500%, 2–1–33	863	943
5.000%, 3–25–33	4,000	4,303
6.000%, 4–1–33	2,123	2,358
5.500%, 12–1–34	3,375	3,687
6.000%, 4–1–39	4,766	5,230
Government National Mortgage Association Agency REMIC/CMO,
5.000%, 4–16–39	3,363	3,657
United States Department of Veterans Affairs, Guaranteed REMIC Pass-Through Certificates, Vendee Mortgage Trust, 2002–3 Class G,
6.000%, 2–15–30	1,848	1,976

		195,496

TOTAL UNITED STATES GOVERNMENT AGENCY OBLIGATIONS – 56.0%		$256,435
(Cost: $244,369)

UNITED STATES GOVERNMENT OBLIGATIONS
Treasury Obligations – 29.3%
United States Treasury Bonds:
9.000%, 11–15–18	10,000	15,192
4.375%, 5–15–41	10,000	12,959
3.750%, 8–15–41	25,000	29,219
United States Treasury Notes:
3.625%, 8–15–19	15,000	17,288
3.125%, 5–15–21	53,500	59,477

TOTAL UNITED STATES GOVERNMENT OBLIGATIONS – 29.3%		$134,135
(Cost: $121,202)

SHORT-TERM SECURITIES
Commercial Paper – 3.3%
Straight-A Funding, LLC (GTD by Federal Financing Bank):
0.100%, 10–4–11 (C)	2,000	2,000
0.120%, 10–11–11 (C)	3,000	3,000
0.170%, 12–1–11 (C)	10,000	9,996

		14,996

United States Government Agency Obligations – 3.7%
Fannie Mae Discount Notes:
0.100%, 10–4–11	800	800
0.100%, 11–23–11	2,200	2,200
0.050%, 12–7–11	2,000	2,000
0.120%, 12–21–11	1,100	1,100
0.020%, 12–28–11	8,000	8,000
Freddie Mac Discount Notes:
0.100%, 10–3–11	1,515	1,515
0.040%, 11–1–11	443	443
0.050%, 11–17–11	1,200	1,200

		17,258

36	ANNUAL REPORT	2011

SCHEDULE OF INVESTMENTS

Government Securities Fund (in thousands)	SEPTEMBER 30, 2011

Value

TOTAL SHORT-TERM SECURITIES – 7.0%	$32,254
(Cost: $32,254)

TOTAL INVESTMENT SECURITIES – 92.3%	$422,824
(Cost: $397,825)

CASH AND OTHER ASSETS, NET OF LIABILITIES – 7.7%	35,488

NET ASSETS – 100.0%	$458,312

Notes to Schedule of Investments

(A)	This security currently pays the stated rate but this rate will increase in the future.

(B)	Interest Only Security. Amount shown as principal represents notional amount for computation of interest.

(C)	Rate shown is the yield to maturity at September 30, 2011.

The following table is a summary of the valuation of the Fund’s investments by the fair value hierarchy levels as of September 30, 2011. See Note 1 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
United States Government Agency Obligations	$—	$256,435	$—
United States Government Obligations	—	134,135	—
Short-Term Securities	—	32,254	—
Total	$—	$422,824	$—

The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

United States Government Agency Obligations
Beginning Balance 10-1-10	$1,630
Net realized gain (loss)	— *
Net unrealized appreciation (depreciation)	(83)
Purchases	—
Sales	(1,547)
Transfers into Level 3 during the period	—
Transfers out of Level 3 during the period	—
Ending Balance 9-30-11	$—
Net change in unrealized appreciation (depreciation) for all Level 3 investments still held as of 9-30-11	$—

* Not shown due to rounding.

The following acronyms are used throughout this schedule:

CMO = Collateralized Mortgage Obligation

GTD = Guaranteed

REMIC = Real Estate Mortgage Investment Conduit

See Accompanying Notes to Financial Statements.

2011	ANNUAL REPORT	37

MANAGEMENT DISCUSSION

High Income Fund	(UNAUDITED)

William M. Nelson

Below, William M. Nelson, portfolio manager of the Waddell & Reed Advisors High Income Fund, discusses positioning, performance and results for the fiscal year ended September 30, 2011. He has managed the Fund since 2008 and has 23 years of industry experience.

Fiscal	Year Performance

For the 12 months ended September 30, 2011
High Income Fund (Class A shares at net asset value)	3.22%
Benchmark(s) and/or Lipper Category
Citigroup High Yield Market Index	2.38%
(generally reflects the performance of securities representing the bond market)
Lipper High Current Yield Funds Universe Average	0.78%
(generally reflects the performance of the universe of funds with similar investment objectives)

Please note that Fund returns include applicable fees and expenses while index returns do not include any such fees.

The Fund’s outperformance of its benchmark index (before the effects of sales charges) relates to a number of factors. Having the portfolio positioned for a rebound in the economy helped the Fund’s performance in the first half of the year. Holdings in building materials, gaming, chemicals and industrials helped relative performance. A few of the Fund’s holdings were merged or acquired. Also, candidates for upgrade toward investment-grade ratings positively impacted the Fund’s performance.

The first half of the Fund’s fiscal year could be characterized as a flight to risk. The Federal Reserve indicated that another round of quantitative easing (QE2) was a possibility and the markets reacted positively to that. Spreads tightened and yields dropped as investors sought risky assets. However, the second half of the year was almost a polar opposite to the first half. Political logjams in Washington, mounting Greek and European crises and an overall loss of confidence caused yields to blow out dramatically. U.S. Treasuries were downgraded by Standard & Poor’s and a flight away from risky assets occurred. Currently, the markets in general are digesting slowing economic activity and pondering whether there is another looming recession.

Fund	positioning

The Fund is positioned for a modest recovery in the economy. Although things look stalled in the economy, we have positioned the Fund with issuers that would benefit from a recovery but are not necessarily contingent on that event unfolding. As always, we select candidates with what we believe are good relative risk/reward investments.

Market	forces

As I stated in last year’s annual letter, “as the economy goes, so goes high yield.” At this juncture, the two major factors facing the market are Europe and recession, whether it be global, U.S., both or neither. Corporate balance sheets are in relatively good position. Default rates in high yield are relatively low, especially given where spreads are currently.

The dilemma facing the fixed-income markets is the absolute low yields in Treasuries and higher quality corporates and whether over the next few years the search for yield will compel investors to take on additional risk in order to gain some yield. As we do all the time, we focus on individual issuers and those situations that we believe will provide the Fund with the best risk/reward characteristics.

The Fund’s performance noted above is at net asset value (NAV), and does not include the effect of any applicable sales charges. If reflected, the sales charge would reduce the performance noted.

As with any mutual fund, the value of the Fund’s shares will change, and you could lose money on your investment.

Fixed-income securities are subject to interest rate risk, so the net asset value of the Fund’s shares may fall as interest rates rise. Investing in high-income securities may carry a greater risk of non-payment of interest or principal than higher-rated bonds. These and other risks are more fully described in the Fund’s prospectus.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager’s views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index (indexes) noted are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Waddell & Reed Advisors High Income Fund.

38	ANNUAL REPORT	2011

PORTFOLIO HIGHLIGHTS

High Income Fund	ALL DATA IS AS OF SEPTEMBER 30, 2011 (UNAUDITED)

Asset Allocation

Bonds	95.7%
Corporate Debt Securities	83.8%
Senior Loans	11.3%
Municipal Bonds – Taxable	0.6%
Cash and Cash Equivalents and Equities	4.3%

Lipper Rankings

Category: Lipper High Current Yield Funds	Rank	Percentile
1 Year	31/495	7
3 Year	208/427	49
5 Year	65/350	19
10 Year	151/232	65

Past performance is no guarantee of future results. Rankings are for Class A shares and are based on average annual total returns, but do not consider sales charges. Rankings for other share classes may vary.

Quality Weightings

Investment Grade	4.5%
A	1.7%
BBB	2.8%
Non-Investment Grade	91.2%
BB	14.0%
B	52.0%
CCC	24.7%
Non-rated	0.5%
Cash and Cash Equivalents and Equities	4.3%

Our preference is to always use ratings obtained from Standard & Poor’s. For securities not rated by Standard & Poor’s, ratings are obtained from Moody’s.

2011	ANNUAL REPORT	39

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT

High Income Fund	(UNAUDITED)

Please note that the performance of the Fund’s other share classes will be greater or less than the performance shown above for Class A based on the differences in loads and fees paid by shareholders investing in the different classes.

(1)	The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)	Class A	Class B	Class C	Class Y
1-year period ended 9-30-11	-2.72%	-1.71%	2.38%	3.53%
5-year period ended 9-30-11	4.98%	4.99%	5.31%	6.55%
10-year period ended 9-30-11	6.19%	5.75%	5.86%	7.16%

(2)	Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.waddell.com for the Fund’s most recent month-end performance. Class A shares carry a maximum front-end sales load of 5.75%. Class B and Class C shares carry a maximum contingent deferred sales charge (CDSC) of 5% and 1%, respectively (the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase). Class Y shares are not subject to sales charges.

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

40	ANNUAL REPORT	2011

SCHEDULE OF INVESTMENTS

High Income Fund (in thousands)	SEPTEMBER 30, 2011

COMMON STOCKS	Shares	Value

Casinos & Gaming – 0.1%
Pinnacle Entertainment, Inc. (A)	103	$935

Oil & Gas Equipment & Services – 0.2%
Dresser-Rand Group Inc. (A)	79	3,202

Packaged Foods & Meats – 0.1%
Dole Food Company, Inc. (A)	107	1,074

Railroads – 0.3%
Kansas City Southern (A)	95	4,746

TOTAL COMMON STOCKS – 0.7%		$9,957
(Cost: $9,434)

PREFERRED STOCKS
Consumer Finance – 0.3%
Ally Financial Inc., Preferred 8.5%	102	1,786
GMAC Capital Trust I, Preferred 8.125%	128	2,336

		4,122

Trucking – 0.1%
Swift Services Holdings, Inc., 6.0% Cumulative (B)	105	794

TOTAL PREFERRED STOCKS – 0.4%		$4,916
(Cost: $6,734)

WARRANTS – 0.1%
Agricultural Products
ASG Consolidated LLC	7	$850

(Cost: $408)

CORPORATE DEBT SECURITIES	Principal
Aerospace & Defense – 0.4%
Acquisition Co., 10.000%, 6–1–17	$1,955	1,945
Ducommun Incorporated, 9.750%, 7–15–18 (B)	1,870	1,870
Kratos Defense & Security Solutions, Inc., 10.000%, 6–1–17 (B)	2,380	2,368

		6,183

Agricultural Products – 1.2%
American Rock Salt Company LLC and American Rock Salt Capital Corporation, 8.250%, 5–1–18 (B)	1,015	888
American Seafoods Group LLC, 10.750%, 5–15–16 (B)	9,380	9,099
ASG Consolidated LLC, 15.000%, 5–15–17 (B)(C)	7,883	7,160

		17,147

Alternative Carriers – 2.5%
Level 3 Communications, Inc.:
11.875%, 2–1–19 (B)	13,503	12,827
8.125%, 7–1–19 (B)	11,734	10,370
Level 3 Financing, Inc.:
10.000%, 2–1–18	4,050	3,888
9.375%, 4–1–19 (B)	1,185	1,102

CORPORATE DEBT SECURITIES (Continued)	Principal	Value

Alternative Carriers (Continued)
PAETEC Escrow Corporation, 9.875%, 12–1–18	$5,950	$6,233

		34,420

Apparel Retail – 1.1%
Burlington Coat Factory Investments Holdings, Inc., 10.000%, 2–15–19 (B)	4,261	3,622
J.Crew Group, Inc., 8.125%, 3–1–19	14,353	12,020

		15,642

Apparel, Accessories & Luxury Goods – 0.2%
Norcraft Companies, L.P. and Norcraft Finance Corp., 10.500%, 12–15–15	3,650	3,331

Asset Management & Custody Banks – 0.4%
Nexeo Solutions, LLC, 8.375%, 3–1–18 (B)	6,054	5,978

Auto Parts & Equipment – 2.9%
Affinia Group Inc.:
9.000%, 11–30–14	1,710	1,650
10.750%, 8–15–16 (B)	9,702	9,896
Exide Technologies, 8.625%, 2–1–18	4,921	4,577
Icahn Enterprises L.P., 8.000%, 1–15–18	16,350	16,289
Icahn Enterprises L.P. and Icahn Enterprises Finance Corp., 7.750%, 1–15–16	6,020	6,012
Visteon Corporation, 6.750%, 4–15–19 (B)	2,560	2,304

		40,728

Automotive Manufacturers – 0.5%
Chrysler Group LLC and CG:
8.000%, 6–15–19 (B)	2,550	1,989
8.250%, 6–15–21 (B)	6,419	4,943

		6,932

Automotive Retail – 2.4%
Asbury Automotive Group, Inc.:
7.625%, 3–15–17	2,775	2,650
8.375%, 11–15–20	14,453	13,947
Sonic Automotive, Inc., 9.000%, 3–15–18	16,815	16,857

		33,454

Broadcasting – 1.2%
Cumulus Media Inc., 7.750%, 5–1–19 (B)	12,130	10,219
dcp LLC, 10.750%, 8–15–15 (B)	3,010	2,502
Gray Television, Inc., 10.500%, 6–29–15	4,120	3,729

		16,450

Building Products – 0.7%
Ply Gem Holdings, Inc., 8.250%, 2–15–18	11,925	9,719

2011	ANNUAL REPORT	41

SCHEDULE OF INVESTMENTS

High Income Fund (in thousands)	SEPTEMBER 30, 2011

CORPORATE DEBT SECURITIES (Continued)	Principal	Value

Casinos & Gaming – 1.5%
Inn of the Mountain Gods Resort and Casino, 1.250%, 11–30–20	$4,988	$2,756
MGM MIRAGE:
11.375%, 3–1–18	3,400	3,400
9.000%, 3–15–20	2,375	2,467
MGM Resorts International, 10.000%, 11–1–16 (B)	3,440	3,259
Peninsula Gaming, LLC:
8.375%, 8–15–15	5,710	5,681
10.750%, 8–15–17	3,583	3,458

		21,021

Catalog Retail – 1.0%
QVC, Inc., 7.500%, 10–1–19 (B)	13,670	14,559

Communications Equipment – 1.0%
Brightstar Corporation, 9.500%, 12–1–16 (B)	14,170	14,453

Construction & Farm Machinery & Heavy Trucks – 0.4%
ArvinMeritor, Inc., 10.625%, 3–15–18	4,249	4,090
Greenbrier Companies, Inc., (The), Convertible, 3.500%, 4–1–18 (B)	1,170	835

		4,925

Construction Materials – 2.3%
Cemex Finance LLC, 9.500%, 12–14–16 (B)	6,200	4,495
Cemex SAB de CV, 9.000%, 1–11–18 (B)	5,900	3,997
Headwaters Incorporated, 7.625%, 4–1–19	7,840	5,998
Headwaters Incorporated, Convertible:
2.500%, 2–1–14	3,075	2,448
14.750%, 2–1–14 (B)	6,286	6,584
Hillman Group, Inc. (The):
10.875%, 6–1–18	6,190	6,128
10.875%, 6–1–18 (B)	2,346	2,323

		31,973

Consumer Finance – 2.8%
American General Finance Corporation, 6.900%, 12–15–17	2,500	1,800
Bankrate, Inc., 11.750%, 7–15–15	8,279	9,273
Credit Acceptance Corporation:
9.125%, 2–1–17	3,840	3,782
9.125%, 2–1–17 (B)	1,585	1,557
Speedy Cash Intermediate Holdings Corp., 10.750%, 5–15–18 (B)	6,180	6,226
TMX Finance LLC and TitleMax Finance Corporation:
13.250%, 7–15–15 (B)	1,985	2,134
13.250%, 7–15–15	1,062	1,142
WM Holdings Finance Corp.:
11.500%, 10–1–18 (B)	5,472	5,034
13.750%, 10–1–19 (B)	8,505	7,782

		38,730

CORPORATE DEBT SECURITIES (Continued)	Principal	Value

Consumer Products – 0.4%
Prestige Brands, Inc., 8.250%, 4–1–18	$5,982	$6,102

Diversified Chemicals – 1.4%
Kinove German Bondco GmbH:
9.625%, 6–15–18 (B)	4,095	3,706
10.000%, 6–15–18 (B)(D)	EUR7,519	8,612
Styrolution Group GmbH, 7.625%, 5–15–16 (B)(D)	8,000	7,771

		20,089

Diversified Metals & Mining – 1.1%
FMG Resources Pty Ltd.:
7.000%, 11–1–15 (B)	$8,155	7,584
6.375%, 2–1–16 (B)	1,700	1,530
6.875%, 2–1–18 (B)	1,700	1,496
Taseko Mines Limited, 7.750%, 4–15–19	5,350	4,976

		15,586

Diversified Support Services – 0.7%
ARAMARK Holdings Corporation, 8.625%, 5–1–16 (B)	4,595	4,526
SITEL, LLC and SITEL Finance Corp., 11.500%, 4–1–18	5,998	4,738

		9,264

Education Services – 4.2%
Laureate Education, Inc.:
10.000%, 8–15–15 (B)	10,350	10,143
10.250%, 8–15–15 (B)	30,855	30,393
11.750%, 8–15–17 (B)	17,520	17,958

		58,494

Electrical Components & Equipment – 0.4%
International Wire Group, Inc., 9.750%, 4–15–15 (B)	5,200	5,109

Electronic Equipment & Instruments – 2.5%
CDW Escrow Corporation, 8.500%, 4–1–19 (B)	16,980	14,943
CDW LLC and CDW Finance Corporation:
12.535%, 10–12–17	19,190	18,327
8.000%, 12–15–18 (B)	1,500	1,470

		34,740

Electronic Manufacturing Services – 2.2%
Jabil Circuit, Inc.:
7.750%, 7–15–16	8,240	9,085
8.250%, 3–15–18	12,395	14,037
KEMET Corporation, 10.500%, 5–1–18	7,360	7,728

		30,850

Food Distributors – 1.3%
U.S. Foodservice, Inc., 8.500%, 6–30–19 (B)	6,177	5,575
Viskase Companies, Inc., 9.875%, 1–15–18 (B)	12,740	12,867

		18,442

42	ANNUAL REPORT	2011

SCHEDULE OF INVESTMENTS

High Income Fund (in thousands)	SEPTEMBER 30, 2011

CORPORATE DEBT SECURITIES (Continued)	Principal	Value

Forest Products – 1.1%
Ainsworth Lumber Co. Ltd., 11.000%, 7–29–15 (B)(C)	$24,526	$15,257

Health Care Equipment – 0.3%
Biomet, Inc., 11.625%, 10–15–17	1,600	1,660
DJO Finance LLC and DJO Finance Corporation, 9.750%, 10–15–17 (B)	2,580	2,154

		3,814

Health Care Facilities – 2.9%
HCA Inc., 8.000%, 10–1–18	5,100	4,979
HealthSouth Corporation, 8.125%, 2–15–20	6,139	5,755
INC Research, LLC, 11.500%, 7–15–19 (B)	2,125	1,897
Kindred Escrow Corp., 8.250%, 6–1–19 (B)	4,325	3,303
Radiation Therapy Services, Inc., 9.875%, 4–15–17	9,346	7,967
Tenet Healthcare Corporation, 6.875%, 11–15–31	13,551	10,300
United Surgical Partners International, Inc., 8.875%, 5–1–17	6,000	6,000

		40,201

Health Care Services – 1.3%
Air Medical Group Holdings Inc., 9.250%, 11–1–18 (B)	9,915	9,914
ExamWorks Group, Inc., 9.000%, 7–15–19 (B)	3,414	3,192
OnCure Holdings, Inc., 11.750%, 5–15–17	1,500	1,328
WP Rocket Merger Sub, Inc., 10.125%, 7–15–19 (B)	4,685	4,451

		18,885

Health Care Supplies – 1.1%
IVD Acquisition Corporation, 11.125%, 8–15–19 (B)	16,109	15,666

Health Care Technology – 0.9%
MedAssets, Inc., 8.000%, 11–15–18 (B)	13,828	13,171

Home Furnishings – 0.3%
Empire Today, LLC and Empire Today Finance Corp., 11.375%, 2–1–17 (B)	2,008	1,837
Simmons Bedding Company, 11.250%, 7–15–15 (B)	2,800	2,888

		4,725

Household Products – 1.4%
Reynolds Group Holdings Limited:
7.125%, 4–15–19 (B)	5,642	5,247
9.000%, 4–15–19 (B)	11,190	9,511
7.875%, 8–15–19 (B)	2,544	2,455
9.875%, 8–15–19 (B)	1,453	1,279
8.250%, 2–15–21 (B)	1,632	1,289

		19,781

CORPORATE DEBT SECURITIES (Continued)	Principal	Value

Human Resource & Employment Services – 0.4%
CDRT Merger Sub, Inc., 8.125%, 6–1–19 (B)	$5,695	$5,268

Independent Power Producers & Energy Traders – 1.2%
Calpine Corporation, 7.875%, 1–15–23 (B)	1,665	1,607
NRG Energy, Inc.:
7.625%, 5–15–19 (B)	7,440	6,770
7.875%, 5–15–21 (B)	9,300	8,510

		16,887

Industrial Conglomerates – 0.6%
Pinafore, LLC and Pinafore, Inc., 9.000%, 10–1–18 (B)	7,851	8,047

Industrial Machinery – 1.3%
CPM Holdings, Inc., 10.625%, 9–1–14 (E)	7,450	7,897
RBS Global, Inc. and Rexnord LLC, 11.750%, 8–1–16	8,535	8,707
Tempel Steel Company, 12.000%, 8–15–16 (B)	3,626	3,408

		20,012

Internet Software & Services – 0.2%
Equinix, Inc., 7.000%, 7–15–21	3,145	3,133

Investment Banking & Brokerage – 1.0%
E*TRADE Financial Corporation, 6.750%, 6–1–16	4,420	4,409
GFI Group Inc., 8.375%, 7–19–18 (B)	9,873	9,182

		13,591

IT Consulting & Other Services – 2.1%
iGATE Corporation, 9.000%, 5–1–16 (B)	25,075	23,319
SRA International, Inc. and Sterling Merger, Inc., 11.000%, 10–1–19 (B)	6,206	5,896

		29,215

Leisure Facilities – 0.9%
Palace Entertainment Holdings, LLC, 8.875%, 4–15–17 (B)	14,498	13,266

Life & Health Insurance – 0.8%
CNO Financial Group, Inc., 9.000%, 1–15–18 (B)	10,708	11,083

Metal & Glass Containers – 0.5%
Plastipak Holdings, Inc., 10.625%, 8–15–19 (B)	6,090	6,334

Movies & Entertainment – 1.3%
AMC Entertainment Holdings, Inc., 9.750%, 12–1–20	6,946	6,286
AMC Entertainment Inc., 8.000%, 3–1–14	2,300	2,220
Cinemark USA, Inc., 8.625%, 6–15–19	5,000	5,150

2011	ANNUAL REPORT	43

SCHEDULE OF INVESTMENTS

High Income Fund (in thousands)	SEPTEMBER 30, 2011

CORPORATE DEBT SECURITIES (Continued)	Principal	Value

Movies & Entertainment (Continued)
Regal Enertainment Group, 9.125%, 8–15–18	$4,255	$4,212

		17,868

Multi-Line Insurance – 0.4%
American International Group, Inc., 8.175%, 5–15–58	6,865	6,058

Oil & Gas Drilling – 0.7%
RDS Ultra-Deepwater Ltd, 11.875%, 3–15–17 (B)	9,165	9,600

Oil & Gas Equipment & Services – 2.4%
Forbes Energy Services Ltd., 9.000%, 6–15–19 (B)	8,085	7,479
Geokinetics Holdings USA, Inc., 9.750%, 12–15–14	5,484	4,319
Global Geophysical Services, Inc., 10.500%, 5–1–17	21,159	20,524
Thermon Industries, Inc., 9.500%, 5–1–17	1,884	1,959

		34,281

Oil & Gas Exploration & Production – 0.3%
Quicksilver Resources Inc.:
11.750%, 1–1–16	2,160	2,333
7.125%, 4–1–16	2,600	2,288

		4,621

Oil & Gas Refining & Marketing – 2.8%
Energy Partners Ltd., 8.250%, 2–15–18	14,606	13,438
Offshore Group Investment Limited:
11.500%, 8–1–15	19,650	20,239
11.500%, 8–1–15 (B)	4,535	4,671

		38,348

Other Diversified Financial Services – 0.7%
Bank of America Corporation:
8.000%, 12–29–49 (E)	8,550	7,268
8.125%, 12–29–49 (E)	2,499	2,125

		9,393

Packaged Foods & Meats – 1.5%
Bumble Bee Foods, LLC:
9.000%, 12–15–17 (B)	11,382	10,700
9.625%, 3–15–18 (B)	12,825	10,292

		20,992

Paper Packaging – 1.3%
Sealed Air Corporation:
8.125%, 9–15–19 (B)	8,992	9,082
8.375%, 9–15–21 (B)	9,351	9,444

		18,526

Paper Products – 0.3%
Appleton Papers Inc., 10.500%, 6–15–15 (B)	4,205	4,121
Verso Paper Corp., 8.750%, 2–1–19	832	574

		4,695

CORPORATE DEBT SECURITIES (Continued)	Principal	Value

Pharmaceuticals – 1.2%
Capsugel FinanceCo S.C.A., 9.875%, 8–1–19 (B)(D)	EUR10,996	$13,700
ConvaTec Healthcare E S.A., 10.500%, 12–15–18 (B)	$1,720	1,514
InVentiv Health, Inc., 10.000%, 8–15–18 (B)	1,860	1,637

		16,851

Property & Casualty Insurance – 0.8%
Fidelity National Information Services, Inc.:
7.625%, 7–15–17	8,095	8,419
7.875%, 7–15–20	2,525	2,626

		11,045

Railroads – 1.0%
Kansas City Southern de Mexico, S.A. de C.V.:
8.000%, 2–1–18	11,360	12,099
6.625%, 12–15–20	2,580	2,657

		14,756

Regional Banks – 0.9%
CIT Group, Inc., 7.000%, 5–2–17 (B)	13,350	12,950

Restaurants – 5.0%
CKE Holdings, Inc., 10.500%, 3–14–16 (B)(C)	9,214	8,032
CKE Restaurants, Inc., 11.375%, 7–15–18	17,760	18,470
Dave & Buster’s, Inc., 0.000%, 2–15–16 (B)(F)	24,215	13,439
DineEquity, Inc., 9.500%, 10–30–18	5,322	5,282
NPC International, Inc., 9.500%, 5–1–14	24,315	23,890

		69,113

Security & Alarm Services – 0.6%
DynCorp International Inc., 10.375%, 7–1–17	9,575	8,354

Semiconductor Equipment – 0.1%
Phototronics, Inc., Convertible, 3.250%, 4–1–16 (B)	975	867

Semiconductors – 0.4%
Freescale Semiconductor, Inc., 8.050%, 2–1–20	1,698	1,537
Micron Technology, Inc., Convertible:
1.500%, 8–1–31 (B)	4,004	3,078
1.875%, 8–1–31 (B)	910	696

		5,311

Specialized Consumer Services – 0.7%
B-Corp Merger Sub, Inc., 8.250%, 6–1–19 (B)	10,646	9,581

Specialized Finance – 0.3%
PHH Corporation, 9.250%, 3–1–16	4,300	4,418

44	ANNUAL REPORT	2011

SCHEDULE OF INVESTMENTS

High Income Fund (in thousands)	SEPTEMBER 30, 2011

CORPORATE DEBT SECURITIES (Continued)	Principal	Value

Specialized REITs – 1.0%
CNL Lifestyles Properties, Inc., 7.250%, 4–15–19	$15,872	$13,650

Steel – 1.5%
Ryerson Inc., 12.000%, 11–1–15	4,395	4,395
Severstal Columbus LLC, 10.250%, 2–15–18	4,300	4,386
WireCo WorldGroup Inc., 9.750%, 5–15–17 (B)	11,910	12,029

		20,810

Systems Software – 1.1%
Atlantis Merger Sub, Inc. and SoftBrands, Inc., 11.500%, 7–15–18 (B)	17,725	15,775

Thrifts & Mortgage Finance – 0.6%
Provident Funding Associates, L.P. and PFG Finance Corp., 10.125%, 2–15–19 (B)	10,282	8,894

Trading Companies & Distributors – 0.6%
United Rentals (North America), Inc., 8.375%, 9–15–20	8,910	8,175

Wireless Telecommunication Service – 1.3%
Cricket Communications, Inc., 7.750%, 10–15–20	4,095	3,563
Digicel Group Limited:
8.250%, 9–1–17 (B)	1,700	1,598
10.500%, 4–15–18 (B)	5,452	5,370
MetroPCS Wireless, Inc., 6.625%, 11–15–20	4,760	4,189
Wind Acquisition Finance S.A., 11.750%, 7–15–17 (B)	4,060	3,451

		18,171

TOTAL CORPORATE DEBT SECURITIES – 83.8%		$1,175,760
(Cost: $1,258,140)

MUNICIPAL BONDS – TAXABLE – 0.6%
Arizona
AZ Hlth Fac Auth, Rev Bonds (Banner Hlth), Ser 2007B, 0.975%, 1–1–37 (E)	12,825	$8,245

(Cost: $8,267)

SENIOR LOANS
Application Software – 0.3%
Blackboard, Inc., 7.500%, 6–30–18 (E)	4,250	3,942

Building Products – 2.6%
Goodman Global, Inc., 9.000%, 10–6–17 (E)	36,440	36,458

Casinos & Gaming – 0.1%
Revel AC, Inc., 9.000%, 1–24–17 (E)	2,035	1,675

SENIOR LOANS (Continued)	Principal	Value

Communications Equipment – 0.1%
Mitel Networks Corporation, 7.303%, 8–15–15 (E)	$1,315	$1,190

Diversified Support Services – 2.8%
Advantage Sales & Marketing, Inc., 9.250%, 5–29–18 (E)	19,322	18,501
Applied Systems, Inc., 9.250%, 5–17–17 (E)	1,290	1,249
N.E.W. Holdings I, LLC, 9.500%, 3–5–17 (E)	21,425	20,916

		40,666

Environmental & Facilities Services – 0.4%
K2 Pure Solutions Nocal, L.P., 10.000%, 7–20–15 (E)	5,611	5,330

Food Distributors – 0.4%
Fairway Group Acquisition Company, 7.500%, 2–11–17 (E)	5,380	5,066
U.S. Foodservice, Inc.:
2.730%, 7–3–14 (E)	183	167
2.740%, 7–3–14 (E)	542	493

		5,726

Health Care Equipment – 0.3%
Immucor, Inc., 7.250%, 7–2–18 (E)	4,250	4,181

Health Care Facilities – 0.9%
National Surgical Hospitals, Inc.:
8.250%, 1–4–17 (E)	10,866	10,377
0.000%, 2–3–17 (E)(F)	1,905	1,819

		12,196

Home Furnishings – 0.7%
Spring Windows Fashions, LLC, 11.250%, 4–27–18 (E)	10,200	9,690

Hypermarkets & Super Centers – 0.5%
Roundy’s Supermarkets, Inc., 10.000%, 4–5–16 (E)	7,005	6,842

Independent Power Producers & Energy Traders – 0.9%
Texas Competitive Electric Holdings Company, LLC:
4.726%, 10–10–17 (E)	9,468	6,301
4.772%, 10–10–17 (E)	10,071	6,702

		13,003

Internet Software & Services – 0.5%
Nextag, Inc., 7.000%, 12–29–17 (E)	8,229	7,612

IT Consulting & Other Services – 0.8%
Presidio, Inc., 7.250%, 3–31–17 (E)	9,738	9,397
Vertafore, Inc., 9.750%, 10–18–17 (E)	1,311	1,254

		10,651

TOTAL SENIOR LOANS – 11.3%		$159,162
(Cost: $165,704)

2011	ANNUAL REPORT	45

SCHEDULE OF INVESTMENTS

High Income Fund (in thousands)	SEPTEMBER 30, 2011

SHORT-TERM SECURITIES	Principal	Value

Commercial Paper – 3.0%
Bemis Company, Inc., 0.330%, 10–5–11 (G)	$3,000	$3,000
Diageo Capital plc (GTD by Diageo plc), 0.380%, 10–6–11 (G)	5,000	5,000
Kroger Co. (The), 0.300%, 10–3–11 (G)	8,316	8,315
Mattel Inc.:
0.310%, 10–17–11 (G)	5,000	4,999
0.330%, 10–25–11 (G)	10,000	9,997
Verizon Communications Inc.:
0.260%, 10–11–11 (G)	5,000	5,000
0.240%, 10–18–11 (G)	2,000	2,000
0.270%, 10–19–11 (G)	3,000	3,000

		41,311

SHORT-TERM SECURITIES (Continued)	Principal	Value

Master Note – 0.0%
Toyota Motor Credit Corporation, 0.113%, 10–3–11 (H)	$349	$349

TOTAL SHORT-TERM SECURITIES – 3.0%		$41,660
(Cost: $41,660)

TOTAL INVESTMENT SECURITIES – 99.9%		$1,400,550
(Cost: $1,490,347)

CASH AND OTHER ASSETS, NET OF LIABILITIES – 0.1%		1,624

NET ASSETS – 100.0%		$1,402,174

Notes to Schedule of Investments

The following forward foreign currency contracts were outstanding at September 30, 2011:

Type	Currency	Counterparty	Principal Amount of Contract (Denominated in Indicated Currency)	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Sell	Euro	Deutsche Bank AG	63	11–15–11	$4	$—
Sell	Euro	Morgan Stanley International	483	11–15–11	36	—
Sell	Euro	Deutsche Bank AG	383	12–15–11	26	—
Sell	Euro	Deutsche Bank AG	551	2–1–12	50	—
Sell	Euro	Deutsche Bank AG	63	5–15–12	4	—
Sell	Euro	Morgan Stanley International	483	5–15–12	31	—
Sell	Euro	Deutsche Bank AG	383	6–15–12	24	—
Sell	Euro	Deutsche Bank AG	551	8–1–12	46	—
Sell	Euro	Deutsche Bank AG	63	11–15–12	3	—
Sell	Euro	Morgan Stanley International	483	11–15–12	27	—
Sell	Euro	Deutsche Bank AG	383	12–17–12	21	—
Sell	Euro	Deutsche Bank AG	551	2–1–13	42	—
Sell	Euro	Deutsche Bank AG	63	5–15–13	3	—
Sell	Euro	Morgan Stanley International	483	5–15–13	24	—
Sell	Euro	Deutsche Bank AG	383	6–17–13	19	—
Sell	Euro	Deutsche Bank AG	551	8–1–13	39	—
Sell	Euro	Deutsche Bank AG	63	11–15–13	3	—
Sell	Euro	Morgan Stanley International	483	11–15–13	22	—
Sell	Euro	Deutsche Bank AG	383	12–16–13	17	—
Sell	Euro	Deutsche Bank AG	551	2–3–14	37	—
Sell	Euro	Deutsche Bank AG	63	5–15–14	3	—
Sell	Euro	Morgan Stanley International	483	5–15–14	21	—
Sell	Euro	Deutsche Bank AG	383	6–16–14	16	—
Sell	Euro	Deutsche Bank AG	551	8–1–14	36	—
Sell	Euro	Morgan Stanley International	483	11–14–14	22	—
Sell	Euro	Deutsche Bank AG	63	11–17–14	3	—
Sell	Euro	Deutsche Bank AG	383	12–15–14	16	—
Sell	Euro	Deutsche Bank AG	551	2–2–15	36	—
Sell	Euro	Deutsche Bank AG	63	5–15–15	3	—
Sell	Euro	Morgan Stanley International	6,812	5–15–15	311	—
Sell	Euro	Deutsche Bank AG	383	6–15–15	17	—
Sell	Euro	Deutsche Bank AG	551	8–3–15	35	—
Sell	Euro	Deutsche Bank AG	63	11–16–15	3	—
Sell	Euro	Deutsche Bank AG	383	12–15–15	19	—
Sell	Euro	Deutsche Bank AG	551	2–1–16	37	—
Sell	Euro	Deutsche Bank AG	1,713	5–16–16	83	—
Sell	Euro	Deutsche Bank AG	383	6–15–16	20	—
Sell	Euro	Deutsche Bank AG	551	8–1–16	38	—
Sell	Euro	Deutsche Bank AG	383	12–15–16	23	—
Sell	Euro	Deutsche Bank AG	551	2–1–17	40	—
Sell	Euro	Deutsche Bank AG	383	6–15–17	24	—
Sell	Euro	Deutsche Bank AG	551	8–1–17	42	—
Sell	Euro	Deutsche Bank AG	383	12–15–17	26	—
Sell	Euro	Deutsche Bank AG	551	2–1–18	45	—

46	ANNUAL REPORT	2011

SCHEDULE OF INVESTMENTS

High Income Fund (in thousands)	SEPTEMBER 30, 2011

Type	Currency	Counterparty	Principal Amount of Contract (Denominated in Indicated Currency)	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Sell	Euro	Deutsche Bank AG	8,035	6–15–18	$591	$—
Sell	Euro	Deutsche Bank AG	551	8–1–18	47	—
Sell	Euro	Deutsche Bank AG	551	2–1–19	48	—
Sell	Euro	Deutsche Bank AG	11,711	8–1–19	1,058	—

					$3,141	$—

(A)	No dividends were paid during the preceding 12 months.

(B)	Securities were purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2011, the total value of these securities amounted to $669,053 or 47.7% of net assets.

(C)	Payment-in-kind bonds.

(D)	Principal amounts are denominated in the indicated foreign currency, where applicable (EUR – Euro).

(E)	Variable rate security. Interest rate disclosed is that which is in effect at September 30, 2011.

(F)	Zero coupon bond.

(G)	Rate shown is the yield to maturity at September 30, 2011.

(H)	Variable rate security. Interest rate disclosed is that which is in effect at September 30, 2011. Date shown represents the date that the variable rate resets.

The following table is a summary of the valuation of the Fund’s investments by the fair value hierarchy levels as of September 30, 2011. See Note 1 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Common Stocks	$9,957	$—	$—
Preferred Stocks	4,122	794	—
Warrants	—	—	850
Corporate Debt Securities	—	1,172,352	3,408
Municipal Bonds	—	8,245	—
Senior Loans	—	122,549	36,613
Short-Term Securities	—	41,660	—
Total	$14,079	$1,345,600	$40,871
Forward Foreign Currency Contracts	$—	$3,141	$—

The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

	Warrants	Corporate Debt Securities	Senior Loans
Beginning Balance 10-1-10	$—	$—	$13,959
Net realized gain (loss)	—	—	(3)
Net unrealized appreciation (depreciation)	102	(109)	(762)
Purchases	—	3,517	35,594
Sales	—	—	(10,978)
Transfers into Level 3 during the period	748	—	—
Transfers out of Level 3 during the period	—	—	(1,197)
Ending Balance 9-30-11	$850	$3,408	$36,613
Net change in unrealized appreciation (depreciation) for all Level 3 investments still held as of 9-30-11	$102	$(109)	$(774)

The following acronyms are used throughout this schedule:

GTD = Guaranteed

REIT = Real Estate Investment Trust

See Accompanying Notes to Financial Statements.

2011	ANNUAL REPORT	47

MANAGEMENT DISCUSSION

Municipal Bond Fund	(UNAUDITED)

Bryan J. Bailey

Below, Bryan J. Bailey, CFA, portfolio manager of the Waddell & Reed Advisors Municipal Bond Fund, discusses positioning, performance and results for the fiscal year ended September 30, 2011. He has managed the Fund since 2000 and has 23 years of industry experience.

Fiscal Year Performance

For the 12 months ended September 30, 2011
Municipal Bond Fund (Class A shares at net asset value)	3.40%
Benchmark(s) and/or Lipper Category
S&P Municipal Bond Index	3.88%
(reflects the performance of securities generally representing the municipal bond market)
Lipper General Municipal Debt Funds Universe Average	2.76%
(generally reflects the performance of the universe of funds with similar investment objectives)

Please note that Fund returns include applicable fees and expenses while index returns do not include any such fees.

Please note that, effective September 15, 2011, the Fund’s benchmark name changed from Standard & Poor’s/Investortools Main Municipal Bond Index to S&P Municipal Bond Index.

The municipal bond market continues to wrestle with high levels of headline, interest rate, redemption and political risk, as well as increased levels of volatility. In spite of the dark clouds, the asset class successfully navigated these headwinds to post a positive total return for the fiscal year, with the credit quality of the market holding up remarkably well.

The most recent report issued by Moody’s Investors Service (February, 2010) titled “U.S. Municipal Bond Defaults and Recoveries, 1970-2009” shows that there were only 54 rated defaults during this 39-year period. Year-to-date there have been 36 defaults (only two rated by Moody’s) in the aggregate amount of $951 million.

There is pressure on some local, city, and county issuers and we expect many states to continue to push their problems down to the local level. While we expect cumulative default rates to pick-up modestly in the future, we believe that the defaults will be concentrated in the high-yield sectors and local municipal issuers.

Retail investors continue to be very wary of investing in the long-term municipal bond fund asset class, for the reasons cited above. Given that the municipal market is approximately 70 percent retail and 30 percent institutional, this fear has presented a formidable obstacle to new cash flows into the Fund, and has increased the risk of Fund redemptions. The municipal yield curve remains quite steep by historical measures, and credit spreads are wider than historical averages.

The Fund outperformed its peer group (before the effects of sales charges) in fiscal year 2011. Meanwhile, the Fund slightly underperformed its benchmark. This comparison is based on the Fund’s returns before the effects of sales charges, but does not take into consideration that the index is unmanaged and does not incur expenses.

Taking advantage of opportunities

During the aggressive deleveraging and the re-pricing of credit beginning in the fourth quarter of 2008, we re-structured the portfolio as many attractive opportunities presented themselves. We aggressively increased the duration (interest rate sensitivity) of the Fund from an extremely defensive position to a slightly aggressive position (approximately 6 percent longer than the stated benchmark currently). The Fund also increased exposure to lower rated investment grade spread product (A-BBB ratings range), as spreads finally represented attractive compensation for bearing additional credit risk. These portfolio adjustments made in fiscal year 2009 positioned the Fund appropriately for both fiscal 2010 and fiscal 2011.

Performance was enhanced by increasing and/or maintaining exposure to longer duration spread product, especially hospital, and education revenue bonds. Avoiding the grossly underperforming high yield tobacco sector also was a contributing factor. We felt that the significantly wider than historical spreads available represented great value. The Fund’s ample liquid holdings at that time positioned the Fund to capitalize on many of these opportunities.

Low turnover

Fiscal 2011 was a very low turnover year for the Fund. Most portfolio adjustments were executed in late 2008 and early 2009.

The municipal bond market has benefitted from a flight to quality and a high credit quality duration grab as confidence in U.S. leadership erodes, U.S. growth expectations are revised downward, and European chaos continues. These factors have weighed heavily on equity markets and have resulted in inflows to many fixed-income products. While the aggressive monetary and fiscal stimulus efforts have stabilized the economy, we remain concerned that the positive impacts of these programs may be reversed to some degree when the stimulus is removed from the system. There may also be unintended consequences as a result of these unorthodox measures.

This continues to be a very difficult economic period and we believe that additional cuts to programs and services, as well as

48	ANNUAL REPORT	2011

pension reform measures, will need to be made at the state and local level in order to balance budgets and mend fiscal imbalances that have built up over many years of imprudent behavior. Fiscal austerity will continue to be a major focus on the state and local level, and we expect headline risk to be a part of the new normal for the asset class. We expect continued attacks on the municipal tax exemption, but we are of the opinion that the market is already priced for problems with yields greater than fully taxable treasury securities.

Low rates not seen as sustainable for long term

We think that long-term interest rates reached unreasonably low levels in the last decade as a result of easy money and an extensive use of leverage. Also contributing to low interest rates was Federal Reserve intervention and the unconventional use of its balance sheet, which continues to this day. We believe these low-rate levels are not sustainable in the long run. Add to this, additional issuance from the Treasury to fund deficit spending, other programs on the President’s agenda that will require funding and the long-run market clearing path for interest rates is probably up, and not down.

We believe that the 30-year bull market in bonds is nearing the end, but not that a bear market is imminent. Bond yields could stay in a low, narrow range for the remainder of 2011, into 2012, or even longer. There is a high level of uncertainty and lack of clarity on many fronts priced into capital markets that could adjust quickly with a change in leadership in Washington. As usual, any meaningful recovery in equity markets could put pressure on bonds, as investors choose to re-allocate from fixed-income investments to equities. A spike in new issuance in this environment could prove to be very problematic.

Continued problems in Europe will keep a bid in the Treasury market, therefore influencing municipal rates to some degree, and balancing the argument that rates could be increasing dramatically in the short run. We will remain proactive and vigilant in assessing any risk to the portfolio from a change in inflation expectations, as monetary policy continues to be extraordinarily accommodative. Inflation is not on the immediate horizon, but if it materializes it will eventually put upward pressure on long-term interest rates.

Taking on additional risk to generate return

Because we believe any serious inflation risk is not on the immediate horizon — and noting that the municipal to Treasury ratio is greater than 100 percent, the yield curve is still very steep, credit spreads are still quite wide, and new issuance is expected to remain low in this era of austerity — a slightly aggressive stance on interest rates is warranted, and we are a little more willing to increase the portfolio’s exposure to interest-rate risk. The primary factors driving the decision are the steep slope of the municipal yield curve, and a commitment to essentially a zero interest rate policy for the foreseeable future by the Federal Reserve.

Going forward, we expect to keep the fund’s average credit quality at investment grade as defined by either Moody’s, S&P, or both, while actively seeking relative value opportunities between sectors, states, and security structures. Positioning and asset distribution across the yield curve will continue to be a vital part of this investment strategy, as well as monitoring cross market technical factors. We will continue to search for trading opportunities to exploit in the high yield space.

We believe that the Fund is well positioned relative to its peers entering the final quarter of 2011. The Fund’s objective is to provide the level of current income consistent with preservation of capital and that is not subject to Federal income tax. To achieve that objective, we plan to continue investing in short, intermediate and longer-term investment grade (primarily) municipal bonds with an emphasis on overall quality and capital preservation with minimal yield sacrifice.

The Fund’s performance noted above is at net asset value (NAV), and does not include the effect of any applicable sales charges. If reflected, the sales charge would reduce the performance noted.

As with any mutual fund, the value of the Fund’s shares will change, and you could lose money on your investment.

Fixed-income securities are subject to interest rate risk, so the net asset value of the Fund’s shares may fall as interest rates rise. The Fund may include a significant portion of its investments that will pay interest that is taxable under the Alternative Minimum Tax (AMT). These and other risks are more fully described in the Fund’s prospectus.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager’s views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index (indexes) noted are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Waddell & Reed Advisors Municipal Bond Fund.

2011	ANNUAL REPORT	49

PORTFOLIO HIGHLIGHTS

Municipal Bond Fund	ALL DATA IS AS OF SEPTEMBER 30, 2011 (UNAUDITED)

Asset Allocation

Bonds	94.6%
Municipal Bonds	94.6%
Cash and Cash Equivalents	5.4%

Lipper Rankings

Category: Lipper General Municipal Debt Funds	Rank	Percentile
1 Year	71/237	30
3 Year	54/214	26
5 Year	7/188	4
10 Year	42/157	27

Past performance is no guarantee of future results. Rankings are for Class A shares and are based on average annual total returns, but do not consider sales charges. Rankings for other share classes may vary.

Quality Weightings

Investment Grade	89.3%
AAA	3.8%
AA	30.7%
A	32.8%
BBB	22.0%
Non-Investment Grade	5.3%
BB	0.1%
Below CCC	0.2%
Non-rated	5.0%
Cash and Cash Equivalents	5.4%

Our preference is to always use ratings obtained from Standard & Poor’s. For securities not rated by Standard & Poor’s, ratings are obtained from Moody’s.

50	ANNUAL REPORT	2011

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT

Municipal Bond Fund	(UNAUDITED)

Please note that the performance of the Fund’s other share classes will be greater or less than the performance shown above for Class A based on the differences in loads and fees paid by shareholders investing in the different classes.

(1)	The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)	Class A	Class B	Class C
1-year period ended 9-30-11	-0.99%	-1.56%	2.50%
5-year period ended 9-30-11	4.30%	4.07%	4.28%
10-year period ended 9-30-11	4.13%	3.63%	3.63%

(2)	Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.waddell.com for the Fund’s most recent month-end performance. Class A shares carry a maximum front-end sales load of 4.25%. Class B and Class C shares carry maximum contingent deferred sales charges (CDSC) of 5% and 1%, respectively (the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

2011	ANNUAL REPORT	51

SCHEDULE OF INVESTMENTS

Municipal Bond Fund (in thousands)	SEPTEMBER 30, 2011

MUNICIPAL BONDS	Principal	Value

Alabama – 0.8%
San Jose Merged Area Redev Proj, Hsng Set-Aside Tax Alloc Bonds, Ser 2010A-1, 5.500%, 8–1–35	$1,000	$952
The Indl Dev Board of Selma, AL, Gulf Opp Zone Bonds, Ser 2009A, 6.250%, 11–1–33	2,000	2,110
The Pub Edu Bldg Auth of Tuscaloosa, Student Hsng Rev Bonds (Univ of AL Ridgecrest Residential Proj), Ser 2008, 6.750%, 7–1–33	2,500	2,875

		5,937

Alaska – 0.2%
AK Intl Arpt Sys Rev and Rfdg Bonds, Ser 2010A, 5.000%, 10–1–21	1,735	1,890

Arizona – 1.0%
Cert of Part for the Benefit of AZ State Univ (AZ State Univ Proj), Ser 2002, 5.375%, 7–1–13	1,000	1,030
Indl Dev Auth of Mohave Cnty, Correctional Fac Contract Rev Bonds (Mohave Prison, LLC Expansion Proj), Ser 2008, 8.000%, 5–1–25	2,500	2,803
Phoenix Civic Impvt Corp, Sr Lien Arpt Rev Bonds, Ser 2002B, 5.750%, 7–1–14	2,000	2,055
Rio Nuevo Multipurp Fac Dist (Tucson, AZ), Sub Lien Excise Tax Rev Bonds, Ser 2008, 6.625%, 7–15–25	2,000	2,322

		8,210

Arkansas – 0.1%
AR Dev Fin Auth, Sngl Fam Mtg Rev Bonds (Mtg-Bkd Sec Prog), Ser 2003D, 5.300%, 7–1–24	435	436

California – 14.1%
ABAG Fin Auth for Nonprofit Corp, Rev Bonds (Sharp Hlth Care), Ser 2009B, 6.250%, 8–1–39	1,000	1,081
Arpt Comsn, San Francisco Intl Arpt Second Ser Rev Bonds, Ser 2009E, 6.000%, 5–1–39	3,000	3,359
CA Dept of Water Res, Cent Vly Proj, Water Sys Rev Bonds, Ser X, 5.500%, 12–1–16	10	12
CA Hlth Fac Fin Auth, Rev Bonds (Adventist Hlth Sys/West), Ser 2009A, 5.750%, 9–1–39	2,500	2,614
CA Hlth Fac Fin Auth, Rev Bonds (Children’s Hosp of Orange Cnty), Ser 2009A, 6.500%, 11–1–38	2,000	2,159
CA Muni Fin Auth, Cmnty Hosp of Cent CA Oblig Group Cert of Part, 5.500%, 2–1–39	4,000	3,571
CA Muni Fin Auth, Edu Fac Rev Bonds (King/Chavez Academies Proj), Ser 2009A, 8.500%, 10–1–29	1,000	1,119
CA Pollutn Ctl Fin Auth, Solid Waste Disp Rev Bonds (Republic Svc, Inc. Proj) Ser 2002B, 5.250%, 6–1–23	2,085	2,294

MUNICIPAL BONDS (Continued)	Principal	Value

California (Continued)
CA Pollutn Ctl Fin Auth, Solid Waste Disp Rfdg Rev Bonds (Waste Mgmt, Inc. Proj), Ser 2002A, 5.000%, 1–1–22	$1,500	$1,543
CA Rural Home Mtg Fin Auth, Sngl Fam Mtg Rev Bonds (Mtg-Bkd Sec Prog), Ser 1998B, Class 5, 6.350%, 12–1–29	15	15
CA Statewide Cmnty Dev Auth, Hosp Rev Cert of Part, Cedars-Sinai Med Ctr, Ser 1992, 6.500%, 8–1–12	810	850
CA Statewide Cmnty Dev Auth, Sch Fac Rev Bonds (Aspire Pub Sch), Ser 2010:
6.000%, 7–1–40	1,750	1,710
6.350%, 7–1–46	1,000	1,005
CA Various Purp GO Bonds:
6.000%, 2–1–15	3,000	3,462
5.250%, 2–1–19	7,000	7,399
5.250%, 11–1–21	1,000	1,054
5.000%, 2–1–22	7,000	7,319
5.250%, 9–1–26	3,500	3,801
5.500%, 4–1–28	3,000	3,377
5.250%, 10–1–29	2,500	2,664
5.750%, 4–1–31	5,000	5,457
6.000%, 3–1–33	1,000	1,113
6.000%, 11–1–39	4,500	5,010
Carson Redev Agy Redev Proj Area No. 1, Tax Alloc Bonds, Ser 2009A, 7.000%, 10–1–36	750	788
Cmnty Redev Agy of Santa Ana, Merged Proj Area Bonds, Ser 2011 A, 6.250%, 9–1–24	2,000	2,153
Cnty of Sacramento, 2010 Rfdg Cert of Part, Sacramento Cnty Pub Fac Fin Corp, 5.750%, 2–1–30	2,000	2,098
Delta Cnty Home Mtg Fin Auth, Sngl Fam Mtg Rev Bonds (Mtg-Bkd Sec Prog), Ser 1998A, 5.200%, 12–1–14	20	20
Foothill/Eastn Trans Corridor Agy, Toll Road Rfdg Rev Bonds (Cap Apprec Bonds), Ser 1999, 0.000%, 1–15–17 (A)	7,500	5,603
Golden State Tob Securitization Corp, Tob Stlmt Asset-Bkd Bonds, Ser 2003A-1, 6.750%, 6–1–39	2,500	2,758
Palomar Pomerado Hlth, GO Bonds, Election of 2004, Ser 2009A:
0.000%, 8–1–31 (A)	3,315	994
0.000%, 8–1–32 (A)	5,000	1,394
0.000%, 8–1–33 (A)	5,000	1,289
Palomar Pomerado Hlth, San Diego Cnty, CA, Cert of Part, 6.750%, 11–1–39	2,750	2,845
Pub Fac Fin Auth of San Diego, Sr Sewer Rev Bonds, Ser 2009A, 5.250%, 5–15–34	3,000	3,211
Redev Agy for Riverside, Interstate 215 Corridor Redev Proj Area, 2010 Tax Alloc Bonds, Ser E, 6.500%, 10–1–40	1,500	1,559
Redev Agy of San Diego, Naval Training Ctr Redev Proj, Tax Alloc Bonds, Ser 2010A, 5.750%, 9–1–40	1,000	992

52	ANNUAL REPORT	2011

SCHEDULE OF INVESTMENTS

Municipal Bond Fund (in thousands)	SEPTEMBER 30, 2011

MUNICIPAL BONDS (Continued)	Principal	Value

California (Continued)
Riverside Cmnty College Dist, Riverside Cnty, CA, Election of 2004, GO Bonds, Ser 2004A, 5.500%, 8–1–29	$3,800	$4,334
Sacramento Area Flood Ctl Agy, Consolidated Cap Assmt Dist Bonds, Ser 2008, 5.500%, 10–1–28	500	555
San Jose, CA Arpt Rev Bonds, Ser 2011A-1, 5.250%, 3–1–21	3,000	3,272
Southn CA Pub Power Auth, Multiple Proj Rev Bonds, Ser 1989, 6.750%, 7–1–12	3,455	3,609
Southn CA Pub Power Auth, Transmission Proj Rev Bonds (Southn Transmission Proj), Ser 2008B, 6.000%, 7–1–27	1,000	1,161
State Pub Works Board of CA, Lease Rev Bonds (Various Cap Proj), Ser 2009I, 6.375%, 11–1–34	500	547
State Pub Works Board of CA, Lease Rev Bonds (Various Cap Proj), Ser 2009G-1, 5.750%, 10–1–30	1,000	1,050
The Metro Water Dist of Southn CA, Water Rev Bonds, 2003 Authorization, Ser B–2, 5.000%, 10–1–27	5,000	5,468
The Regents of the Univ of CA, Hosp Rev Bonds (UCLA Med Ctr), Ser 2004B, 5.500%, 5–15–20	1,500	1,586
Tuolumne Wind Proj Auth, Rev Bonds (Tuolumne Co Proj), Ser 2009A, 5.875%, 1–1–29	1,000	1,113

		110,387

Colorado – 2.5%
City and Cnty of Broomfield, CO, Rfdg Cert of Part, Ser 2010, 5.000%, 12–1–23	1,565	1,768
CO Edu and Cultural Fac Auth, Charter Sch Rev Bonds (The Classical Academy Proj), Ser 2008A:
6.750%, 12–1–23	1,760	2,009
7.400%, 12–1–38	1,000	1,145
CO Edu and Cultural Fac Auth, Independent Sch Rev Rfdg Bonds (Vail Mountain Sch Proj), Ser 2010, 6.125%, 5–1–40	2,500	2,522
CO Higher Edu Cap Constr, Lease Purchase Fin Prog, Cert of Part, Ser 2008, 5.500%, 11–1–27	1,000	1,138
CO Hsng and Fin Auth, Sngl Fam Mtg Class I Bonds, Ser 2009A, 5.500%, 11–1–29	1,055	1,086
CO Hsng and Fin Auth, Sngl Fam Prog Sr and Sub Bonds, Ser 2001A-2, 6.500%, 8–1–31	250	263
Denver Hlth and Hosp Auth, Hlthcare Recovery Zone, Fac Rev Bds, Ser 2010, 5.625%, 12–1–40	2,750	2,728
Joint Sch Dist No. 28J, Adams and Arapahoe Cnty, CO, GO Bonds, Ser 2008, 6.000%, 12–1–28	2,500	2,908
Rgnl Trans Dist, Private Activity Bonds (Denver Transit Partn Eagle P3 Proj), Ser 2010, 6.500%, 1–15–30	4,250	4,546

		20,113

MUNICIPAL BONDS (Continued)	Principal	Value

Connecticut – 0.7%
Cap City Econ Dev Auth, Prkg and Enrg Fee Rev Bonds, Ser 2008D, 5.750%, 6–15–34	$2,500	$2,769
Eastn CT Res Recovery Auth, Solid Waste Rev Bonds (Wheelabrator Lisbon Proj), Ser 1993A, 5.500%, 1–1–14	2,625	2,626

		5,395

District Of Columbia – 1.0%
DC Hosp Rev Bonds (Sibley Mem Hosp Issue), Ser 2009, 6.375%, 10–1–39	2,500	2,680
Metro Washington Arpt Auth, Dulles Toll Road, Second Sr Lien Rev Bonds, Ser 2009C, 0.000%, 10–1–41 (A)	6,500	5,316

		7,996

Florida – 8.3%
Brevard Cnty, FL, Indl Dev Rev Bonds (TUFF FL Tech Proj), Ser 2009, 6.750%, 11–1–39	2,500	2,618
Broward Cnty, FL, Passenger Fac Charge/Arpt Sys Rev Convertible Lien Bonds, Arpt Sys Rev Bonds, Ser 2001J-1, 5.750%, 10–1–18	2,870	2,903
Citizens Ppty Ins Corp, Coastal Account Sr Secured Bonds, Ser 2011A–1, 5.000%, 6–1–20	1,000	1,069
Citizens Ppty Ins Corp, Sr Secured Rev Bonds, Ser 2010A-1, 5.250%, 6–1–17	3,600	3,975
Coral Gables, FL, Hlth Fac Auth, Hosp Rev Bonds (Baptist Hlth South FL Oblig Group), Ser 2004, 5.250%, 8–15–24	5,000	5,675
Greater Orlando Aviation Auth, Arpt Fac Rev Bonds, Ser 2002B, 5.500%, 10–1–17	2,000	2,076
Halifax Hosp Med Ctr (Daytona Beach, FL), Hosp Rev Rfdg and Impvt Bonds, Ser 2006A, 5.250%, 6–1–26	3,000	3,021
Hillsborough Cnty Aviation Auth, FL, Tampa Intl Arpt, Rev Bonds, Ser 2003B, 5.000%, 10–1–20	2,000	2,074
Hillsborough Cnty Indl Dev Auth, Indl Dev Rev Bonds, Hlth Fac Proj (Univ Cmnty Hosp), Ser 2008A, 5.625%, 8–15–29	3,600	4,535
Hsng Fin Auth of Lee Cnty, FL, Sngl Fam Mtg Rev Bonds, Ser 1999A, Subser 2, 5.000%, 9–1–30	130	130
Miami, FL, Spl Oblig Non-Ad Valorem Rev Rfdg Bonds, Ser 2002A, 5.500%, 9–1–13	2,460	2,544
Miami-Dade Cnty, FL, Aviation Rev Bonds, Miami Intl Arpt (Hub of the Americas), Ser 2002, 5.750%, 10–1–16	2,000	2,068
Miami-Dade Cnty, FL, Aviation Rev Bonds, Miami Intl Arpt (Hub of the Americas), Ser 2009A, 5.500%, 10–1–36	2,500	2,612
Miami-Dade Cnty, FL, Aviation Rev Bonds, Ser 2010A, 5.500%, 10–1–41	2,500	2,617

2011	ANNUAL REPORT	53

SCHEDULE OF INVESTMENTS

Municipal Bond Fund (in thousands)	SEPTEMBER 30, 2011

MUNICIPAL BONDS (Continued)	Principal	Value

Florida (Continued)
Miami-Dade Cnty, FL, Aviation Rev Bonds, Ser 2010B, 5.000%, 10–1–23	$1,500	$1,615
Miami-Dade Cnty, FL, GO Bonds (Bldg Better Cmnty Prog), Ser 2008B, 6.250%, 7–1–26	2,500	2,867
Miami-Dade Cnty, FL, Water and Sewer Sys Rev Rfdg Bonds, Ser 2008B, 5.250%, 10–1–22	5,000	6,005
Miami-Dade Cnty, FL, Water and Sewer Sys Rev Rfdg Bonds, Ser 2008C, 6.000%, 10–1–23	2,500	3,012
Mid-Bay Bridge Auth, Springing Lien Rev Bonds, Ser 2011A, 7.250%, 10–1–34	3,000	3,188
Port St. Lucie, FL, Spl Assmt Rfdg Bonds (City Ctr Spl Assmt Dist), Ser 2008A, 6.500%, 7–1–35	2,500	2,861
South Lake Cnty Hosp Dist, Rev Bonds (South Lake Hosp, Inc.), Ser 2009A, 6.250%, 4–1–39	1,000	1,014
St. Johns Cnty Indl Dev Auth, Rev Bonds (Presbyterian Ret Cmnty Proj), Ser 2010A, 5.875%, 8–1–40	3,500	3,522
Volusia Cnty Edu Fac Auth, Edu Fac Rev Rfdg Bonds (Embry-Riddle Aeronautical Univ, Inc. Proj.) Ser 2011, 5.250%, 10–15–22	2,250	2,465

		64,466

Georgia – 2.7%
Atlanta Arpt Gen Rev Rfdg Bonds, Ser 2010C, 5.750%, 1–1–23	2,000	2,384
Atlanta Dev Auth Edu Fac, Rev Bonds (Panther Place, LLC Proj), Ser 2009A, 5.000%, 7–1–37	3,500	3,592
Atlanta, GA, Water and Wastewater Rev Bonds, Ser 2009B, 5.375%, 11–1–39	2,500	2,652
DeKalb Cnty, GA, Hosp Auth, Rev Anticipation Cert (DeKalb Med Ctr, Inc. Proj), Ser 2010, 6.125%, 9–1–40	1,500	1,525
Hosp Auth of Cobb Cnty, GA, Rev Anticipation Rfdg and Impvt Cert, Ser 2003, 5.250%, 4–1–20	3,000	3,165
Muni Elec Auth of GA, Proj One Spl Oblig Bonds, Fifth Crossover Ser, 6.400%, 1–1–13	5,300	5,485
Muni Elec Auth of GA, Proj One Sub Bonds, Ser 2008D, 6.000%, 1–1–23	2,100	2,415

		21,218

Guam – 0.4%
A.B. Won Pat, GU Intl Arpt Auth, Gen Rev Bonds, Ser 2003C, 5.375%, 10–1–20	3,305	3,357

Idaho – 0.5%
Boise City, ID, Arpt Rev Rfdg Bonds (Air Terminal Fac Proj), Ser 2011:
5.750%, 9–1–19	750	855
5.750%, 9–1–20	1,000	1,134

MUNICIPAL BONDS (Continued)	Principal	Value

Idaho (Continued)
ID Hlth Fac Auth, Rev Bonds (St. Luke’s Hlth Sys Proj), Ser 2008A, 6.750%, 11–1–37	$2,000	$2,215

		4,204

Illinois – 2.2%
Belleville, IL, Tax Incr Rfdg Rev Bonds (Frank Scott Pkwy Redev Proj), Ser 2007A, 5.700%, 5–1–36	1,500	1,255
Cmnty College Dist No. 525 (Joliet Jr College), GO Bonds (Alternate Rev Source), Ser 2008, 5.750%, 6–1–28	1,000	1,104
Collateralized Sngl Fam Mtg Rev Bonds (Chicago), Ser 2002C, 5.600%, 10–1–34	620	624
IL Fin Auth, Rev and Rfdg Bonds (Roosevelt Univ Proj), Ser 2009, 6.500%, 4–1–39	2,500	2,617
IL Fin Auth, Rev Bonds (Rush Univ Med Ctr Oblig Group), Ser 2009A, 7.250%, 11–1–30	2,500	2,849
IL Fin Auth, Rev Bonds, The Univ of Chicago, Ser 2008B, 5.750%, 7–1–33	2,500	2,794
IL Fin Auth, Student Hsng Rev Bonds (CHF-DeKalb, L.L.C.–Northn IL Univ Proj), Ser 2011, 5.750%, 10–1–21	2,000	2,191
Metro Pier and Exposition Auth IL, McCormick Place Expansion Proj Rfdg Bonds, Ser 2010B-1, 0.000%, 6–15–43 (A)	2,000	297
Rgnl Trans Auth, Cook, DuPage, Kane, Lake, McHenry and Will Cnty, IL, GO Bonds, Ser 2002A, 6.000%, 7–1–24	3,080	3,762

		17,493

Indiana – 2.1%
IN Hlth and Edu Fac Fin Auth, Hosp Rev Bonds (Cmnty Fndtn of NW IN Oblig Group), Ser 2007, 5.500%, 3–1–37	1,750	1,685
IN State Office Bldg Comsn, Capitol Complex Rev Bonds (Senate Avenue Prkg Fac), Ser 1990A, 7.400%, 7–1–15	4,775	5,469
IN State Office Bldg Comsn, Capitol Complex Rev Bonds (State Office Bldg I Fac), Ser 1990B, 7.400%, 7–1–15	8,000	9,164

		16,318

Iowa – 0.8%
Altoona, IA, Annual Appropriation Urban Renewal Tax Incr Rev Bonds, Ser 2008, 5.750%, 6–1–31	1,000	998
IA Fin Auth, IA State Revolving Fund Rev Bonds, Ser 2008, 6.000%, 8–1–27	2,500	2,928
IA Higher Edu Loan Auth, Private College Fac Rev and Rfdg Bonds (Upper IA Univ Proj), Ser 2010, 6.000%, 9–1–39	2,145	2,163

		6,089

54	ANNUAL REPORT	2011

SCHEDULE OF INVESTMENTS

Municipal Bond Fund (in thousands)	SEPTEMBER 30, 2011

MUNICIPAL BONDS (Continued)	Principal	Value

Kansas – 1.7%
Arkansas City, KS Pub Bldg Comsn, Rev Bonds (South Cent KS Rgnl Med Ctr), Ser 2009, 7.000%, 9–1–38	$2,000	$2,191
Overland Park, KS, Trans Dev Dist, Sales Tax Rev Bonds (Oak Park Mall Proj), Ser 2010, 5.900%, 4–1–32	3,000	3,001
Sedgwick Cnty, KS and Shawnee Cnty, KS, Sngl Fam Mtg Rev Bonds (Mtg-Bkd Sec Prog), Ser 2002A-5, 5.550%, 12–1–33	1,395	1,465
Sedgwick Cnty, KS and Shawnee Cnty, KS, Sngl Fam Mtg Rev Bonds (Mtg-Bkd Sec Prog), Ser 2002B-4, 5.900%, 12–1–34	915	974
Sedgwick Cnty, KS and Shawnee Cnty, KS, Sngl Fam Mtg Rev Bonds (Mtg-Bkd Sec Prog), Ser 2003A-2, 5.650%, 6–1–35	830	870
Sedgwick Cnty, KS and Shawnee Cnty, KS, Sngl Fam Mtg Rev Bonds (Mtg-Bkd Sec Prog), Ser 2004A-4, 5.625%, 6–1–36	400	422
Unif Govt of Wyandotte Cnty/Kansas City, KS, Sales Tax Spl Oblig Rev Rfdg Bonds (Redev Proj Area B), 2nd Lien Ser of 2005, 5.000%, 12–1–20	2,490	2,558
Unif Govt of Wyandotte Cnty/Kansas City, KS, Sales Tax Spl Oblig (Redev Proj Area B –Major Multi-Sport Athletic Complex Proj), Ser 2010B, 0.000%, 6–1–21 (A)	2,500	1,495
Unif Govt of Wyandotte Cnty/Kansas City, KS, Trans Dev Dist Sales Tax Rev Bonds (NFM-Cabela’s Proj), Ser 2006, 5.000%, 12–1–27	655	633

		13,609

Kentucky – 1.2%
KY Econ Dev Fin Auth, Hosp Rev Bonds, Ser 2010A:
6.375%, 6–1–40	4,500	4,721
6.500%, 3–1–45	2,250	2,371
Ohio, KY, Pollutn Ctl Rfdg Rev Bonds (Big Rivers Elec Corp Proj), Ser 2010A, 6.000%, 7–15–31	2,500	2,591

		9,683

Louisiana – 1.6%
Jefferson Parish Hosp Dist No. 1, Parish of Jefferson, LA, Hosp Rev Bonds, Ser 1998B, 5.250%, 1–1–28	1,000	1,035
LA Local Govt Envirnmt Fac and Cmnty Dev Auth, Hosp Rev Bonds (Women’s Hosp Fndtn Gulf Opp Zone Proj), Ser 2010B, 6.000%, 10–1–44	5,500	5,592
LA Local Govt Envirnmt Fac and Cmnty Dev Auth, Rev Bonds (Shreveport Arpt Cargo Fac Proj), Ser 2008C, 7.000%, 1–1–33	1,000	1,100
Lafayette Pub Trust Fin Auth, Rev Bonds (Ragin’ Cajun Fac, Inc. Hsng and Prkg Proj), Ser 2010, 5.250%, 10–1–20	2,040	2,356

MUNICIPAL BONDS (Continued)	Principal	Value

Louisiana (Continued)
New Orleans Aviation Board, Gulf Opp Zone CFC Rev Bonds (Consolidated Rental Car Proj), Ser 2009A, 6.500%, 1–1–40	$1,000	$1,036
New Orleans Aviation Board, Rev Rfdg Bonds (Restructuring GARBs), Ser 2009A-1, 6.000%, 1–1–23	1,500	1,725

		12,844

Maine – 0.2%
ME Edu Loan Auth, Student Loan Rev Bonds (Supplemental Edu Loan Prog), Ser 2009A-3, 5.875%, 12–1–39	1,445	1,518

Maryland – 0.7%
MD Econ Dev Corp, Econ Dev Rev Bonds (Terminal Proj), Ser B, 5.750%, 6–1–35	1,750	1,752
MD Hlth and Higher Edu Fac Auth, Rev Bonds, Patterson Park Pub Charter Sch Issue, Ser 2010A, 6.000%, 7–1–40	1,500	1,360
MD Trans Auth, Arpt Prkg Rev Bonds (Baltimore/Washington Intl Arpt Proj), Ser 2002B, 5.375%, 3–1–15	2,000	2,044

		5,156

Massachusetts – 1.1%
MA Dev Fin Agy, Rev Bonds, Foxborough Rgnl Charter Sch Issue, Ser 2010, 6.375%, 7–1–30	2,500	2,546
MA Edu Fin Auth, Edu Loan Rev Bonds, Issue I, Ser 2009, 6.000%, 1–1–28	915	981
MA Hlth and Edu Fac Auth, Rev Bonds, Springfield College Issue, Ser 2010, 5.625%, 10–15–40	1,000	992
MA Hlth and Edu Fac Auth, Rev Rfdg Bonds, Suffolk Univ Issue, Ser 2009A, 5.750%, 7–1–39	1,615	1,662
The Cmnwlth of MA, GO Bonds, Ser 2003D, 5.250%, 10–1–21	2,500	2,738

		8,919

Michigan – 2.4%
Board of Regents of Eastn MI Univ, Gen Rev Rfdg Bonds, Ser 2002A, 5.800%, 6–1–13	1,530	1,650
Board of Trustees of Grand Vly, State Univ, Gen Rev Bonds, Ser 2009, 5.750%, 12–1–34	1,000	1,069
Detroit, MI Sewage Disp Sys, Sr Lien Rev Rfdg Bonds (Modal Fixed Rate), Ser 2003(B), 7.500%, 7–1–33	2,000	2,388
MI State Hosp Fin Auth, Hosp Rev and Rfdg Bonds (Henry Ford Hlth Sys), Ser 2009, 5.750%, 11–15–39	4,750	4,876
Royal Oak Hosp Fin Auth, Hosp Rev and Rfdg Bonds (William Beaumont Hosp Oblig Group), Ser 2009V, 8.000%, 9–1–29	3,950	4,655

2011	ANNUAL REPORT	55

SCHEDULE OF INVESTMENTS

Municipal Bond Fund (in thousands)	SEPTEMBER 30, 2011

MUNICIPAL BONDS (Continued)	Principal	Value

Michigan (Continued)
Royal Oak Hosp Fin Auth, Hosp Rev and Rfdg Bonds (William Beaumont Hosp Oblig Group), Ser 2009W, 6.000%, 8–1–39	$2,000	$2,089
State Bldg Auth, Rev and Rev Rfdg Bonds (Fac Prog), Ser 2008I, 6.000%, 10–15–38	2,000	2,206

		18,933

Minnesota – 0.7%
Hsng and Redev Auth of Saint Paul, MN, Hlth Care Fac Rev Bonds (Hlth Partners Oblig Group Proj), Ser 2006, 5.250%, 5–15–36	2,000	1,986
Minneapolis Hlth Care Sys Rev Bonds (Fairview Hlth Svc), Ser 2008A, 6.750%, 11–15–32	1,000	1,122
Minneapolis-St. Paul Metro Arpt Comsn, Sub Arpt Rev Rfdg Bonds, Ser 2010D, 5.000%, 1–1–20	2,000	2,194

		5,302

Missouri – 2.9%
Belton, MO, Cert of Part, Ser 2008, 5.125%, 3–1–25	1,000	1,058
Belton, MO, Tax Incr Rev Bonds (Belton Town Centre Proj), Ser 2004, 6.250%, 3–1–24	2,265	2,180
Hlth and Edu Fac Auth, Hlth Fac Rev Bonds (The Children’s Mercy Hosp), Ser 2009, 5.625%, 5–15–39	2,500	2,607
Indl Dev Auth of Cape Girardeau Cnty, MO, Hlth Fac Rev Bonds (Saint Francis Med Ctr), Ser 2009A:
5.500%, 6–1–34	1,000	1,016
5.750%, 6–1–39	1,000	1,048
Indl Dev Auth of Kansas City, MO, Rev Bonds (Plaza Library Proj), Ser 2004, 5.900%, 3–1–24	2,300	2,310
MO Dev Fin Board, Infra Fac Rev Bonds (Independence, MO – Events Ctr Proj), Ser 2009A, 6.625%, 4–1–33	2,000	2,102
MO Dev Fin Board, Infra Fac Rev Bonds (Independence, MO – Events Ctr Proj), Ser 2009F, 6.250%, 4–1–38	2,000	2,035
NW MO State Univ, Hsng Sys Rev Bonds, Ser 2003, 5.500%, 6–1–19	2,650	2,802
Pub Water Supply Dist No. 1 of Lincoln Cnty, MO, Cert of Part, Ser 2009, 6.750%, 6–15–35	2,500	2,579
St. Louis Muni Fin Corp, Compound Int Leasehold Rev Bonds (Convention Ctr Cap Impvt Proj), Ser 2010A, 0.000%, 7–15–36 (A)	2,250	497
St. Louis, MO, Arpt Rev Rfdg Bonds (Lambert – St.Louis Intl Arpt), Ser 2003A, 5.250%, 7–1–18	1,000	1,049
The Indl Dev Auth of Moberly, MO, Annual Appropriation Recovery Zone Fac Bonds (Proj Sugar), Ser 2010-C, 6.000%, 9–1–24	2,000	1,844

		23,127

MUNICIPAL BONDS (Continued)	Principal	Value

Nebraska – 0.1%
Hosp Auth No. 1 of Sarpy Cnty, NE, Hlth Fac Rev Bds (Immanuel Oblig Grp), Ser 2010, 5.625%, 1–1–40	$1,000	$1,024

Nevada – 0.8%
Las Vegas Redev Agy, NV, Tax Incr Rev Bonds, Ser 2009A, 8.000%, 6–15–30	3,000	3,431
NV Hsng Division, Sngl Fam Mtg Bonds, Ser 1998A-1 Mezzanine Bonds, 5.350%, 4–1–16	185	185
Overton Power Dist No. 5, Spl Oblig Rev Bonds, Ser 2008, 8.000%, 12–1–25	1,715	2,046
Redev Agy of Mesquite, NV, Tax Incr Rev Bonds, Ser 2009, 7.375%, 6–1–24	1,000	1,029

		6,691

New Hampshire – 0.9%
Business Fin Auth, Rev Bonds, Elliot Hosp Oblig Group Issue, Ser 2009A, 6.125%, 10–1–39	1,500	1,491
NH Hlth and Edu Fac Auth, FHA Insd Mtg Rev Bonds, LRGHlthcare Issue, Ser 2009, 7.000%, 4–1–38	2,250	2,634
NH Hlth and Edu Fac Auth, Hosp Rev Bonds, Catholic Med Ctr Issue, Ser 2002A, 6.125%, 7–1–32	2,000	2,094
NH Hsng Fin Auth, Sngl Fam Mtg Acquisition Rev Bonds, Ser 2006A, 5.650%, 1–1–36	990	1,032

		7,251

New Jersey – 3.9%
Casino Reinvestment Dev Auth, Hotel Room Fee Rev Bonds, Ser 2004, 5.250%, 1–1–23	1,350	1,363
Hudson Cnty Impvt Auth (Hudson Cnty, NJ), Fac Lease Rev Rfdg Bonds (Hudson Cnty Lease Proj), Ser 2010, 5.375%, 10–1–21	2,500	2,911
Newark, NJ GO Sch Purp Rfdg Bonds, Ser 2002, 5.375%, 12–15–13	2,000	2,113
NJ Econ Dev Auth Rev Bonds (Provident Group-Montclair Ppty L.L.C. – Montclair St Univ Student Hsng Proj), Ser 2010A, 5.750%, 6–1–31	2,900	2,986
NJ Econ Dev Auth, Sch Fac Constr Bonds, Ser 2004I, 5.250%, 9–1–24	2,250	2,559
NJ Econ Dev Auth, Sch Fac Constr Rfdg Bonds, Ser 2011EE, 5.250%, 9–1–24	2,545	2,822
NJ Edu Fac Auth, Rev Rfdg Bonds, Univ of Medicine and Dentistry of NJ Issue, Ser 2009B, 7.500%, 12–1–32	1,000	1,160
NJ Higher Edu Student Assistance Auth, Student Loan Rev Bonds, Ser 2011-1:
5.000%, 12–1–19	1,385	1,444
5.500%, 12–1–21	1,145	1,213
NJ Hlth Care Fac Fin Auth, Rev Bonds, Virtua Hlth Issue, Ser 2009A, 5.500%, 7–1–38	1,500	1,598

56	ANNUAL REPORT	2011

SCHEDULE OF INVESTMENTS

Municipal Bond Fund (in thousands)	SEPTEMBER 30, 2011

MUNICIPAL BONDS (Continued)	Principal	Value

New Jersey (Continued)
NJ Trans Trust Fund Auth, Trans Sys Bonds (Cap Apprec Bonds), Ser 2010A, 0.000%, 12–15–40 (A)	$10,000	$1,716
NJ Trans Trust Fund Auth, Trans Sys Bonds, Ser 2005B, 5.250%, 12–15–22	3,500	4,059
NJ Trans Trust Fund Auth, Trans Sys Bonds, Ser 2006A, 5.500%, 12–15–22	1,000	1,183
Passaic Vly Sewerage Commissioners (NJ), Sewer Sys Bonds, Ser G, 5.750%, 12–1–21	2,500	2,894

		30,021

New Mexico – 0.5%
NM Mtg Fin Auth, Sngl Fam Mtg Prog Class I Bonds, Ser 2006D, 6.000%, 1–1–37	1,260	1,350
NM Mtg Fin Auth, Sngl Fam Mtg Prog Class I Bonds, Ser 2008D-2, 5.250%, 7–1–30	2,710	2,803

		4,153

New York – 4.8%
Long Island Power Auth, Elec Sys Gen Rev Bonds, Ser 2009A, 6.250%, 4–1–33	1,000	1,145
NYC Indl Dev Agy, Pilot Rev Bonds (Yankee Stadium Proj), Ser 2009A:
0.000%, 3–1–25 (A)	2,675	1,471
0.000%, 3–1–26 (A)	2,685	1,389
0.000%, 3–1–27 (A)	2,500	1,213
NYC, GO Bonds, Ser 2002C, 5.500%, 3–15–15	2,000	2,047
NYC, GO Bonds, Ser 2003A, 5.750%, 8–1–14	2,000	2,083
NYC, GO Bonds, Ser 2003J, 5.500%, 6–1–19	3,990	4,334
NYC, GO Bonds, Ser 2004D, 5.250%, 10–15–21	6,110	6,695
Port Auth of NY and NJ, Consolidated Bonds, One Hundred Twenty-Sixth Ser, 5.500%, 11–15–13	2,000	2,081
Port Auth of NY and NJ, Consolidated Bonds, One Hundred Twenty-Seventh Ser, 5.500%, 12–15–14	3,000	3,130
Port Auth of NY and NJ, Consolidated Bonds, One Hundred Fifty-Second Ser, 5.750%, 11–1–30	4,490	4,951
Suffolk Cnty Indl Dev Agy, Civic Fac Rev Bonds (The Southampton Hosp Assoc Civic Fac), Ser 1999A, 7.250%, 1–1–20	840	842
Suffolk Cnty Indl Dev Agy, Civic Fac Rev Bonds (The Southampton Hosp Assoc Civic Fac), Ser 1999B, 7.625%, 1–1–30	3,895	3,900
Tob Stlmt Fin Corp, Asset-Bkd Rev Bonds (State Contingency Contract Secured), Ser 2003B-1C, 5.500%, 6–1–21	2,000	2,150

		37,431

MUNICIPAL BONDS (Continued)	Principal	Value

North Carolina – 1.2%
NC Eastn Muni Power Agy, Power Sys Rev Bonds, Ser 2003C, 5.500%, 1–1–14	$3,000	$3,299
NC Eastn Muni Power Agy, Power Sys Rev Bonds, Ser 2008C, 6.750%, 1–1–24	1,000	1,195
NC Med Care Comsn, Hlth Care Fac Rev Rfdg Bonds (Univ Hlth Sys of Eastn Carolina), Ser 2008E-2, 6.000%, 12–1–36	2,490	2,793
NC Tpk Auth, Triangle Expressway Sys Rev Bonds, Ser 2009A:
0.000%, 1–1–37 (A)	3,000	815
5.750%, 1–1–39	1,000	1,087

		9,189

Ohio – 1.8%
Cnty of Cuyahoga, OH, Rev Bonds (Cleveland Clinic Hlth Sys Oblig Group), Ser 2003A, 6.000%, 1–1–21	1,000	1,072
Cnty of Lorain, OH, Hosp Fac Rev Rfdg and Impvt Bonds (Catholic Hlthcare Partn), Ser 2001A, 5.625%, 10–1–17	1,000	1,013
Greene Cnty Port Auth, Adult Svc Fac Rev Bonds (Greene, Inc. Proj), Ser 2009, 7.500%, 12–1–33	1,000	1,156
OH Air Quality Dev Auth, Air Quality Rev Bonds (OH Vly Elec Corp Proj), Ser 2009E, 5.625%, 10–1–19	2,000	2,169
OH Air Quality Dev Auth, Envirnmt Impvt Rev Bonds (Buckeye Power, Inc. Proj), Ser 2010, 5.750%, 12–1–30	4,500	4,762
OH Hosp Fac Rev Bonds (Summa Hlth Sys 2010 Proj), 5.750%, 11–15–40	1,000	1,000
OH Hosp Rev Bonds (Cleveland Clinic Hlth Sys Oblig Group), Ser 2008A, 5.250%, 1–1–33	2,000	2,104
OH Hsng Fin Agy, Residential Mtg Rev Bonds (Mtg-Bkd Sec Prog), Ser 2008J, 6.200%, 9–1–33	1,205	1,265

		14,541

Oklahoma – 0.3%
Cleveland Cnty Justice Auth, Sales Tax Rev Bonds (Cleveland Cnty Detention Fac Proj), Ser 2009B, 5.750%, 3–1–29	1,500	1,596
OK Muni Power Auth, Power Supply Sys Rev Bonds, Ser 2008A, 5.875%, 1–1–28	1,000	1,125

		2,721

Oregon – 0.1%
The Port of Portland, Portland Intl Arpt, Rev Bonds, Subser 20C, 5.000%, 7–1–22	1,000	1,085

Pennsylvania – 6.5%
Butler Cnty Hosp Auth, Hosp Rev Bonds (Butler Hlth Sys Proj), Ser 2009B, 7.250%, 7–1–39	1,000	1,126

2011	ANNUAL REPORT	57

SCHEDULE OF INVESTMENTS

Municipal Bond Fund (in thousands)	SEPTEMBER 30, 2011

MUNICIPAL BONDS (Continued)	Principal	Value

Pennsylvania (Continued)
Dauphin Cnty Gen Auth, Hlth Sys Rev Bonds (Pinnacle Hlth Sys Proj), Ser 2009A:
6.000%, 6–1–29	$2,000	$2,088
6.000%, 6–1–36	3,000	3,114
Lycoming Cnty Auth, Hlth Sys Rev Bonds (Susquehanna Hlth Sys Proj), Ser 2009A, 5.750%, 7–1–39	3,500	3,500
PA Auth for Indl Dev, Rev Bonds (MaST Charter Sch Proj), Ser 2010, 6.000%, 8–1–35	750	772
PA Higher Edu Fac Auth (Cmnwlth of PA), Hlth Svc Rev Bonds (Allegheny Delaware Vly Oblig Group Proj), Ser A, 5.700%, 11–15–11	2,500	2,501
PA Higher Edu Fac Auth, Rev Bonds (Shippensburg Univ Student Svc, Inc. Student Hsng Proj at Shippensburg Univ of PA), Ser 2011, 6.000%, 10–1–26	2,500	2,658
PA Indl Dev Auth, Econ Dev Rev Bonds, Ser 2002, 5.500%, 7–1–14	2,000	2,087
PA Tpk Comsn, Tpk Sub Rev Bonds, Ser 2009C, 0.000%, 6–1–33 (A)	4,000	3,393
PA Tpk Comsn, Tpk Sub Rev Bonds, Ser 2009D, 5.500%, 12–1–41	2,750	2,918
PA Tpk Comsn, Tpk Sub Rev Bonds, Ser 2010 B-2, 0.000%, 12–1–28 (A)	8,500	7,174
Philadelphia, PA, Arpt Rev Bonds, Ser 2010D, 5.250%, 6–15–22	5,000	5,360
Philadelphia, PA, GO Rfdg Bonds, Ser 2008A, 5.250%, 12–15–24	10,750	11,596
Susquehanna Area Rgnl Arpt Auth, Arpt Sys Rev Bonds, Ser 2003A, 5.500%, 1–1–19	2,120	2,130

		50,417

Puerto Rico – 2.6%
Cmnwlth of PR, Pub Impvt Rfdg Bonds (GO Bonds), Ser 2004A, 5.250%, 7–1–21	5,740	5,825
Cmnwlth of PR, Pub Impvt Rfdg Bonds (GO Bonds), Ser 2007A, 5.500%, 7–1–21	1,250	1,344
PR Aqueduct and Sewer Auth, Rev Bonds, Ser A, 5.000%, 7–1–28	1,000	1,022
PR Elec Power Auth, Power Rev Bonds, Ser 2010XX, 5.750%, 7–1–36	4,500	4,730
PR Sales Tax Fin Corp, Sales Tax Rev Bonds, First Sub Ser 2009A, 0.000%, 8–1–32 (A)	5,000	4,408
PR Sales Tax Fin Corp, Sales Tax Rev Bonds, First Sub Ser 2010A, 0.000%, 8–1–33 (A)	4,500	3,296

		20,625

Rhode Island – 0.4%
RI Hlth and Edu Bldg Corp, Hosp Fin Rev Bonds, Lifespan Oblig Group Issue, Ser 2009A, 6.250%, 5–15–30	1,590	1,753
RI Student Loan Auth, Student Loan Prog Rev Bonds, Sr Ser 2009A, 6.250%, 12–1–27	1,500	1,576

		3,329

MUNICIPAL BONDS (Continued)	Principal	Value

South Carolina – 0.5%
SC Jobs – Econ Dev Auth, Student Hsng Rev Bonds (Coastal Hsng Fndtn, LLC Proj), Ser 2009A, 6.500%, 4–1–42	$4,015	$4,088

South Dakota – 0.2%
SD Hlth and Edu Fac Auth (Huron Rgnl Med Ctr Issue), Rev Bonds, Ser 1994, 7.300%, 4–1–16	1,720	1,861

Tennessee – 1.6%
Memphis-Shelby Cnty Arpt Auth, Arpt Rfdg Rev Bonds, Ser 2010B, 5.750%, 7–1–25	750	814
Memphis-Shelby Cnty Arpt Auth, Arpt Rfdg Rev Bonds, Ser 2011A-1:
5.750%, 7–1–19	2,220	2,531
5.750%, 7–1–20	1,330	1,506
The Hlth and Edu Fac Board of Johnson City, TN, Hosp First Mtg Rev Bonds (Mountain States Hlth Alliance), Ser 2006A, 5.500%, 7–1–36	3,000	2,988
The Hlth and Edu Fac Board of Johnson City, TN, Hosp Rfdg Rev Bonds (Mountain States Hlth Alliance), Ser 2010A, 6.500%, 7–1–38	2,500	2,689
The Memphis and Shelby Cnty Sports Auth, Inc., Rev Bonds (Memphis Arena Proj), Ser 2002A, 5.500%, 11–1–13	2,000	2,113

		12,641

Texas – 12.4%
Arlington, TX, Spl Tax Rev Bonds, Ser 2008, 5.500%, 8–15–27	2,000	2,230
Bexar Cnty Hlth Fac Dev Corp, Rev Bonds (Army Ret Residence Fndtn Proj), Ser 2010, 6.200%, 7–1–45	3,000	3,073
Cap Area Cultural Ed Fac Fin Corp, Rev Bds (The Roman Catholic Diocese of Austin), Ser 2005B, 6.125%, 4–1–45	1,000	1,027
Cass Cnty Indl Dev Corp, Envirnmt Impvt, Rev Rfdg Bonds, Ser 2009A, 9.250%, 3–1–24	2,500	3,156
Dallas and Fort Worth, TX, Dallas/Fort Worth Intl Arpt, Joint Rev Impvt and Rfdg Bonds, Ser 2001A, 5.875%, 11–1–17	1,280	1,284
Dallas and Fort Worth, TX, Dallas/Fort Worth Intl Arpt, Joint Rev Bonds, Ser 2003A, 5.500%, 11–1–19	5,000	5,215
Dallas Independent Sch Dist (Dallas Cnty, TX) Unlimited Tax Sch Bldg Bonds, Ser 2008, 6.375%, 2–15–34	2,500	2,988
Frisco Independent Sch Dist (Collin and Denton Cnty, TX), Unlimited Tax Sch Bldg Bonds, Ser 2008A, 6.000%, 8–15–38	2,500	2,942
Goose Creek Consolidated Independent Sch Dist, Unlimited Tax Rfdg and Sch Bonds, Ser 2002, 5.750%, 2–15–17	980	1,000
Harris Cnty Hlth Fac Dev Corp, Hosp Rev Rfdg Bonds (Mem Hermann Hlthcare Sys), Ser 2008B, 7.000%, 12–1–27	2,500	2,812
Harris Cnty Hlth Fac Dev Corp, Thermal Util Rev Bonds (Teco Proj), Ser 2008, 5.000%, 11–15–26	2,500	2,682

58	ANNUAL REPORT	2011

SCHEDULE OF INVESTMENTS

Municipal Bond Fund (in thousands)	SEPTEMBER 30, 2011

MUNICIPAL BONDS (Continued)	Principal	Value

Texas (Continued)
Harris Cnty-Houston Sports Auth, Sr Lien Rev Bonds, Ser 2001G, 5.750%, 11–15–15	$1,500	$1,503
Hopkins Cnty Hosp Dist, Hosp Rev Bonds, Ser 2008:
5.750%, 2–15–28	1,000	937
6.000%, 2–15–33	500	467
Lancaster Independent Sch Dist (Dallas Cnty, TX), Unlimited Tax Sch Bldg Bonds, Ser 2004, 5.750%, 2–15–30	6,000	6,744
Lower Colorado River Auth, Rfdg Rev Bonds, Ser 2008A, 6.250%, 5–15–28	2,500	2,877
Lufkin Hlth Fac Dev Corp, Rev Rfdg and Impvt Bonds (Mem Hlth Sys of East TX), Ser 2009, 6.250%, 2–15–37	4,500	4,393
Mission Econ Dev Corp, Solid Waste Disp Rev Bonds (Dallas Clean Enrg McCommas Bluff, LLC Proj), Ser 2011, 5.625%, 12–1–17	5,000	5,089
North TX Twy Auth, Sys Rev Rfdg Bonds, Ser 2008D, 0.000%, 1–1–30 (A)	25,000	9,049
Pharr, TX Higher Edu Fin Auth, Edu Rev Bonds (Idea Pub Sch), Ser 2009A, 6.500%, 8–15–39	1,000	1,013
Tarrant Cnty Cultural Edu Fac Fin Corp, Ret Fac Rev Bonds (NW Sr Hsng Corp – Edgemere Proj), Ser 2006A, 6.000%, 11–15–36	4,000	3,874
Tarrant Cnty Cultural Edu Fac Fin Corp, Ret Fac Rev Bonds (Buckingham Sr Living Cmnty, Inc. Proj), Ser 2007, 5.750%, 11–15–37	3,000	2,736
Trinity River Auth of TX (Tarrant Cnty Water Proj), Impvt Rev Bonds, Ser 2008, 5.750%, 2–1–26	1,500	1,720
TX Private Activity Bond Surface Trans Corp, Sr Lien Rev Bonds (North Tarrant Express Managed Lanes Proj), Ser 2009, 6.875%, 12–31–39	2,000	2,142
TX Private Activity Bond Surface Trans Corp, Sr Lien Rev Bonds (LBJ Infra Group LLC IH-635 Managed Lanes Proj), Ser 2010:
7.500%, 6–30–33	2,250	2,522
7.000%, 6–30–40	5,000	5,410
TX Pub Fin Auth Charter Sch Fin Corp, Edu Rev Bonds (Cosmos Fndtn, Inc.), Ser 2010A, 6.200%, 2–15–40	2,500	2,565
TX Pub Fin Auth, TX Southn Univ Rev Fin Sys Bonds, Ser 2011, 6.750%, 5–1–26	3,740	3,978
TX Tpk Auth, Cent TX Tpk Sys, First Tier Rev Bonds, Ser 2002A, 0.000%, 8–15–26 (A)	24,500	12,002

		97,430

Vermont – 0.1%
VT Hsng Fin Agy, Sngl Fam Hsng Bonds, Ser 27, 5.500%, 11–1–37	1,045	1,056

Virgin Islands – 0.1%
VI Pub Fin Auth, Sub Rev Bonds (VI Matching Fund Loan Note – Diageo Proj), Ser 2009A, 6.750%, 10–1–37	1,000	1,079

MUNICIPAL BONDS (Continued)	Principal	Value

Virginia – 1.4%
Indl Dev Auth of Roanoke, VA, Hosp Rev Bonds (Carilion Hlth Sys Oblig Group), Ser 2002A:
5.750%, 7–1–14	$2,225	$2,302
5.500%, 7–1–17	2,000	2,058
Indl Dev Auth of Washington Cnty, VA, Hosp Rev Bonds (Mountain States Hlth Alliance), Ser 2009C, 7.500%, 7–1–29	2,500	2,898
Isle of Wight Cnty, VA, GO Pub Impvt Bonds, Ser 2008B, 6.000%, 7–1–27	1,605	1,886
VA Hsng Dev Auth, Cmnwlth Mtg Bonds, Ser 2008E, 6.375%, 1–1–36	2,035	2,203

		11,347

Washington – 3.0%
Port of Seattle, Rev Bonds, Ser 2001B, 5.625%, 4–1–16	1,000	1,003
Pub Util Dist No. 1, Pend Oreille Cnty, WA, Box Canyon Production Sys Rev Bonds, Ser 2010, 5.750%, 1–1–41	2,250	2,410
Spokane Pub Fac Dist, Rgnl Proj, Spokane Pub Fac Dist, Hotel/Motel Tax and Sales/Use Tax Bonds, Ser 2003, 5.750%, 12–1–19	1,665	1,795
WA Hlth Care Fac Auth, Rev Bonds (Cent WA Hlth Svcs Assoc), Ser 2009, 7.000%, 7–1–39	1,000	1,045
WA Hlth Care Fac Auth, Rev Bonds (Seattle Cancer Care Alliance), Ser 2008, 7.125%, 3–1–29	2,500	2,768
WA Hlth Care Fac Auth, Rev Bonds (Swedish Hlth Svc), Ser 2009A, 6.500%, 11–15–33	1,500	1,577
WA Hlth Care Fac Auth, Rev Bonds (Virginia Mason Med Ctr), Ser 2007C, 5.500%, 8–15–36	2,910	2,745
WA Pub Power Supply Sys, Nuclear Proj No. 1, Rfdg Rev Bonds, Ser 1989B, 7.125%, 7–1–16	8,200	10,301

		23,644

West Virginia – 0.7%
Brooke Cnty, WV, Rev Bonds (Bethany College), Ser 2011A, 6.500%, 10–1–31	1,700	1,765
WV Infra GO Bonds, Ser 1999A, 0.000%, 11–1–13 (A)	4,000	3,923

		5,688

Wisconsin – 0.6%
WI Gen Fund Annual Appropriation Bonds, Ser 2009A, 5.750%, 5–1–33	1,000	1,120
WI Hlth and Edu Fac Auth, Rev Bonds (Aurora Hlth Care, Inc.), Ser 2010A, 5.625%, 4–15–39	1,500	1,533
WI Hlth and Edu Fac Auth, Rev Bonds (Pro Hlth Care, Inc. Oblig Group), Ser 2009, 6.625%, 2–15–39	2,000	2,192

		4,845

2011	ANNUAL REPORT	59

SCHEDULE OF INVESTMENTS

Municipal Bond Fund (in thousands)	SEPTEMBER 30, 2011

MUNICIPAL BONDS (Continued)	Principal	Value

Wyoming – 0.2%
Hsng Auth of Cheyenne, Hsng Rev Bonds (Foxcrest II Proj), Ser 2004, 5.750%, 6–1–34	$675	$621
WY Muni Power Agy, Power Supply Sys Rev Bonds, Ser 2008A, 5.500%, 1–1–28	1,000	1,082

		1,703

TOTAL MUNICIPAL BONDS – 94.6%		$746,460
(Cost: $692,837)

SHORT-TERM SECURITIES
Commercial Paper – 1.8%
Clorox Co., 0.320%, 10–19–11 (B)	4,000	3,999
Sara Lee Corporation, 0.270%, 10–12–11 (B)	6,000	6,000
Sonoco Products Co., 0.310%, 10–3–11 (B)	4,170	4,170

		14,169

Master Note – 0.2%
Toyota Motor Credit Corporation, 0.113%, 10–3–11 (C)	1,641	1,641

Municipal Obligations – 2.1%
CA Pollutn Ctl Fin Auth, Pollutn Ctl Rfdg Rev Bonds (Pacific Gas and Elec Co), Ser C (GTD by JPMorgan Chase Bank, N.A.), 0.120%, 10–3–11 (C)	5,870	5,870

SHORT-TERM SECURITIES (Continued)	Principal	Value

Municipal Obligations (Continued)
Elmurst, IL, Adj Demand Rev Bonds, Joint Comsn on Accrediation of Hlthcare Org, Ser 1988 (GTD by JPMorgan Chase Bank, N.A.), 0.150%, 10–7–11 (C)	$1,170	$1,170
Exempla Gen Impvt Dist of Lafayette, CO, Spl Impvt Dist No. 02-01, Spl Assmt Rev Rfdg and Impvt Bonds, Ser 2002 (GTD by Wells Fargo Bank, N.A.), 0.150%, 10–7–11 (C)	500	500
Sheridan Redev Agy CO Tax, Var Rfdg S Santa Fe Dr Corridor Redev PJ-Ser A-1 (GTD by JPMorgan Chase & Co.), 0.220%, 10–7–11 (C)	2,000	2,000
Cert of Part, Denver Pub Sch, Var Rate Rfdg Ser 2011A-3 (GTD by Wells Fargo Bank, N.A.), 0.140%, 10–15–11 (C)	5,000	5,000
Uinta Cnty, WY, Pollutn Ctl Rfdg Rev Bonds (Chevron U.S.A. Inc. Proj), Ser 1992 (GTD by Chevron Corporation), 0.100%, 10–3–11 (C)	1,725	1,725

		16,265

TOTAL SHORT-TERM SECURITIES – 4.1%		$32,075
(Cost: $32,075)

TOTAL INVESTMENT SECURITIES – 98.7%		$778,535
(Cost: $724,912)

CASH AND OTHER ASSETS, NET OF LIABILITIES – 1.3%		10,688

NET ASSETS – 100.0%		$789,223

Notes to Schedule of Investments

(A)	Zero coupon bond.

(B)	Rate shown is the yield to maturity at September 30, 2011.

(C)	Variable rate security. Interest rate disclosed is that which is in effect at September 30, 2011. Date shown represents the date that the variable rate resets.

The following table is a summary of the valuation of the Fund’s investments by the fair value hierarchy levels as of September 30, 2011. See Note 1 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Municipal Bonds	$—	$746,460	$—
Short-Term Securities	—	32,075	—
Total	$—	$778,535	$—

The following acronym is used throughout this schedule:

GTD = Guaranteed

See Accompanying Notes to Financial Statements.

60	ANNUAL REPORT	2011

MANAGEMENT DISCUSSION

Municipal High Income Fund	(UNAUDITED)

Michael J. Walls

Below, Michael J. Walls, portfolio manager of the Waddell & Reed Advisors Municipal High Income Fund, discusses positioning, performance and results for the fiscal year ended September 30, 2011. He has managed the Fund since 2008 and has 13 years of industry experience.

Fiscal	Year Performance

For the 12 months ended September 30, 2011
Municipal High Income Fund (Class A shares at net asset value)	3.11%
Benchmark(s) and/or Lipper Category
Barclay’s Capital Municipal High Yield Index	4.18%
(reflects the performance of securities generally representing the high-yield municipal bond market)
Lipper High Yield Municipal Debt Funds Universe Average	2.32%
(generally reflects the performance of the universe of funds with similar investment objectives)

Please note that Fund returns include applicable fees and expenses while index returns do not include any such fees.

Historically large amounts of cash flowing into the municipal bond sector along with attractive yields resulted in strong demand from municipal buyers during the Fund’s fiscal year. These buyers, along with very little supply, allowed municipals, particular high yield municipals, to outperform most other asset classes in the first three quarters of 2010. As we moved into the fourth quarter of 2010 and the first quarter of 2011, predictions of municipalities’ dire fiscal conditions caused the trend to quickly reverse itself.

Although yields in the high yield market still appear attractive on a relative basis, cash withdrawals from mutual funds caused selling and resulted in lower bond prices. In the second and third quarter of 2011, municipal bond fund outflows slowed and had turned mildly positive by the end of the quarter, providing for stronger gains in the asset class.

Dire	predictions not realized

Two common predictions by pundits did not materialize during the year. The first was the predicted high level of defaults in the municipal market. The second prediction was the notion that high levels of municipal issuance would be needed as state and local governments attempted to reduce budget deficits. In reality, municipalities used austerity measures and not additional debt to reduce deficits.

Defaults in the municipal bond sector were considerably less than in 2010 when annualized for the first nine months of the year and yields in the high yield municipal market are still attractive on a historical basis.

Typically, yields in the tax exempt market are lower than those in the taxable market as investors place a value on the tax benefit of the municipal bond. The large amounts of outflows from the asset class, along with a huge flight to quality in the Treasury market, resulted in a reversal of this trend, causing absolute yields in tax exempt debt to be higher than taxable equivalents. We feel certain this is a temporary trend which will reverse and has the potential to provide benefit to municipal debt owners.

We feel strongly that defaults in the municipal market will remain below historical norms. As time moves on, we think the pundits will turn their attention elsewhere as their predictions are proven false.

Credit	selection key

While duration management is important for a bond fund, credit selection is paramount for a high yield municipal bond fund. Since last year’s report, we have been very active buyers in the new issue high yield market. Many of the deals we purchased have continued to rally into and during 2011. We also increased exposure in what are typically the higher yielding sectors, including corporations that can issue debt in the tax exempt market. These investments have positively enhanced the Fund’s performance.

Owning high yield essential service revenue bonds and being underweight high-yield tobacco bonds helped absolute performance. The Barclay’s Capital Municipal High Yield Index reflected a negative return in high-yield tobacco of more than 9 percent over the 12 months ended Sept. 30, 2011, while the electric revenue, education, and water and sewer sectors were up around 7 percent, 5 percent, and 6 percent, respectively, over the same period. The Barclay’s Capital Municipal High Yield Index was up approximately 4 percent for the same 12-month period. Although the Fund posted a positive return (before the effects of sales charges), it underperformed the index. This comparison, however, does not take into consideration that the index is unmanaged and does not incur expenses.

Longer maturity high yield bonds underperformed during the last 12 months compared with their shorter maturity counterparts within the high yield index. The five-year and 20-year maturity components of the high yield index were up 6.71 percent and 4.86 percent, while the 30-year maturity component was up a more subdued 3.12 percent.

Since the Fund’s fiscal year ended Sept. 30, 2010, we have continued to find value in lower credit quality bonds while keeping our duration neutral versus the high yield index. We

2011	ANNUAL REPORT	61

have been and will continue to be defensive in the short term by maintaining more than 70 percent of the Fund in 6 percent coupon bonds or higher. We will continue to purchase deals in the new issue and secondary market as opportunities present themselves.

In the near term, we believe stronger fund flows will allow bond prices to at least remain stable. With questions about the strength of the economy, we believe investors will continue to search for yield, which should benefit the municipal market. We believe the malaise in the economy will continue until the next presidential election as we expect very little to be done in Congress to help improve the situation. The level of new issuance continues to be overstated as states have turned to austerity measures rather than additional debt to address deficits. There may be some additional headline risk, however we believe these issues are not systemic to the municipal market. We will continue to stay fully invested while maintaining diversification across sectors and geographical regions.

The Fund’s performance noted above is at net asset value (NAV), and does not include the effect of any applicable sales charges. If reflected, the sales charges would reduce the performance noted.

As with any mutual fund, the value of the Fund’s shares will change, and you could lose money on your investment.

Fixed-income securities are subject to interest rate risk, so the net asset value of the Fund’s shares may fall as interest rates rise. Investing in high-income securities may carry a greater risk of nonpayment of interest or principal than higher rated bonds. The Fund may include a significant portion of its investments that will pay interest that is taxable under the Alternative Minimum Tax (AMT). These and other risks are more fully described in the Fund’s prospectus.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager’s views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index (indexes) noted are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Waddell & Reed Advisors Municipal High Income Fund.

62	ANNUAL REPORT	2011

PORTFOLIO HIGHLIGHTS

Municipal High Income Fund	ALL DATA IS AS OF SEPTEMBER 30, 2011 (UNAUDITED)

Asset Allocation

Bonds	96.0%
Municipal Bonds	96.0%
Cash and Cash Equivalents	4.0%

Lipper Rankings

Category: Lipper High Yield Municipal Debt Funds	Rank	Percentile
1 Year	40/125	32
3 Year	15/102	15
5 Year	6/85	7
10 Year	4/64	7

Past performance is no guarantee of future results. Rankings are for Class A shares and are based on average annual total returns, but do not consider sales charges. Rankings for other share classes may vary.

Quality Weightings

Investment Grade	41.5%
AA	1.9%
A	15.7%
BBB	23.9%
Non-Investment Grade	54.5%
BB	6.7%
B	2.5%
CCC	0.5%
Below CCC	0.9%
Non-rated	43.9%
Cash and Cash Equivalents	4.0%

Our preference is to always use ratings obtained from Standard & Poor’s. For securities not rated by Standard & Poor’s, ratings are obtained from Moody’s.

2011	ANNUAL REPORT	63

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT

Municipal High Income Fund	(UNAUDITED)

Please note that the performance of the Fund’s other share classes will be greater or less than the performance shown above for Class A based on the differences in loads and fees paid by shareholders investing in the different classes.

(1)	The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)	Class A	Class B	Class C
1-year period ended 9-30-11	-1.28%	-1.73%	2.23%
5-year period ended 9-30-11	3.09%	2.91%	3.08%
10-year period ended 9-30-11	4.51%	4.07%	4.06%

(2)	Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.waddell.com for the Fund’s most recent month-end performance. Class A shares carry a maximum front-end sales load of 4.25%. Class B and Class C shares carry maximum contingent deferred sales charges (CDSC) of 5% and 1%, respectively (the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

64	ANNUAL REPORT	2011

SCHEDULE OF INVESTMENTS

Municipal High Income Fund (in thousands)	SEPTEMBER 30, 2011

MUNICIPAL BONDS	Principal	Value

Alabama – 0.2%
Butler Cnty Indl Dev Auth, Envirnmt Impvt Rev Bonds, Ser 2008 A, 7.000%, 9–1–32	$1,000	$1,055

Arizona – 3.1%
AZ Hlth Fac Auth, Rev Bonds (Banner Hlth), Ser 2007B, 0.975%, 1–1–37 (A)	10,000	6,428
Indl Dev Auth of Mohave Cnty, Correctional Fac Contract Rev Bonds (Mohave Prison, LLC Expansion Proj), Ser 2008, 8.000%, 5–1–25	8,000	8,971
Indl Dev Auth of Yavapai, Edu Rev Bonds, AZ Agribusiness and Equine Ctr, Inc. Proj, Ser 2011, 7.875%, 3–1–42	2,000	2,122
The Indl Dev Auth of Pima, Edu Rev Bonds (Noah Webster Basic Sch Proj), Ser 2004A, 6.125%, 12–15–34	1,500	1,418
The Indl Dev Auth of Tucson, Edu Rev Bonds (Agribusiness and Equine Ctr Proj), Ser 2004A, 6.125%, 9–1–34	1,380	1,245

		20,184

Arkansas – 0.2%
Pub Fac Board of Benton Cnty, AR, Charter Sch Lease Rev Bonds (BCCSO Proj), Ser 2010A, 6.000%, 6–1–40	1,000	1,007

California – 6.7%
Adelanto Pub Auth, Fixed Rate Rfdg Rev Bonds (Util Sys Proj), Ser 2009A, 6.750%, 7–1–39	5,400	5,638
CA Muni Fin Auth, Edu Fac Rev Bonds (American Heritage Edu Fndtn Proj), Ser 2006A, 5.250%, 6–1–36	1,000	820
CA Muni Fin Auth, Edu Fac Rev Bonds (King/Chavez Academies Proj), Ser 2009A, 8.750%, 10–1–39	4,000	4,511
CA Statewide Cmnty Dev Auth, Rev Bonds (Methodist Hosp of Southn CA Proj), Ser 2009, 6.625%, 8–1–29	2,500	3,001
CA Statewide Cmnty Dev Auth, Rev Bonds (Southn CA Presbyterian Homes), Ser 2009, 7.000%, 11–15–29	1,350	1,467
CA Statewide Cmnty Dev Auth, Sch Fac Rev Bonds (Aspire Pub Sch), Ser 2010:
6.000%, 7–1–40	3,000	2,931
6.350%, 7–1–46	1,750	1,759
CA Various Purp GO Bonds, 6.000%, 11–1–39	1,000	1,113
Cert of Part, Oro Grande Elem Sch Dist, Ser 2010, 6.125%, 9–15–40	5,000	5,248
Cmnty Fac Dist No. 15 (Mission Ranch) of Riverside Unif Sch Dist, Spl Tax Bonds (Impvt Area No. 3), Ser 2009A, 6.750%, 9–1–39	1,000	1,019
Golden State Tob Securitization Corp, Tob Stlmt Asset-Bkd Bonds, Ser 2007A-1, 5.125%, 6–1–47	5,000	3,184

MUNICIPAL BONDS (Continued)	Principal	Value

California (Continued)
Lompoc Redev Agy (Santa Barbara Cnty, CA), Old Town Lompoc Redev Proj, Tax Alloc Bonds, Ser 2010, 6.000%, 9–1–39	$2,540	$2,412
Palomar Pomerado Hlth, San Diego Cnty, CA, Cert of Part:
6.625%, 11–1–29	2,000	2,100
6.750%, 11–1–39	900	931
Redev Agy for Riverside, Interstate 215 Corridor Redev Proj Area, 2010 Tax Alloc Bonds, Ser E, 6.500%, 10–1–40	2,500	2,598
Redev Agy of Hollister, Cmnty Dev Proj Tax Alloc Bonds (Cnty of San Benito, CA), Ser 2009:
6.750%, 10–1–24	380	412
6.500%, 10–1–26	380	400
6.625%, 10–1–27	330	349
6.750%, 10–1–28	430	456
6.750%, 10–1–29	400	422
7.000%, 10–1–32	1,000	1,069
Redev Agy of San Buenaventura, Merged San Buenaventura Redev Proj, 2008 Tax Alloc Bonds:
7.750%, 8–1–28	1,000	1,103
8.000%, 8–1–38	1,400	1,552

		44,495

Colorado – 9.1%
Arkansas River Power Auth, CO, Power Rev Impvt Bonds, Ser 2006, 5.250%, 10–1–40	2,000	1,780
Arkansas River Power Auth, CO, Power Rev Impvt Bonds, Ser 2008, 6.000%, 10–1–40	5,000	4,959
CO Edu and Cultural Fac Auth, Charter Sch Rev Bonds (The Classical Academy Proj), Ser 2008B, 8.000%, 12–1–38	1,190	1,343
CO Edu and Cultural Fac Auth, Charter Sch Rev Bonds (The Classical Academy Proj), Ser 2008A, 7.400%, 12–1–38	2,700	3,091
CO Edu and Cultural Fac Auth, Charter Sch Rev Bonds (Twin Peaks Charter Academy Proj), Ser 2008, 7.000%, 11–15–38	4,000	4,413
CO Edu and Cultural Fac Auth, Independent Sch Rev Rfdg Bonds (Vail Mountain Sch Proj), Ser 2010, 6.125%, 5–1–40	5,975	6,027
CO Hlth Fac Auth, Rev Bonds (Christian Living Cmnty – Clermont Park Proj), Ser 2006A, 5.750%, 1–1–37	3,000	2,754
CO Hlth Fac Auth, Rev Bonds (Christian Living Cmnty – Clermont Park Proj), Ser 2009A, 8.250%, 1–1–24	875	930
CO Hlth Fac Auth (Christian Living Cmnty – Clermont Park Proj), Rev Bonds, Ser 2009A, 9.000%, 1–1–34	750	802
Kremmling Mem Hosp Dist Proj, Ser 2010, 7.125%, 12–1–45	5,000	5,059
Lincoln Park Metro Dist, Douglas Cnty, CO, GO Rfdg and Impvt Bonds, Ser 2008, 6.200%, 12–1–37	4,000	4,010

2011	ANNUAL REPORT	65

SCHEDULE OF INVESTMENTS

Municipal High Income Fund (in thousands) SEPTEMBER 30, 2011

MUNICIPAL BONDS (Continued)	Principal	Value

Colorado (Continued)
North Range Metro Dist No. 2, Adams Cnty, CO, Ltd Tax GO Bonds, Ser 2007, 5.500%, 12–15–37	$7,300	$6,022
Pine Bluffs Metro Dist, Douglas Cnty CO, GO Ltd Tax Bonds, Ser 2004, 7.250%, 12–1–24 (B)	3,325	1,663
Red Sky Ranch Metro Dist, Eagle Cnty, CO, GO Bonds, Ser 2003, 6.050%, 12–1–33	1,245	1,248
Rgnl Trans Dist, Private Activity Bonds (Denver Transit Partn Eagle P3 Proj), Ser 2010, 6.500%, 1–15–30	3,000	3,209
Sorrel Ranch Metro Dist, Arapahoe Cnty, CO, GO Ltd Tax Bonds, Ser 2006, 5.750%, 12–1–36	2,096	1,846
Tallgrass Metro Dist, Arapahoe Cnty, CO, GO Ltd Tax Rfdg and Impvt Bonds, Ser 2007, 5.250%, 12–1–37	4,473	3,730
Tallyn’s Reach Metro Dist No. 3, Ltd Tax GO Bonds, Ser 2004, 6.750%, 12–1–33	1,585	1,631
Valagua Metro Dist, Eagle Cnty, CO, GO Ltd Tax Bonds, Ser 2008, 7.750%, 12–1–37	3,000	2,574
Wildgrass Metro Dist, Broomfield Cnty, CO, GO Ltd Tax Rfdg Bonds, Ser 2007, 6.200%, 12–1–34	3,500	3,319

		60,410

Connecticut – 0.7%
Harbor Point Infra Impvt Dist (Harbor Point Proj), Spl Oblig Rev Bonds, Ser 2010A, 7.875%, 4–1–39	4,500	4,914

Florida – 3.1%
Brevard Cnty, FL, Indl Dev Rev Bonds (TUFF FL Tech Proj), Ser 2009:
6.500%, 11–1–29	2,250	2,343
6.750%, 11–1–39	2,250	2,356
Cap Trust Agy, Rev Bonds (Million Air One LLC Gen Aviation Fac Proj), Ser 2011, 7.750%, 1–1–41	5,000	5,142
FL Dev Fin Corp, Edu Fac Rev Bonds (Renaissance Charter Sch, Inc. Proj), Ser 2010A, 6.000%, 9–15–40	6,000	5,473
FL Dev Fin Corp, Rev Bonds (Sculptor Charter Sch Proj), Ser 2008A, 7.250%, 10–1–38	2,000	2,071
Hillsborough Cnty Indl Dev Auth, Indl Dev Rev Bonds, Hlth Fac Proj (Univ Cmnty Hosp), Ser 2008B, 8.000%, 8–15–32	2,300	3,257

		20,642

Georgia – 1.2%
DeKalb Cnty, GA, Hosp Auth, Rev Anticipation Cert (DeKalb Med Ctr, Inc. Proj), Ser 2010, 6.125%, 9–1–40	2,000	2,033
Dev Auth of Clayton Cnty, GA, Spl Fac Rev Bonds (Delta Air Lines, Inc. Proj), Ser 2009A, 8.750%, 6–1–29	3,000	3,471

MUNICIPAL BONDS (Continued)	Principal	Value

Georgia (Continued)
Savannah Econ Dev Auth, First Mtg Rev Bonds (The Marshes of Skidaway Island Proj), Ser 2003A:
7.400%, 1–1–24	$660	$662
7.400%, 1–1–34	1,725	1,726

		7,892

Guam – 0.8%
Govt of GU, GO Bonds, Ser 1993A, 5.400%, 11–15–18	2,735	2,735
Govt of GU, GO Bonds, Ser 2009A, 7.000%, 11–15–39	2,700	2,824

		5,559

Hawaii – 0.4%
Dept of Budget and Fin of HI, Spl Purp Sr Living Rev Bonds (15 Craigside Proj), Ser 2009A:
8.750%, 11–15–29	400	463
9.000%, 11–15–44	2,000	2,295

		2,758

Illinois – 6.8%
Belleville, IL, Tax Incr Rfdg Rev Bonds (Frank Scott Pkwy Redev Proj), Ser 2007A:
5.000%, 5–1–26	3,000	2,479
5.700%, 5–1–36	2,500	2,091
Chicago Recovery Zone Fac Rev Bonds (Asphalt Operating Svc of Chicago Proj), Ser 2010, 6.125%, 12–1–18	2,500	2,537
Fairview Heights, IL, Tax Incr Rfdg Rev Bonds (Shoppes at St. Clair Square Redev Proj), Ser 2009A, 8.000%, 12–1–28	3,035	3,146
IL Fin Auth, Rev Bonds (Silver Cross Hosp and Med Ctrs), Ser 2009, 7.000%, 8–15–44	5,000	5,258
IL Fin Auth, Rev Bonds (Rush Univ Med Ctr Oblig Group), Ser 2009A, 7.250%, 11–1–38	2,500	2,800
IL Fin Auth, Rev Bonds (Rush Univ Med Ctr Oblig Group), Ser 2009C, 6.625%, 11–1–39	2,750	2,978
IL Hlth Fac Auth (Villa St. Benedict Proj), Ser 2003A-1, 6.900%, 11–15–33 (B)	2,600	806
Springfield, Sangamon Cnty, IL, Spl Svc Area (Legacy Pointe), Tax Bonds, Ser 2009, 7.875%, 3–1–32	3,500	3,640
Springfield, Sangamon Cnty, IL, Spl Svc Area (Legacy Pointe), Ad Valorem Tax Bonds, Ser 2010, 7.500%, 3–1–32	2,000	2,037
SW IL Dev Auth, Local Govt Prog Rev Bonds (Collinsville Ltd Incr Sales Tax Proj), Ser 2007, 5.350%, 3–1–31	1,250	922
SW IL Dev Auth, Local Govt Prog Rev Bonds (Granite City Proj), Ser 2008, 7.000%, 12–1–22	4,000	4,087
SW IL Dev Auth, Local Govt Prog Rev Bonds (Granite City Proj), Ser 2009, 8.000%, 1–15–22	1,375	1,440

66	ANNUAL REPORT	2011

SCHEDULE OF INVESTMENTS

Municipal High Income Fund (in thousands) SEPTEMBER 30, 2011

MUNICIPAL BONDS (Continued)	Principal	Value

Illinois (Continued)
SW IL Dev Auth, Sr Care Fac Rev Bonds (Eden Ret Ctr, Inc. Proj), Ser 2006, 5.850%, 12–1–36	$2,675	$1,956
Vlg of Matteson, Cook Cnty, IL, GO Cap Apprec Debt Cert, Ser 2010, 0.000%, 12–1–29 (C)	7,385	5,989
Vlg of Riverdale Cook Cnty, IL, Unlimited Tax GO Bonds, Ser 2011, 8.000%, 10–1–36	2,500	2,647

		44,813

Indiana – 2.5%
Hammond IN, Redev Dist Rev Bonds (Marina Area Proj), Ser 2008, 6.000%, 1–15–17	2,000	2,052
Hendricks Cnty, IN Redev Dist, Tax Incr Rev Rfdg Bonds, Ser 2010B, 6.450%, 1–1–23	1,410	1,461
IN Fin Auth, Edu Fac Rev Bonds (Irvington Cmnty Sch Proj), Ser 2009A, 9.000%, 7–1–39	1,500	1,763
Lake Station 2008 Bldg Corp, Lake Station, IN, First Mtg Bonds, Ser 2010, 6.000%, 7–15–27	2,000	2,151
Westfield Redev Dist, Tax Incr Rev Bonds of 2009, 6.500%, 2–1–30	2,000	2,041
Whitestown, IN, Econ Dev Tax Incr Rev Bonds (Perry Indl Park and Whitestown Crossing Proj), Ser 2010A, 7.000%, 2–1–30	4,000	4,015
Whiting, IN, Redev Dist Tax Incr Rev Bonds of 2010 (Lakefront Dev Proj), 6.750%, 1–15–32	3,000	3,031

		16,514

Iowa – 1.7%
Cedar Rapids, IA, First Mtg Rev Bonds (Cottage Grove Place Proj), Ser 2004, 6.500%, 7–1–33	4,135	2,619
Cedar Rapids, IA, First Mtg Rev Bonds (Cottage Grove Place Proj), Ser 1998-A, 5.875%, 7–1–28	5,000	3,261
Coralville, IA (Coralville Marriott Hotel and Convention Ctr), Cert of Part in Base Lease Payments, Ser 2006D, 5.250%, 6–1–26	1,200	1,228
IA Fin Auth, Ret Cmnty Rev Bonds (Edgewater LLC Proj), Ser 2007A, 6.750%, 11–15–37	4,500	4,044

		11,152

Kansas – 3.3%
Arkansas City, KS Pub Bldg Comsn, Rev Bonds (South Cent KS Rgnl Med Ctr), Ser 2009, 7.000%, 9–1–38	3,000	3,287
Atchison, KS, Hosp Rev Bonds (Atchison Hosp Assoc), Ser 2008A, 6.750%, 9–1–30	2,920	2,782
Cert of Part in Rental Payments for Spring Hill Golf Corp, Ser 1998A:
5.750%, 1–15–06 (B)	75	11
6.250%, 1–15–13 (B)	270	41
6.375%, 1–15–20 (B)	325	49
6.500%, 1–15–28 (B)	4,470	670

MUNICIPAL BONDS (Continued)	Principal	Value

Kansas (Continued)
Lawrence, KS (The Bowersock Mills & Power Co Hydroelec Proj) Indl Rev Bonds (Recovery Zone Fac Bonds), Ser 2010A, 7.625%, 8–1–37	$3,500	$3,500
Lenexa, KS, Spl Oblig Tax Incr Rev Bonds (City Ctr East Proj I), Ser 2007, 6.000%, 4–1–27 (B)	4,920	3,506
Olathe, KS, Spl Oblig Tax Incr Rev Bonds (West Vlg Ctr Proj), Ser 2007:
5.450%, 9–1–22	1,655	1,113
5.500%, 9–1–26	1,000	663
Olathe, KS, Sr Living Fac Rev Bonds (Catholic Care Campus, Inc.), Ser 2006A, 6.000%, 11–15–38	3,750	3,424
Olathe, KS, Trans Dev Dist Sales Tax Rev Bonds (The Olathe Gateway TDD No. 1a Proj), Ser 2006:
5.000%, 12–1–16 (B)	1,325	596
5.000%, 12–1–28 (B)	1,850	833
Unif Govt of Wyandotte Cnty/Kansas City, KS, Sales Tax Spl Oblig (Redev Proj Area B – Major Multi-Sport Athletic Complex Proj), Ser 2010B, 0.000%, 6–1–21 (C)	1,000	598
Wilson Cnty, KS, Hosp Rev Bonds, Ser 2006, 6.200%, 9–1–26	1,000	959

		22,032

Kentucky – 0.7%
KY Econ Dev Fin Auth, Hosp Rev Bonds, Ser 2010A:
6.375%, 6–1–40	2,000	2,098
6.500%, 3–1–45	2,500	2,635

		4,733

Louisiana – 0.9%
LA Local Govt Envirnmt Fac and Cmnty Dev Auth, Rev Bonds (Shreveport Arpt Cargo Fac Proj), Ser 2008C, 7.000%, 1–1–33	1,000	1,100
New Orleans Aviation Board, Gulf Opp Zone CFC Rev Bonds (Consolidated Rental Car Proj), Ser 2009A, 6.500%, 1–1–40	4,600	4,765

		5,865

Maryland – 0.6%
MD Econ Dev Corp, Econ Dev Rev Bonds (Terminal Proj), Ser B, 5.750%, 6–1–35	1,250	1,252
MD Econ Dev Corp, Port Fac Rfdg Rev Bonds (CNX Marine Terminals Inc. Port of Baltimore Fac), Ser 2010, 5.750%, 9–1–25	3,000	3,001

		4,253

Massachusetts – 1.3%
MA Dev Fin Agy, Rev Bonds, Foxborough Rgnl Charter Sch Issue, Ser 2010, 7.000%, 7–1–42	4,000	4,147
MA Dev Fin Agy, Sr Living Fac Rev Bonds (The Groves in Lincoln Issue), Ser 2009A, 7.875%, 6–1–44	1,100	1,133
MA Dev Fin Agy, Sr Living Fac Rev Bonds (The Groves in Lincoln Issue), Ser 2009C-2, 6.250%, 6–1–14	915	915

2011	ANNUAL REPORT	67

SCHEDULE OF INVESTMENTS

Municipal High Income Fund (in thousands) SEPTEMBER 30, 2011

MUNICIPAL BONDS (Continued)	Principal	Value

Massachusetts (Continued)
MA Indl Fin Agy, Res Recovery Rev Rfdg Bonds (Ogden Haverhill Proj), Ser 1998A, 5.600%, 12–1–19	$2,500	$2,506

		8,701

Michigan – 5.3%
Detroit, MI Sewage Disp Sys, Sr Lien Rev Rfdg Bonds (Modal Fixed Rate), Ser 2001(C-1), 7.000%, 7–1–27	3,000	3,526
Detroit, MI Sewage Disp Sys, Sr Lien Rev Rfdg Bonds (Modal Fixed Rate), Ser 2003(B), 7.500%, 7–1–33	3,500	4,179
Flint Hosp Bldg Auth, Bldg Auth Rev Rental Bonds (Hurley Med Ctr), Ser 2010:
7.375%, 7–1–35	1,650	1,723
7.500%, 7–1–39	1,500	1,556
Garden City Hosp Fin Auth, Hosp Rev and Rfdg Bonds (Garden City Hosp Oblig Group), Ser 2007A, 4.875%, 8–15–27	500	402
Garden City Hosp Fin Auth, Hosp Rev and Rfdg Bonds (Garden City Hosp Oblig Group), Ser 1998A, 5.750%, 9–1–17	1,320	1,320
Kent Hosp Fin Auth Rev Bonds (Metro Hosp Proj), Ser 2005A, 6.250%, 7–1–40	4,000	3,870
MI Fin Auth, Pub Sch Academy Ltd Oblig Rev Bonds (Old Redford Academy Proj), Ser 2010A, 6.500%, 12–1–40	3,000	2,772
MI Fin Auth, Sr Edu Fac Rev Bonds (St. Catherine of Siena Academy Proj), Ser 2010A, 8.500%, 10–1–45	2,000	2,168
MI Pub Edu Fac Auth, Ltd Oblig Rev Bonds (MI Technical Academy Proj), Ser 2006:
6.375%, 2–1–26	1,000	955
6.500%, 2–1–36	1,000	922
Royal Oak Hosp Fin Auth, Hosp Rev and Rfdg Bonds (William Beaumont Hosp Oblig Group), Ser 2009V, 8.250%, 9–1–39	7,000	8,320
The Econ Dev Corp of Dearborn, MI, Ltd Oblig Rev and Rfdg Rev Bonds (Henry Ford Vlg, Inc. Proj), Ser 2008:
6.000%, 11–15–18	1,090	1,085
7.000%, 11–15–38	2,250	2,108

		34,906

Missouri – 13.0%
Arnold, MO, Real Ppty Tax Incr Rev Bonds (Arnold Triangle Redev Proj), Ser 2009A, 7.750%, 5–1–28	3,295	3,550
Arnold, MO, Sales Tax Incr Rev Bonds (Arnold Triangle Redev Proj), Ser 2009B, 8.000%, 5–1–28	2,000	2,076
Ballwin, MO, Tax Incr Rfdg and Impvt Rev Bonds (Ballwin Town Ctr Redev Proj), Ser 2002A, 6.250%, 10–1–17	2,200	2,155
Broadway-Fairview Trans Dev Dist (Columbia, MO), Trans Sales Tax Rev Bonds, Ser 2006A:
5.875%, 12–1–31	675	515
6.125%, 12–1–36	675	517

MUNICIPAL BONDS (Continued)	Principal	Value

Missouri (Continued)
Chillicothe, MO, Tax Incr Rev Bonds (South U.S. 65 Proj), Ser 2006:
5.625%, 4–1–24	$860	$742
5.625%, 4–1–27	1,500	1,248
Crossings Cmnty Impvt Dist, Rev Bonds (Wildwood, MO), Ser 2006, 5.000%, 3–1–26	2,000	1,836
Grindstone Plaza Trans Dev Dist (Columbia, MO), Trans Sales Tax Rev Bonds, Ser 2006A:
5.250%, 10–1–21	500	417
5.400%, 10–1–26	760	591
5.500%, 10–1–31	1,500	1,117
5.550%, 10–1–36	400	290
Hlth and Edu Fac Auth of MO, Edu Fac Rfdg Rev Bonds, Rockhurst Univ, Ser 2011A:
6.500%, 10–1–30	1,500	1,578
6.500%, 10–1–35	1,000	1,049
Indl Dev Auth of Kansas City, MO, Rev Bonds (Plaza Library Proj), Ser 2004, 5.900%, 3–1–24	2,500	2,511
Jennings, MO, Tax Incr and Cmnty Impvt Rfdg Rev Bonds (Northland Redev Area Proj), Ser 2006, 5.000%, 11–1–23	2,600	2,342
Lakeside 370 Levee Dist (St. Charles Cnty, MO), Levee Dist Impvt Bonds, Ser 2008, 7.000%, 4–1–28	5,700	5,336
Land Clearance for Redev Auth of St. Louis, Recovery Zone Fac Bonds (Kiel Opera House Proj), Ser 2010B, 7.000%, 9–1–35	3,000	3,004
Liberty, MO, Tax Incr Rev Bonds (Liberty Triangle Proj), Ser 2004, 5.750%, 9–1–24	650	586
M150 and 135th Street Trans Dev Dist, Trans Sales Tax Rev Bonds (State Line Station Proj-Kansas City), Ser 2004, 6.000%, 10–1–34	2,700	2,596
Manchester, MO, Tax Increment and Trans Rfdg Rev Bonds (Highway 141/Manchester Road Proj), Ser 2010, 6.875%, 11–1–39	5,000	5,129
MO Dev Fin Board, Infra Fac Rev Bonds (Branson Landing Proj), Ser 2004A:
5.500%, 12–1–24	2,000	2,039
5.625%, 12–1–28	1,000	1,014
MO Dev Fin Board, Infra Fac Rev Bonds (Branson Landing Proj), Ser 2005A, 6.000%, 6–1–20	1,000	1,121
MO Dev Fin Board, Research Fac Rev Bonds (Midwest Research Institute Proj), Ser 2007, 4.500%, 11–1–27	3,500	3,301
St. Louis Muni Fin Corp, Compound Int Leasehold Rev Bonds (Convention Ctr Cap Impvt Proj), Ser 2010A:
0.000%, 7–15–36 (C)	1,500	331
0.000%, 7–15–37 (C)	2,500	518
Stone Canyon Cmnty Impvt Dist, Independence, MO, Rev Bonds (Pub Infra Impvt Proj), Ser 2007, 5.750%, 4–1–27	1,250	966

68	ANNUAL REPORT	2011

SCHEDULE OF INVESTMENTS

Municipal High Income Fund (in thousands) SEPTEMBER 30, 2011

MUNICIPAL BONDS (Continued)	Principal	Value

Missouri (Continued)
The Elm Point Commons Cmnty Impvt Dist (St. Charles, MO), Spl Assmt Bonds, Ser 2007, 5.750%, 3–1–27	$1,645	$1,489
The Indl Dev Auth of Branson, MO, Tax Incr Rev Bonds (Branson Shoppes Redev Proj), Ser 2006A, 5.950%, 11–1–29	2,900	2,516
The Indl Dev Auth of Bridgeton, MO, Sales Tax Rev Bonds (Hilltop Cmnty Impvt Dist Proj), Ser 2008A, 5.875%, 11–1–35	2,500	1,836
The Indl Dev Auth of Grandview, MO, Tax Incr Rev Bonds (Grandview Crossing Proj 1), Ser 2006, 5.750%, 12–1–28 (B)	1,000	260
The Indl Dev Auth of Kansas City, MO, Hlth Care Fac First Mtg Rev Bonds (The Bishop Spencer Place Proj), Ser 1994:
6.250%, 1–1–24	5,000	4,952
6.500%, 1–1–35	3,000	2,858
The Indl Dev Auth of Kirkwood, MO, Ret Cmnty Rev Bonds (Aberdeen Heights Proj), Ser 2010C-2, 7.000%, 11–15–15	2,500	2,516
The Indl Dev Auth of Lee’s Summit, MO, Infra Fac Rev Bonds (Kensington Farms Impvt Proj), Ser 2007, 5.750%, 3–1–29	1,185	980
The Indl Dev Auth of Lee’s Summit, MO, Sr Living Fac Rev Bonds (John Knox Vlg Oblig Group), Ser 2007A, 5.125%, 8–15–32	2,000	1,842
The Indl Dev Auth of Moberly, MO, Annual Appropriation Recovery Zone Fac Bonds (Proj Sugar), Ser 2010-C, 6.000%, 9–1–24	4,000	3,689
The Indl Dev Auth of Platte Cnty, MO, Trans Rev Bonds (Zona Rosa Phase II Retail Proj), Ser 2007, 6.850%, 4–1–29	3,000	2,908
The Indl Dev Auth of St. Joseph, MO, Hlthcare Rev Bonds (Living Cmnty of St. Joseph Proj), Ser 2002, 7.000%, 8–15–32	7,000	6,563
The Indl Dev Auth of St. Louis, MO, Tax Incr and Cmnty Impvt Dist Rfdg Rev Bonds (Loughborough Commons Redev Proj), Ser 2007, 5.750%, 11–1–27	1,500	1,393
Univ Place Trans Dev Dist (St. Louis Cnty, MO), Sub Trans Sales Tax and Spl Assmt Rev Bonds, Ser 2009, 7.500%, 4–1–32	3,000	3,345

		85,622

Nevada – 2.3%
Clark Cnty, NV, Spl Impvt Dist No. 142 (Mountain’s Edge), Local Impvt Bonds, Ser 2003:
5.800%, 8–1–15	1,840	1,903
6.100%, 8–1–18	1,380	1,425
6.375%, 8–1–23	2,345	2,387

MUNICIPAL BONDS (Continued)	Principal	Value

Nevada (Continued)
Las Vegas Redev Agy, NV, Tax Incr Rev Bonds, Ser 2009A, 8.000%, 6–15–30	$5,000	$5,718
Overton Power Dist No. 5 (NV), Spl Oblig Rev Bonds, Ser 2008, 8.000%, 12–1–38	3,000	3,539

		14,972

New Hampshire – 0.0%
Lisbon Regional Sch Dist, NH, GO Cap Apprec Sch Bonds, 0.000%, 2–1–13 (C)	210	207

New Jersey – 1.6%
NJ Econ Dev Auth, Spl Fac Rev Bonds (Continental Airlines, Inc. Proj), Ser 1999, 6.250%, 9–15–19	5,665	5,585
NJ Edu Fac Auth, Rev Rfdg Bonds, Univ of Medicine and Dentistry of NJ Issue, Ser 2009B, 7.500%, 12–1–32	2,500	2,900
Tob Stlmt Fin Corp, Tob Stlmt Asset-Bkd Bonds, Ser 2007-1A, 5.000%, 6–1–41	3,760	2,431

		10,916

New York – 3.1%
Nassau Cnty Indl Dev Agy, Continuing Care Ret Cmnty Rev Bonds (Amsterdam at Harborside Proj), Ser 2007A, 6.700%, 1–1–43	5,000	4,738
NYC Indl Dev Agy, Spl Fac Rev Bonds (American Airlines, Inc. JFK Intl Arpt Proj), Ser 2005:
7.500%, 8–1–16	2,500	2,500
7.750%, 8–1–31	3,500	3,474
Suffolk Cnty Indl Dev Agy, Assisted Living Fac Rev Bonds (Medford Hamlet Assisted Living Proj), Ser 2005, 6.375%, 1–1–39	2,000	1,705
Suffolk Cnty Indl Dev Agy, Civic Fac Rev Bonds (The Southampton Hosp Assoc Civic Fac), Ser 1999A:
7.250%, 1–1–20	2,040	2,046
7.250%, 1–1–30	1,000	1,000
Suffolk Cnty Indl Dev Agy, Civic Fac Rev Bonds (The Southampton Hosp Assoc Civic Fac), Ser 1999B, 7.625%, 1–1–30	4,840	4,846

		20,309

Ohio – 2.1%
Greene Cnty Port Auth, Adult Svc Fac Rev Bonds (Greene, Inc. Proj), Ser 2009, 7.500%, 12–1–33	3,500	4,047
OH Air Quality Dev Auth, Air Quality Rev Bonds (OH Vly Elec Corp Proj), Ser 2009E, 5.625%, 10–1–19	4,315	4,680
Summit Cnty Port Auth, OH (Cleveland – Flats East Dev Proj), Ser 2010B, 6.875%, 5–15–40	1,250	1,281
Toledo-Lucas Cnty Port Auth, Dev Rev Bonds (Toledo Express Arpt Proj), Ser 2004C, 6.375%, 11–15–32	3,875	3,733

		13,741

2011	ANNUAL REPORT	69

SCHEDULE OF INVESTMENTS

Municipal High Income Fund (in thousands) SEPTEMBER 30, 2011

MUNICIPAL BONDS (Continued)	Principal	Value

Oklahoma – 0.9%
OK Cnty Fin Auth, Ret Fac Rev Bonds (Concordia Life Care Cmnty), Ser 2005:
6.125%, 11–15–25	$2,000	$1,958
6.000%, 11–15–38	4,550	4,092

		6,050

Oregon – 0.7%
Hosp Fac Auth of Deschutes Cnty, OR, Hosp Rev Rfdg Bonds (Cascade Hltcare Cmnty, Inc.), Ser 2008, 8.250%, 1–1–38	4,000	4,901

Pennsylvania – 1.5%
Butler Cnty Hosp Auth, Hosp Rev Bonds (Butler Hlth Sys Proj), Ser 2009B, 7.250%, 7–1–39	3,000	3,377
Delaware Cnty Indl Dev Auth, Charter Sch Rev Bonds (Chester Cmnty Charter Sch Proj), Ser 2010A, 6.125%, 8–15–40	5,000	4,707
The Borough of Langhorne Manor, Higher Edu and Hlth Auth (Bucks Cnty, PA), Hosp Rev Bonds (Lower Bucks Hosp), Ser 1992:
7.300%, 7–1–12 (B)	1,850	629
7.350%, 7–1–22 (B)	3,400	1,156

		9,869

Puerto Rico – 1.1%
PR Elec Power Auth, Power Rev Bonds, Ser 2010XX, 5.250%, 7–1–40	2,000	2,029
PR Sales Tax Fin Corp, Sales Tax Rev Bonds, First Sub Ser 2009A, 6.375%, 8–1–39	4,500	4,982

		7,011

South Carolina – 1.0%
SC Jobs – Econ Dev Auth, Rev Bonds (The Woodlands at Furman Proj), Ser 2007A:
6.000%, 11–15–37	1,000	499
6.000%, 11–15–42	2,500	1,246
SC Jobs – Econ Dev Auth, Student Hsng Rev Bonds (Coastal Hsng Fndtn, LLC Proj), Ser 2009A, 6.500%, 4–1–42	5,000	5,091

		6,836

Tennessee – 0.8%
Upper Cumberland Gas Util Dist (Cumberland Cnty, TN) Gas Sys Rev Rfdg Bonds, Ser 2005:
6.800%, 5–1–19	1,850	1,814
6.900%, 5–1–29	3,750	3,560

		5,374

Texas – 12.7%
Bexar Cnty Hlth Fac Dev Corp, Rev Bonds (Army Ret Residence Fndtn Proj), Ser 2010, 6.200%, 7–1–45	1,750	1,792
Cass Cnty Indl Dev Corp, Envirnmt Impvt Rev Bonds, Ser 2009A, 9.500%, 3–1–33	3,500	4,366
Cent TX Rgnl Mobility Auth, Sr Lien Rev Bonds, Ser 2010:
0.000%, 1–1–36 (C)	2,000	398
0.000%, 1–1–40 (C)	1,500	228

MUNICIPAL BONDS (Continued)	Principal	Value

Texas (Continued)
Hackberry, TX, Combination Spl Assmt and Contract Rev Road Bonds (Hackberry Hidden Cove Pub Impvt Dist No. 2 Proj), Ser 2009A, 9.000%, 9–1–38	$3,000	$3,116
Harris Cnty Cultural Edu Fac Fin Corp, Rev Rfdg Bonds (Space Ctr Houston Proj), Sr Ser 2009, 7.000%, 8–15–28	4,500	4,513
Harris Cnty Hlth Fac Dev Corp, Hosp Rev Rfdg Bonds (Mem Hermann Hlthcare Sys), Ser 2008B, 7.250%, 12–1–35	2,000	2,273
HFDC of Cent TX, Inc., Ret Fac Rev Bonds (The Vlg at Gleannloch Farms, Inc. Proj), Ser 2006A:
5.250%, 2–15–12	600	599
5.250%, 2–15–13	600	595
5.250%, 2–15–14	700	687
5.250%, 2–15–15	700	676
5.500%, 2–15–27	1,500	1,184
Hopkins Cnty Hosp Dist, Hosp Rev Bonds, Ser 2008, 6.000%, 2–15–38	1,600	1,462
La Vernia Higher Edu Fin Corp (KIPP, Inc.), Ser 2009A, 6.375%, 8–15–44	2,000	2,084
La Vernia Higher Edu Fin Corp (Winfree Academy Charter Sch), Edu Rev Bonds, Ser 2009, 9.000%, 8–15–38	5,405	6,320
Lubbock Hlth Fac Dev Corp, First Mtg Rev and Rfdg Bonds (Carillon Sr Life Care Cmnty Proj), Ser 2005A, 6.625%, 7–1–36	6,000	5,578
Lufkin Hlth Fac Dev Corp, Hlth Sys Rev Bonds (Mem Hlth Sys of East TX), Ser 2007, 5.500%, 2–15–37	2,320	2,049
Lufkin Hlth Fac Dev Corp, Rev Rfdg and Impvt Bonds (Mem Hlth Sys of East TX), Ser 2009, 6.250%, 2–15–37	4,500	4,393
Mission Econ Dev Corp, Solid Waste Disp Rev Bonds (Dallas Clean Enrg McCommas Bluff, LLC Proj), Ser 2011, 6.875%, 12–1–24	2,000	2,038
Pharr, TX Higher Edu Fin Auth, Edu Rev Bonds (Idea Pub Sch), Ser 2009A:
6.250%, 8–15–29	900	903
6.500%, 8–15–39	1,800	1,824
Tarrant Cnty Cultural Edu Fac Fin Corp, Charter Sch Rev Bonds (Trinity Basin Preparatory Proj), Ser 2009A:
7.300%, 6–1–29	500	539
7.750%, 6–1–39	1,200	1,318
Tarrant Cnty Cultural Edu Fac Fin Corp, Ret Fac Rev Bonds (NW Sr Hsng Corp – Edgemere Proj), Ser 2006A, 6.000%, 11–15–36	6,000	5,812
Tarrant Cnty Cultural Edu Fac Fin Corp, Ret Fac Rev Bonds (Buckingham Sr Living Cmnty, Inc. Proj), Ser 2007, 5.750%, 11–15–37	6,000	5,472

70	ANNUAL REPORT	2011

SCHEDULE OF INVESTMENTS

Municipal High Income Fund (in thousands) SEPTEMBER 30, 2011

MUNICIPAL BONDS (Continued)	Principal	Value

Texas (Continued)
Tarrant Cnty Cultural Edu Fac Fin Corp, Ret Fac Rev Bonds (Mirador Proj), Ser 2010A:
8.125%, 11–15–39	$750	$745
8.250%, 11–15–44	3,750	3,754
TX Private Activity Bond Surface Trans Corp, Sr Lien Rev Bonds (North Tarrant Express Managed Lanes Proj), Ser 2009, 6.875%, 12–31–39	5,000	5,354
TX Private Activity Bond Surface Trans Corp, Sr Lien Rev Bonds (LBJ Infra Group LLC IH-635 Managed Lanes Proj), Ser 2010:
7.500%, 6–30–32	1,500	1,687
7.000%, 6–30–40	6,000	6,492
TX Pub Fin Auth Charter Sch Fin Corp, Edu Rev Bonds (Cosmos Fndtn, Inc.), Ser 2010A, 6.200%, 2–15–40	2,500	2,565
TX Pub Fin Auth Charter Sch Fin Corp, Edu Rev Bonds (Odyssey Academy, Inc.), Ser 2010A, 7.125%, 2–15–40	3,000	3,107

		83,923

Utah – 0.6%
Muni Bldg Auth of Uintah Cnty, UT, Lease Rev Bonds, Ser 2008A:
5.300%, 6–1–28	2,000	2,131
5.500%, 6–1–37	2,000	2,093

		4,224

Virginia – 2.9%
Econ Dev Auth of James City Cnty, VA, Residential Care Fac Rev Bonds (VA Utd Methodist Homes of Williamsburg, Inc.), Ser 2007A:
5.400%, 7–1–27	2,500	1,634
5.500%, 7–1–37	3,800	2,283
Indl Dev Auth of Smyth Cnty, VA, Hosp Rev Bonds (Mountain States Hlth Alliance), Ser 2009A, 8.000%, 7–1–38	5,000	5,769
Marquis Cmnty Dev Auth, Rev Bonds, Ser 2007, 5.625%, 9–1–18	4,000	2,822
Norfolk Redev and Hsng Auth, First Mtg Rev Bonds (Fort Norfolk Ret Cmnty, Inc. – Harbor’s Edge Proj), Ser 2004A:
6.000%, 1–1–25	1,050	983
6.125%, 1–1–35	3,640	3,316
Norfolk Redev and Hsng Auth, Multifam Rental Hsng Fac Rev Bonds (1016 Ltd Partnership – Sussex Apt Proj), Ser 1996, 8.000%, 9–1–26	2,330	2,331

		19,138

Washington – 1.7%
Port of Sunnyside, Yakima Cnty, WA, Rev Bonds (Indl Wastewater Treatment Sys), Ser 2008, 6.625%, 12–1–21	2,250	2,289
Pub Hosp Dist No. 1, Skagit Cnty, WA (Skagit Vly Hosp), Hosp Rev Bonds, Ser 2007:
5.625%, 12–1–25	1,500	1,545
5.750%, 12–1–28	1,510	1,559

MUNICIPAL BONDS (Continued)	Principal	Value

Washington (Continued)
WA Hlth Care Fac Auth, Rev Bonds (Seattle Cancer Care Alliance), Ser 2008, 7.375%, 3–1–38	$4,100	$4,585
WA Hlth Care Fac Auth, Rev Bonds (Virginia Mason Med Ctr), Ser 2007C, 5.500%, 8–15–36	1,500	1,415

		11,393

Wisconsin – 0.8%
WI Hlth and Edu Fac Auth, Rev Bonds (Beaver Dam Cmnty Hosp, Inc. Proj), Ser 2004A:
6.500%, 8–15–24	1,000	1,003
6.500%, 8–15–26	2,000	2,014
WI Hlth and Edu Fac Auth, Rev Bonds (Beloit College), Ser 2010A:
6.125%, 6–1–35	1,000	1,009
6.125%, 6–1–39	1,000	1,006

		5,032

Wyoming – 0.6%
WY Muni Power Agy, Power Supply Sys Rev Bonds, Ser 2008A, 5.500%, 1–1–38	4,000	4,242

TOTAL MUNICIPAL BONDS – 96.0%		$635,645
(Cost: $637,453)

SHORT-TERM SECURITIES
Commercial Paper – 0.9%
Baxter International Inc., 0.110%, 10–6–11 (D)	3,000	3,000
Sonoco Products Co., 0.310%, 10–3–11 (D)	2,613	2,613

		5,613

Master Note – 0.2%
Toyota Motor Credit Corporation, 0.113%, 10–3–11 (E)	1,373	1,373

Municipal Obligations – 1.8%
CA Pollutn Ctl Fin Auth, Pollutn Ctl Rfdg Rev Bonds (Pacific Gas and Elec Co), Ser C (GTD by JPMorgan Chase Bank, N.A.), 0.120%, 10–3–11 (E)	4,000	4,000
Exempla Gen Impvt Dist of Lafayette, CO, Spl Impvt Dist No. 02-01, Spl Assmt Rev Rfdg and Impvt Bonds, Ser 2002 (GTD by Wells Fargo Bank, N.A.), 0.150%, 10–7–11 (E)	350	350
MI Strategic Fund, Var Rate Demand Ltd Oblig Rev Bonds (Air Products and Chemicals, Inc. Proj), Ser 2007 (GTD by Bank of New York (The)), 0.120%, 10–3–11 (E)	2,460	2,460
Sheridan Redev Agy CO Tax, Var Rfdg S Santa Fe Dr Corridor Redev PJ-Ser A-1 (GTD by JPMorgan Chase & Co.), 0.220%, 10–7–11 (E)	2,000	2,000
Cert of Part, Denver Pub Sch, Var Rate Rfdg Ser 2011A-3 (GTD by Wells Fargo Bank, N.A.), 0.140%, 10–15–11 (E)	2,875	2,875

2011	ANNUAL REPORT	71

SCHEDULE OF INVESTMENTS

Municipal High Income Fund (in thousands) SEPTEMBER 30, 2011

SHORT-TERM SECURITIES (Continued)	Principal	Value

Municipal Obligations (Continued)
Uinta Cnty, WY, Pollutn Ctl Rfdg Rev Bonds (Chevron U.S.A. Inc. Proj), Ser 1992 (GTD by Chevron Corporation), 0.100%, 10–3–11 (E)	$517	$517

		12,202

TOTAL SHORT-TERM SECURITIES – 2.9%		$19,188
(Cost: $19,188)

TOTAL INVESTMENT SECURITIES – 98.9%		$654,833
(Cost: $656,641)

CASH AND OTHER ASSETS, NET OF LIABILITIES – 1.1%		7,409

NET ASSETS – 100.0%		$662,242

Notes to Schedule of Investments

(A)	Variable rate security. Interest rate disclosed is that which is in effect at September 30, 2011.

(B)	Non-income producing as the issuer has either missed its most recent interest payment or declared bankruptcy.

(C)	Zero coupon bond.

(D)	Rate shown is the yield to maturity at September 30, 2011.

(E)	Variable rate security. Interest rate disclosed is that which is in effect at September 30, 2011. Date shown represents the date that the variable rate resets.

The following table is a summary of the valuation of the Fund’s investments by the fair value hierarchy levels as of September 30, 2011. See Note 1 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Municipal Bonds	$—	$627,216	$8,429
Short-Term Securities	—	19,188	—
Total	$—	$646,404	$8,429

The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

Municipal Bonds
Beginning Balance 10-1-10	$2,301
Net realized gain (loss)	—
Net unrealized appreciation (depreciation)	(832)
Purchases	3,500
Sales	—
Transfers into Level 3 during the period	3,460
Transfers out of Level 3 during the period	—
Ending Balance 9-30-11	$8,429
Net change in unrealized appreciation (depreciation) for all Level 3 investments still held as of 9-30-11	$(833)

The following acronym is used throughout this schedule:

GTD = Guaranteed

See Accompanying Notes to Financial Statements.

72	ANNUAL REPORT	2011

STATEMENTS OF ASSETS AND LIABILITIES

Waddell & Reed Advisors Funds	AS OF SEPTEMBER 30, 2011

(In thousands, except per share amounts)	Bond Fund	Cash Management	Global Bond Fund	Government Securities Fund	High Income Fund	Municipal Bond Fund	Municipal High Income Fund
ASSETS
Investments in unaffiliated securities at market value+	$1,417,223	$1,115,323	$844,343	$422,824	$1,400,550	$778,535	$654,833
Investments at Market Value	1,417,223	1,115,323	844,343	422,824	1,400,550	778,535	654,833
Cash	1	1,175	1,276	1,294	1,730	1	1
Restricted cash+	—	—	350	—	—	—	—
Investment securities sold receivable	25,632	—	1,672	31,629	3,665	—	—
Dividends and interest receivable	12,631	2,415	14,028	2,454	31,856	11,326	11,614
Capital shares sold receivable	2,322	15,409	784	901	1,478	1,276	430
Receivable from affiliates	—	2,714	—	—	—	—	—
Unrealized appreciation on forward foreign currency contracts	—	—	614	—	3,141	—	—
Prepaid and other assets	71	86	71	47	124	66	182
Total Assets	1,457,880	1,137,122	863,138	459,149	1,442,544	791,204	667,060

LIABILITIES
Investment securities purchased payable	39,144	—	10,793	—	35,104	—	3,463
Capital shares redeemed payable	2,270	25,504	1,658	564	3,705	1,768	798
Distributions payable	—	109	—	90	935	—	288
Trustees and Chief Compliance Officer fees payable	135	164	60	50	147	104	73
Distribution and service fees payable	10	1	6	3	10	5	5
Shareholder servicing payable	278	355	231	99	292	58	57
Investment management fee payable	18	12	14	6	22	11	9
Accounting services fee payable	22	21	18	11	22	17	14
Unrealized depreciation on forward foreign currency contracts	—	—	3,187	—	—	—	—
Other liabilities	667	22	144	14	133	18	111
Total Liabilities	42,544	26,188	16,111	837	40,370	1,981	4,818
Total Net Assets	$1,415,336	$1,110,934	$847,027	$458,312	$1,402,174	$789,223	$662,242

NET ASSETS
Capital paid in (shares authorized – unlimited)	$1,352,657	$1,111,359	$855,571	$429,132	$1,537,119	$737,833	$689,354
Undistributed net investment income	3,121	—	4,941	—	974	1,805	901
Accumulated net realized gain (loss)	(9,602)	(425)	(360)	4,181	(49,218)	(4,039)	(26,206)
Net unrealized appreciation (depreciation)	69,160	—	(13,125)	24,999	(86,701)	53,624	(1,807)
Total Net Assets	$1,415,336	$1,110,934	$847,027	$458,312	$1,402,174	$789,223	$662,242

CAPITAL SHARES OUTSTANDING:
Class A	205,958	1,097,409	200,463	70,432	186,330	105,176	134,776
Class B	1,907	4,466	2,122	814	2,241	243	507
Class C	2,618	9,485	4,130	1,772	4,263	1,831	4,472
Class Y	8,778	N/A	11,506	4,742	19,185	N/A	N/A

NET ASSET VALUE PER SHARE:
Class A	$6.46	$1.00	$3.88	$5.89	$6.61	$7.36	$4.74
Class B	$6.45	$1.00	$3.88	$5.89	$6.61	$7.35	$4.74
Class C	$6.45	$1.00	$3.88	$5.89	$6.61	$7.35	$4.74
Class Y	$6.46	N/A	$3.88	$5.89	$6.61	N/A	N/A

+COST
Investments in unaffiliated securities at cost	$1,348,063	$1,115,323	$854,940	$397,825	$1,490,347	$724,912	$656,641
Restricted cash at cost	—	—	350	—	—	—	—

See Accompanying Notes to Financial Statements.

2011	ANNUAL REPORT	73

STATEMENTS OF OPERATIONS

Waddell & Reed Advisors Funds	FOR THE YEAR ENDED SEPTEMBER 30, 2011

(In thousands)	Bond Fund	Cash Management	Global Bond Fund	Government Securities Fund	High Income Fund	Municipal Bond Fund	Municipal High Income Fund
INVESTMENT INCOME
Dividends from unaffiliated securities	$—	$—	$84	$—	$197	$—	$—
Interest and amortization from unaffiliated securities	47,948	4,065	43,317	14,435	129,928	37,817	42,136
Foreign interest withholding tax	—	—	(75)	—	(23)	—	—
Total Investment Income	47,948	4,065	43,326	14,435	130,102	37,817	42,136
EXPENSES
Investment management fee	6,073	4,475	5,206	2,094	8,737	3,834	3,344
Distribution and service fees:
Class A	3,091	—	1,983	996	3,237	1,818	1,552
Class B	157	55	105	64	190	19	27
Class C	173	88	177	106	298	130	207
Shareholder servicing:
Class A	2,630	3,536	2,147	946	2,607	579	545
Class B	92	19	63	36	98	6	8
Class C	60	18	62	32	79	25	39
Class Y	38	N/A	39	6	200	N/A	N/A
Registration fees	117	114	104	79	108	98	81
Custodian fees	53	50	76	19	65	28	25
Trustees and Chief Compliance Officer fees	110	110	65	37	125	72	58
Accounting services fee	260	256	216	131	260	186	165
Professional fees	66	53	61	26	97	54	57
Other	96	180	71	42	94	47	46
Total Expenses	13,016	8,954	10,375	4,614	16,195	6,896	6,154
Less:
Expenses in excess of limit	(161)	(5,113)	(175)	(239)	(250)	(295)	(219)
Total Net Expenses	12,855	3,841	10,200	4,375	15,945	6,601	5,935
Net Investment Income	35,093	224	33,126	10,060	114,157	31,216	36,201

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments in unaffiliated securities	12,599	61	576	5,140	76,883	(127)	1,751
Forward foreign currency contracts	—	—	(1,518)	—	221	—	—
Foreign currency exchange transactions	—	—	65	—	(142)	—	—
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated securities	(72)	—	(39,479)	826	(149,750)	(8,023)	(21,257)
Forward foreign currency contracts	—	—	(405)	—	2,783	—	—
Foreign currency exchange transactions	—	—	(13)	—	(51)	—	—
Net Realized and Unrealized Gain (Loss)	12,527	61	(40,774)	5,966	(70,056)	(8,150)	(19,506)
Net Increase (Decrease) in Net Assets Resulting from Operations	$47,620	$285	$(7,648)	$16,026	$44,101	$23,066	$16,695

See Accompanying Notes to Financial Statements.

74	ANNUAL REPORT	2011

STATEMENTS OF CHANGES IN NET ASSETS

Waddell & Reed Advisors Funds

	Bond Fund		Cash Management		Global Bond Fund
(In thousands)	Year ended 9-30-11	Year ended 9-30-10	Year ended 9-30-11	Year ended 9-30-10	Year ended 9-30-11	Year ended 9-30-10
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$35,093	$24,949	$224	$1,186	$33,126	$29,900
Net realized gain (loss) on investments	12,599	9,169	61	(276)	(877)	(2,733)
Net change in unrealized appreciation (depreciation)	(72)	61,193	—	—	(39,897)	30,584
Net Increase (Decrease) in Net Assets Resulting from Operations	47,620	95,311	285	910	(7,648)	57,751
Distributions to Shareholders From:
Net investment income:
Class A	(36,461)	(38,520)	(221)	(1,172)	(28,166)	(14,373)
Class B	(301)	(604)	(1)	(7)	(276)	(153)
Class C	(366)	(496)	(2)	(7)	(493)	(221)
Class Y	(798)	(697)	N/A	N/A	(881)	(440)
Net realized gains:
Class A	—	—	—	(419)	—	—
Class B	—	—	—	(4)	—	—
Class C	—	—	—	(5)	—	—
Class Y	—	—	N/A	N/A	—	—
Total Distributions to Shareholders	(37,926)	(40,317)	(224)	(1,614)	(29,816)	(15,187)
Capital Share Transactions	144,625	189,485	(127,678)	(24,512)	88,235	91,430
Net Increase (Decrease) in Net Assets	154,319	244,479	(127,617)	(25,216)	50,771	133,994
Net Assets, Beginning of Period	1,261,017	1,016,538	1,238,551	1,263,767	796,256	662,262
Net Assets, End of Period	$1,415,336	$1,261,017	$1,110,934	$1,238,551	$847,027	$796,256
Undistributed net investment income	$3,121	$555	$—	$—	$4,941	$4,457

See Accompanying Notes to Financial Statements.

2011	ANNUAL REPORT	75

STATEMENTS OF CHANGES IN NET ASSETS

Waddell & Reed Advisors Funds

	Government Securities Fund		High Income Fund
(In thousands)	Year ended 9-30-11	Year ended 9-30-10	Year ended 9-30-11	Year ended 9-30-10
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$10,060	$12,762	$114,157	$104,582
Net realized gain on investments	5,140	8,308	76,962	53,810
Net change in unrealized appreciation (depreciation)	826	8,695	(147,018)	15,987
Net Increase in Net Assets Resulting from Operations	16,026	29,765	44,101	174,379
Distributions to Shareholders From:
Net investment income:
Class A	(10,612)	(11,111)	(99,753)	(92,822)
Class B	(101)	(211)	(1,257)	(1,620)
Class C	(195)	(277)	(2,054)	(2,057)
Class Y	(105)	(1,315)	(10,652)	(8,089)
Net realized gains:
Class A	(4,914)	—	—	—
Class B	(93)	—	—	—
Class C	(147)	—	—	—
Class Y	(32)	—	—	—
Total Distributions to Shareholders	(16,199)	(12,914)	(113,716)	(104,588)
Capital Share Transactions	32,825	(31,971)	89,514	111,372
Net Increase (Decrease) in Net Assets	32,652	(15,120)	19,899	181,163
Net Assets, Beginning of Period	425,660	440,780	1,382,275	1,201,112
Net Assets, End of Period	$458,312	$425,660	$1,402,174	$1,382,275
Undistributed (distributions in excess of) net investment income	$—	$—	$974	$(521)

See Accompanying Notes to Financial Statements.

76	ANNUAL REPORT	2011

STATEMENTS OF CHANGES IN NET ASSETS

Waddell & Reed Advisors Funds

	Municipal Bond Fund		Municipal High Income Fund
(In thousands)	Year ended 9-30-11	Year ended 9-30-10	Year ended 9-30-11	Year ended 9-30-10
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$31,216	$28,029	$36,201	$32,701
Net realized gain (loss) on investments	(127)	220	1,751	(1,509)
Net change in unrealized appreciation (depreciation)	(8,023)	15,918	(21,257)	23,876
Net Increase in Net Assets Resulting from Operations	23,066	44,167	16,695	55,068
Distributions to Shareholders From:
Net investment income:
Class A	(30,172)	(27,865)	(35,599)	(31,119)
Class B	(61)	(78)	(132)	(161)
Class C	(428)	(370)	(1,011)	(827)
Net realized gains:
Class A	—	—	—	—
Class B	—	—	—	—
Class C	—	—	—	—
Total Distributions to Shareholders	(30,661)	(28,313)	(36,742)	(32,107)
Capital Share Transactions	39,606	111,779	(1,468)	127,378
Net Increase (Decrease) in Net Assets	32,011	127,633	(21,515)	150,339
Net Assets, Beginning of Period	757,212	629,579	683,757	533,418
Net Assets, End of Period	$789,223	$757,212	$662,242	$683,757
Undistributed net investment income	$1,805	$1,250	$901	$1,443

See Accompanying Notes to Financial Statements.

2011	ANNUAL REPORT	77

FINANCIAL HIGHLIGHTS

Waddell & Reed Advisors Funds	FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

	Net Asset Value, Beginning of Period	Net Investment Income		Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains		Total Distributions
BOND FUND
Class A Shares
Year ended 9-30-2011	$6.42	$0.17	(3)	$0.06	$0.23	$(0.19)	$—		$(0.19)
Year ended 9-30-2010	6.13	0.15	(3)	0.37	0.52	(0.23)	—		(0.23)
Year ended 9-30-2009	5.87	0.23	(3)	0.28	0.51	(0.25)	—		(0.25)
Year ended 9-30-2008	6.11	0.25		(0.23)	0.02	(0.26)	—		(0.26)
Year ended 9-30-2007	6.11	0.27		0.00	0.27	(0.27)	—		(0.27)
Class B Shares
Year ended 9-30-2011	6.42	0.10	(3)	0.05	0.15	(0.12)	—		(0.12)
Year ended 9-30-2010	6.13	0.07	(3)	0.38	0.45	(0.16)	—		(0.16)
Year ended 9-30-2009	5.87	0.17	(3)	0.28	0.45	(0.19)	—		(0.19)
Year ended 9-30-2008	6.11	0.19		(0.23)	(0.04)	(0.20)	—		(0.20)
Year ended 9-30-2007	6.11	0.21		0.00	0.21	(0.21)	—		(0.21)
Class C Shares
Year ended 9-30-2011	6.42	0.12	(3)	0.04	0.16	(0.13)	—		(0.13)
Year ended 9-30-2010	6.13	0.08	(3)	0.38	0.46	(0.17)	—		(0.17)
Year ended 9-30-2009	5.87	0.18	(3)	0.28	0.46	(0.20)	—		(0.20)
Year ended 9-30-2008	6.11	0.20		(0.24)	(0.04)	(0.20)	—		(0.20)
Year ended 9-30-2007	6.11	0.21		0.00	0.21	(0.21)	—		(0.21)
Class Y Shares
Year ended 9-30-2011	6.42	0.19	(3)	0.05	0.24	(0.20)	—		(0.20)
Year ended 9-30-2010	6.13	0.15	(3)	0.38	0.53	(0.24)	—		(0.24)
Year ended 9-30-2009	5.88	0.26	(3)	0.26	0.52	(0.27)	—		(0.27)
Year ended 9-30-2008	6.11	0.27		(0.22)	0.05	(0.28)	—		(0.28)
Year ended 9-30-2007	6.11	0.29		0.00	0.29	(0.29)	—		(0.29)

CASH MANAGEMENT
Class A Shares
Year ended 9-30-2011	1.00	0.00	(3)	0.00	0.00	— *	—		— *
Year ended 9-30-2010	1.00	0.00	(3)	0.00	0.00	— *	—	*	— *
Year ended 9-30-2009	1.00	0.01	(3)	0.00	0.01	(0.01)	—	*	(0.01)
Year ended 9-30-2008	1.00	0.03		0.00	0.03	(0.03)	—		(0.03)
Year ended 9-30-2007	1.00	0.05		0.00	0.05	(0.05)	—		(0.05)
Class B Shares(4)
Year ended 9-30-2011	1.00	0.00	(3)	0.00	0.00	— *	—		— *
Year ended 9-30-2010	1.00	0.00	(3)	0.00	0.00	— *	—	*	— *
Year ended 9-30-2009	1.00	0.00	(3)	0.00	0.00	— *	—	*	— *
Year ended 9-30-2008	1.00	0.02		0.00	0.02	(0.02)	—		(0.02)
Year ended 9-30-2007	1.00	0.04		0.00	0.04	(0.04)	—		(0.04)
Class C Shares(4)
Year ended 9-30-2011	1.00	0.00	(3)	0.00	0.00	— *	—		— *
Year ended 9-30-2010	1.00	0.00	(3)	0.00	0.00	— *	—	*	— *
Year ended 9-30-2009	1.00	0.00	(3)	0.00	0.00	— *	—	*	— *
Year ended 9-30-2008	1.00	0.02		0.00	0.02	(0.02)	—		(0.02)
Year ended 9-30-2007	1.00	0.04		0.00	0.04	(0.04)	—		(0.04)

*	Not shown due to rounding.

(1)	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.

(2)	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

(3)	Based on average weekly shares outstanding.

(4)	Class B and Class C are not available for direct investments.

78	ANNUAL REPORT	2011

	Net Asset Value, End of Period	Total Return(1)	Net Assets, End of Period (in millions)	Ratio of Expenses to Average Net Assets Including Expense Waiver	Ratio of Net Investment Income to Average Net Assets Including Expense Waiver	Ratio of Expenses to Average Net Assets Excluding Expense Waiver(2)	Ratio of Net Investment Income (Loss) to Average Net Assets Excluding Expense Waiver(2)	Portfolio Turnover Rate
BOND FUND
Class A Shares
Year ended 9-30-2011	$6.46	3.65%	$1,329	0.97%	2.73%	0.98%	2.72%	61%
Year ended 9-30-2010	6.42	8.61	1,217	0.99	2.24	1.00	2.23	26
Year ended 9-30-2009	6.13	8.88	956	1.02	3.85	1.07	3.80	30
Year ended 9-30-2008	5.87	0.21	819	1.03	4.15	1.03	4.15	37
Year ended 9-30-2007	6.11	4.51	649	1.07	4.43	1.10	4.40	32
Class B Shares
Year ended 9-30-2011	6.45	2.34	12	2.12	1.60	—	—	61
Year ended 9-30-2010	6.42	7.52	21	2.04	1.21	—	—	26
Year ended 9-30-2009	6.13	7.79	25	2.04	2.90	2.08	2.86	30
Year ended 9-30-2008	5.87	-0.78	30	2.04	3.15	2.04	3.15	37
Year ended 9-30-2007	6.11	3.53	32	2.03	3.47	2.06	3.44	32
Class C Shares
Year ended 9-30-2011	6.45	2.58	17	1.87	1.84	—	—	61
Year ended 9-30-2010	6.42	7.69	20	1.87	1.37	—	—	26
Year ended 9-30-2009	6.13	7.96	17	1.90	2.99	1.94	2.95	30
Year ended 9-30-2008	5.87	-0.68	16	1.92	3.26	1.92	3.26	37
Year ended 9-30-2007	6.11	3.58	12	1.97	3.53	2.00	3.50	32
Class Y Shares
Year ended 9-30-2011	6.46	3.94	57	0.68	3.00	—	—	61
Year ended 9-30-2010	6.42	8.94	4	0.69	2.57	—	—	26
Year ended 9-30-2009	6.13	9.06	19	0.69	4.18	0.73	4.14	30
Year ended 9-30-2008	5.88	0.72	27	0.70	4.49	0.70	4.49	37
Year ended 9-30-2007	6.11	4.87	28	0.71	4.78	0.74	4.75	32

CASH MANAGEMENT
Class A Shares
Year ended 9-30-2011	1.00	0.02	1,097	0.34	0.02	0.79	-0.43	N/A
Year ended 9-30-2010	1.00	0.14	1,221	0.62	0.10	0.77	-0.05	N/A
Year ended 9-30-2009	1.00	1.16	1,234	0.73	1.16	—	—	N/A
Year ended 9-30-2008	1.00	3.00	1,275	0.73	2.87	—	—	N/A
Year ended 9-30-2007	1.00	4.68	1,032	0.78	4.59	—	—	N/A
Class B Shares(4)
Year ended 9-30-2011	1.00	0.02	4	0.34	0.02	1.81	-1.45	N/A
Year ended 9-30-2010	1.00	0.09	7	0.70	0.07	1.72	-0.95	N/A
Year ended 9-30-2009	1.00	0.38	14	1.53	0.39	1.68	0.24	N/A
Year ended 9-30-2008	1.00	2.00	14	1.70	1.87	—	—	N/A
Year ended 9-30-2007	1.00	3.64	10	1.79	3.58	—	—	N/A
Class C Shares(4)
Year ended 9-30-2011	1.00	0.02	9	0.34	0.02	1.67	-1.31	N/A
Year ended 9-30-2010	1.00	0.09	10	0.68	0.06	1.65	-0.91	N/A
Year ended 9-30-2009	1.00	0.40	15	1.49	0.41	1.64	0.26	N/A
Year ended 9-30-2008	1.00	2.06	14	1.65	1.90	—	—	N/A
Year ended 9-30-2007	1.00	3.71	8	1.73	3.64	—	—	N/A

See Accompanying Notes to Financial Statements.

2011	ANNUAL REPORT	79

FINANCIAL HIGHLIGHTS

Waddell & Reed Advisors Funds	FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

	Net Asset Value, Beginning of Period	Net Investment Income		Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains	Total Distributions
GLOBAL BOND FUND
Class A Shares
Year ended 9-30-2011	$4.05	$0.16	(3)	$(0.19)	$(0.03)	$(0.14)	$—	$(0.14)
Year ended 9-30-2010	3.82	0.16	(3)	0.15	0.31	(0.08)	—	(0.08)
Year ended 9-30-2009	3.70	0.17	(3)	0.17	0.34	(0.22)	—	(0.22)
Year ended 9-30-2008	3.85	0.15		(0.13)	0.02	(0.17)	—	(0.17)
Year ended 9-30-2007	3.65	0.15		0.19	0.34	(0.14)	—	(0.14)
Class B Shares
Year ended 9-30-2011	4.05	0.11	(3)	(0.18)	(0.07)	(0.10)	—	(0.10)
Year ended 9-30-2010	3.82	0.12	(3)	0.15	0.27	(0.04)	—	(0.04)
Year ended 9-30-2009	3.69	0.13	(3)	0.18	0.31	(0.18)	—	(0.18)
Year ended 9-30-2008	3.84	0.12		(0.13)	(0.01)	(0.14)	—	(0.14)
Year ended 9-30-2007	3.65	0.11		0.18	0.29	(0.10)	—	(0.10)
Class C Shares
Year ended 9-30-2011	4.05	0.12	(3)	(0.18)	(0.06)	(0.11)	—	(0.11)
Year ended 9-30-2010	3.82	0.14	(3)	0.14	0.28	(0.05)	—	(0.05)
Year ended 9-30-2009	3.70	0.14	(3)	0.17	0.31	(0.19)	—	(0.19)
Year ended 9-30-2008	3.84	0.12		(0.12)	0.00	(0.14)	—	(0.14)
Year ended 9-30-2007	3.65	0.12		0.18	0.30	(0.11)	—	(0.11)
Class Y Shares
Year ended 9-30-2011	4.06	0.17	(3)	(0.19)	(0.02)	(0.16)	—	(0.16)
Year ended 9-30-2010	3.83	0.17	(3)	0.16	0.33	(0.10)	—	(0.10)
Year ended 9-30-2009	3.70	0.18	(3)	0.18	0.36	(0.23)	—	(0.23)
Year ended 9-30-2008	3.85	0.17		(0.13)	0.04	(0.19)	—	(0.19)
Year ended 9-30-2007	3.65	0.17		0.19	0.36	(0.16)	—	(0.16)

GOVERNMENT SECURITIES FUND
Class A Shares
Year ended 9-30-2011	5.90	0.14	(3)	0.07	0.21	(0.15)	(0.07)	(0.22)
Year ended 9-30-2010	5.68	0.18	(3)	0.22	0.40	(0.18)	—	(0.18)
Year ended 9-30-2009	5.52	0.17	(3)	0.16	0.33	(0.17)	—	(0.17)
Year ended 9-30-2008	5.42	0.20		0.10	0.30	(0.20)	—	(0.20)
Year ended 9-30-2007	5.42	0.23		0.00	0.23	(0.23)	—	(0.23)
Class B Shares
Year ended 9-30-2011	5.90	0.08	(3)	0.07	0.15	(0.09)	(0.07)	(0.16)
Year ended 9-30-2010	5.68	0.12	(3)	0.22	0.34	(0.12)	—	(0.12)
Year ended 9-30-2009	5.52	0.12	(3)	0.16	0.28	(0.12)	—	(0.12)
Year ended 9-30-2008	5.42	0.15		0.10	0.25	(0.15)	—	(0.15)
Year ended 9-30-2007	5.42	0.18		0.00	0.18	(0.18)	—	(0.18)
Class C Shares
Year ended 9-30-2011	5.90	0.09	(3)	0.07	0.16	(0.10)	(0.07)	(0.17)
Year ended 9-30-2010	5.68	0.13	(3)	0.22	0.35	(0.13)	—	(0.13)
Year ended 9-30-2009	5.52	0.12	(3)	0.16	0.28	(0.12)	—	(0.12)
Year ended 9-30-2008	5.42	0.15		0.10	0.25	(0.15)	—	(0.15)
Year ended 9-30-2007	5.42	0.18		0.00	0.18	(0.18)	—	(0.18)
Class Y Shares
Year ended 9-30-2011	5.90	0.14	(3)	0.09	0.23	(0.17)	(0.07)	(0.24)
Year ended 9-30-2010	5.68	0.19	(3)	0.22	0.41	(0.19)	—	(0.19)
Year ended 9-30-2009	5.52	0.19	(3)	0.16	0.35	(0.19)	—	(0.19)
Year ended 9-30-2008	5.42	0.22		0.10	0.32	(0.22)	—	(0.22)
Year ended 9-30-2007	5.42	0.25		0.00	0.25	(0.25)	—	(0.25)

(1)	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.

(2)	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

(3)	Based on average weekly shares outstanding.

80	ANNUAL REPORT	2011

	Net Asset Value, End of Period	Total Return(1)	Net Assets, End of Period (in millions)	Ratio of Expenses to Average Net Assets Including Expense Waiver	Ratio of Net Investment Income to Average Net Assets Including Expense Waiver	Ratio of Expenses to Average Net Assets Excluding Expense Waiver(2)	Ratio of Net Investment Income to Average Net Assets Excluding Expense Waiver(2)	Portfolio Turnover Rate
GLOBAL BOND FUND
Class A Shares
Year ended 9-30-2011	$3.88	-0.72%	$778	1.18%	3.93%	1.20%	3.91%	30%
Year ended 9-30-2010	4.05	8.24	762	1.19	4.09	1.21	4.07	28
Year ended 9-30-2009	3.82	9.77	611	1.26	4.50	1.29	4.47	45
Year ended 9-30-2008	3.70	0.52	525	1.20	3.96	1.23	3.93	41
Year ended 9-30-2007	3.85	9.55	306	1.29	4.18	1.32	4.15	40
Class B Shares
Year ended 9-30-2011	3.88	-1.77	8	2.26	2.84	2.28	2.82	30
Year ended 9-30-2010	4.05	7.21	13	2.16	3.13	2.18	3.11	28
Year ended 9-30-2009	3.82	9.03	14	2.25	3.51	2.28	3.48	45
Year ended 9-30-2008	3.69	-0.36	18	2.07	3.09	2.10	3.06	41
Year ended 9-30-2007	3.84	8.12	11	2.34	3.13	2.37	3.10	40
Class C Shares
Year ended 9-30-2011	3.88	-1.52	16	2.02	3.10	2.04	3.08	30
Year ended 9-30-2010	4.05	7.37	19	2.01	3.57	2.03	3.55	28
Year ended 9-30-2009	3.82	8.88	15	2.10	3.67	2.13	3.64	45
Year ended 9-30-2008	3.70	-0.06	15	2.02	3.15	2.05	3.12	41
Year ended 9-30-2007	3.84	8.24	7	2.23	3.24	2.26	3.21	40
Class Y Shares
Year ended 9-30-2011	3.88	-0.59	45	0.81	4.31	0.83	4.29	30
Year ended 9-30-2010	4.06	8.63	3	0.82	4.19	0.84	4.17	28
Year ended 9-30-2009	3.83	10.51	21	0.84	4.92	0.87	4.89	45
Year ended 9-30-2008	3.70	0.88	24	0.83	4.33	0.86	4.30	41
Year ended 9-30-2007	3.85	10.03	23	0.86	4.61	0.89	4.58	40

GOVERNMENT SECURITIES FUND
Class A Shares
Year ended 9-30-2011	5.89	3.84	415	1.01	2.44	1.07	2.38	77
Year ended 9-30-2010	5.90	7.03	402	1.00	2.95	1.06	2.89	60
Year ended 9-30-2009	5.68	6.05	375	1.01	3.04	1.06	2.99	48
Year ended 9-30-2008	5.52	5.60	345	1.06	3.58	1.10	3.54	36
Year ended 9-30-2007	5.42	4.31	204	1.11	4.23	1.15	4.19	43
Class B Shares
Year ended 9-30-2011	5.89	2.69	5	2.10	1.34	2.14	1.30	77
Year ended 9-30-2010	5.90	6.02	8	1.95	2.03	1.99	1.99	60
Year ended 9-30-2009	5.68	5.08	13	1.92	2.12	1.96	2.08	48
Year ended 9-30-2008	5.52	4.63	14	1.99	2.68	2.03	2.64	36
Year ended 9-30-2007	5.42	3.35	13	2.04	3.30	2.08	3.26	43
Class C Shares
Year ended 9-30-2011	5.89	2.97	10	1.84	1.60	1.88	1.56	77
Year ended 9-30-2010	5.90	6.18	13	1.81	2.18	1.85	2.14	60
Year ended 9-30-2009	5.68	5.19	13	1.81	2.24	1.85	2.20	48
Year ended 9-30-2008	5.52	4.73	11	1.90	2.75	1.94	2.71	36
Year ended 9-30-2007	5.42	3.41	8	1.98	3.37	2.02	3.33	43
Class Y Shares
Year ended 9-30-2011	5.89	4.17	28	0.69	2.67	0.73	2.63	77
Year ended 9-30-2010	5.90	7.37	3	0.70	3.30	0.74	3.26	60
Year ended 9-30-2009	5.68	6.36	41	0.70	3.39	0.74	3.35	48
Year ended 9-30-2008	5.52	5.97	3	0.72	4.12	0.76	4.08	36
Year ended 9-30-2007	5.42	4.71	14	0.73	4.60	0.77	4.56	43

See Accompanying Notes to Financial Statements.

2011	ANNUAL REPORT	81

FINANCIAL HIGHLIGHTS

Waddell & Reed Advisors Funds	FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

	Net Asset Value, Beginning of Period	Net Investment Income		Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains	Total Distributions
HIGH INCOME FUND
Class A Shares
Year ended 9-30-2011	$6.92	$0.55	(3)	$(0.31)	$0.24	$(0.55)	$—	$(0.55)
Year ended 9-30-2010	6.56	0.55	(3)	0.36	0.91	(0.55)	—	(0.55)
Year ended 9-30-2009	6.31	0.50	(3)	0.25	0.75	(0.50)	—	(0.50)
Year ended 9-30-2008	7.28	0.51		(0.95)	(0.44)	(0.53)	—	(0.53)
Year ended 9-30-2007	7.27	0.53		0.01	0.54	(0.53)	—	(0.53)
Class B Shares
Year ended 9-30-2011	6.92	0.47	(3)	(0.31)	0.16	(0.47)	—	(0.47)
Year ended 9-30-2010	6.56	0.48	(3)	0.36	0.84	(0.48)	—	(0.48)
Year ended 9-30-2009	6.30	0.43	(3)	0.26	0.69	(0.43)	—	(0.43)
Year ended 9-30-2008	7.28	0.44		(0.95)	(0.51)	(0.47)	—	(0.47)
Year ended 9-30-2007	7.26	0.46		0.02	0.48	(0.46)	—	(0.46)
Class C Shares
Year ended 9-30-2011	6.92	0.49	(3)	(0.31)	0.18	(0.49)	—	(0.49)
Year ended 9-30-2010	6.56	0.50	(3)	0.36	0.86	(0.50)	—	(0.50)
Year ended 9-30-2009	6.30	0.45	(3)	0.25	0.70	(0.44)	—	(0.44)
Year ended 9-30-2008	7.28	0.44		(0.95)	(0.51)	(0.47)	—	(0.47)
Year ended 9-30-2007	7.26	0.46		0.02	0.48	(0.46)	—	(0.46)
Class Y Shares
Year ended 9-30-2011	6.92	0.57	(3)	(0.31)	0.26	(0.57)	—	(0.57)
Year ended 9-30-2010	6.56	0.57	(3)	0.36	0.93	(0.57)	—	(0.57)
Year ended 9-30-2009	6.31	0.52	(3)	0.25	0.77	(0.52)	—	(0.52)
Year ended 9-30-2008	7.29	0.53		(0.96)	(0.43)	(0.55)	—	(0.55)
Year ended 9-30-2007	7.27	0.55		0.02	0.57	(0.55)	—	(0.55)

MUNICIPAL BOND FUND
Class A Shares
Year ended 9-30-2011	7.42	0.30	(3)	(0.06)	0.24	(0.30)	—	(0.30)
Year ended 9-30-2010	7.27	0.30	(3)	0.15	0.45	(0.30)	—	(0.30)
Year ended 9-30-2009	6.63	0.29	(3)	0.63	0.92	(0.28)	—	(0.28)
Year ended 9-30-2008	6.92	0.26		(0.28)	(0.02)	(0.27)	—	(0.27)
Year ended 9-30-2007	6.99	0.27		(0.08)	0.19	(0.26)	—	(0.26)
Class B Shares
Year ended 9-30-2011	7.41	0.23	(3)	(0.06)	0.17	(0.23)	—	(0.23)
Year ended 9-30-2010	7.26	0.23	(3)	0.15	0.38	(0.23)	—	(0.23)
Year ended 9-30-2009	6.62	0.22	(3)	0.64	0.86	(0.22)	—	(0.22)
Year ended 9-30-2008	6.92	0.20		(0.29)	(0.09)	(0.21)	—	(0.21)
Year ended 9-30-2007	6.98	0.21		(0.07)	0.14	(0.20)	—	(0.20)
Class C Shares
Year ended 9-30-2011	7.41	0.24	(3)	(0.07)	0.17	(0.23)	—	(0.23)
Year ended 9-30-2010	7.26	0.24	(3)	0.15	0.39	(0.24)	—	(0.24)
Year ended 9-30-2009	6.62	0.23	(3)	0.63	0.86	(0.22)	—	(0.22)
Year ended 9-30-2008	6.92	0.20		(0.29)	(0.09)	(0.21)	—	(0.21)
Year ended 9-30-2007	6.98	0.21		(0.07)	0.14	(0.20)	—	(0.20)

(1)	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.

(2)	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

(3)	Based on average weekly shares outstanding.

82	ANNUAL REPORT	2011

	Net Asset Value, End of Period	Total Return(1)	Net Assets, End of Period (in millions)	Ratio of Expenses to Average Net Assets Including Expense Waiver	Ratio of Net Investment Income to Average Net Assets Including Expense Waiver	Ratio of Expenses to Average Net Assets Excluding Expense Waiver(2)	Ratio of Net Investment Income to Average Net Assets Excluding Expense Waiver(2)	Portfolio Turnover Rate
HIGH INCOME FUND
Class A Shares
Year ended 9-30-2011	$6.61	3.22%	$1,232	1.08%	7.74%	1.10%	7.72%	98%
Year ended 9-30-2010	6.92	14.46	1,222	1.09	8.20	1.11	8.18	97
Year ended 9-30-2009	6.56	13.49	1,069	1.17	8.71	1.20	8.68	67
Year ended 9-30-2008	6.31	-6.39	824	1.12	7.38	1.15	7.35	30
Year ended 9-30-2007	7.28	7.74	922	1.12	7.17	1.15	7.14	59
Class B Shares
Year ended 9-30-2011	6.61	2.11	15	2.15	6.65	2.17	6.63	98
Year ended 9-30-2010	6.92	13.28	21	2.14	7.15	2.16	7.13	97
Year ended 9-30-2009	6.56	12.40	24	2.26	7.66	2.29	7.63	67
Year ended 9-30-2008	6.30	-7.42	24	2.12	6.38	2.15	6.35	30
Year ended 9-30-2007	7.28	6.70	33	2.09	6.20	2.12	6.17	59
Class C Shares
Year ended 9-30-2011	6.61	2.38	28	1.89	6.92	1.91	6.90	98
Year ended 9-30-2010	6.92	13.53	29	1.91	7.39	1.93	7.37	97
Year ended 9-30-2009	6.56	12.64	27	2.03	7.75	2.06	7.72	67
Year ended 9-30-2008	6.30	-7.35	13	2.05	6.45	2.08	6.42	30
Year ended 9-30-2007	7.28	6.74	17	2.04	6.25	2.07	6.22	59
Class Y Shares
Year ended 9-30-2011	6.61	3.53	127	0.77	8.04	0.79	8.02	98
Year ended 9-30-2010	6.92	14.82	110	0.78	8.51	0.80	8.49	97
Year ended 9-30-2009	6.56	13.93	81	0.80	9.00	0.83	8.97	67
Year ended 9-30-2008	6.31	-6.09	39	0.79	7.71	0.82	7.68	30
Year ended 9-30-2007	7.29	7.93	38	0.80	7.50	0.83	7.47	59

MUNICIPAL BOND FUND
Class A Shares
Year ended 9-30-2011	7.36	3.40	774	0.87	4.22	0.91	4.18	5
Year ended 9-30-2010	7.42	6.45	741	0.87	4.15	0.91	4.11	13
Year ended 9-30-2009	7.27	14.31	618	0.90	4.26	0.95	4.21	24
Year ended 9-30-2008	6.63	-0.39	503	0.93	3.82	0.97	3.78	20
Year ended 9-30-2007	6.92	2.84	499	0.95	3.99	0.99	3.95	5
Class B Shares
Year ended 9-30-2011	7.35	2.41	2	1.84	3.25	1.87	3.22	5
Year ended 9-30-2010	7.41	5.44	2	1.82	3.21	1.85	3.18	13
Year ended 9-30-2009	7.26	13.28	3	1.87	3.29	1.91	3.25	24
Year ended 9-30-2008	6.62	-1.38	3	1.86	2.89	1.90	2.85	20
Year ended 9-30-2007	6.92	2.03	4	1.88	3.05	1.92	3.01	5
Class C Shares
Year ended 9-30-2011	7.35	2.50	13	1.75	3.34	1.78	3.31	5
Year ended 9-30-2010	7.41	5.54	14	1.73	3.28	1.76	3.25	13
Year ended 9-30-2009	7.26	13.34	9	1.79	3.37	1.83	3.33	24
Year ended 9-30-2008	6.62	-1.39	4	1.87	2.88	1.91	2.84	20
Year ended 9-30-2007	6.92	2.00	3	1.90	3.03	1.94	2.99	5

See Accompanying Notes to Financial Statements.

2011	ANNUAL REPORT	83

FINANCIAL HIGHLIGHTS

Waddell & Reed Advisors Funds	FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

	Net Asset Value, Beginning of Period	Net Investment Income		Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains	Total Distributions
MUNICIPAL HIGH INCOME FUND
Class A Shares
Year ended 9-30-2011	$4.87	$0.26	(3)	$(0.12)	$0.14	$(0.27)	$—	$(0.27)
Year ended 9-30-2010	4.70	0.26	(3)	0.17	0.43	(0.26)	—	(0.26)
Year ended 9-30-2009	4.48	0.26	(3)	0.21	0.47	(0.25)	—	(0.25)
Year ended 9-30-2008	5.00	0.24		(0.52)	(0.28)	(0.24)	—	(0.24)
Year ended 9-30-2007	5.10	0.24		(0.10)	0.14	(0.24)	—	(0.24)
Class B Shares
Year ended 9-30-2011	4.87	0.22	(3)	(0.13)	0.09	(0.22)	—	(0.22)
Year ended 9-30-2010	4.70	0.22	(3)	0.17	0.39	(0.22)	—	(0.22)
Year ended 9-30-2009	4.48	0.22	(3)	0.21	0.43	(0.21)	—	(0.21)
Year ended 9-30-2008	5.00	0.20		(0.52)	(0.32)	(0.20)	—	(0.20)
Year ended 9-30-2007	5.10	0.19		(0.10)	0.09	(0.19)	—	(0.19)
Class C Shares
Year ended 9-30-2011	4.87	0.22	(3)	(0.12)	0.10	(0.23)	—	(0.23)
Year ended 9-30-2010	4.70	0.23	(3)	0.16	0.39	(0.22)	—	(0.22)
Year ended 9-30-2009	4.48	0.22	(3)	0.21	0.43	(0.21)	—	(0.21)
Year ended 9-30-2008	5.00	0.19		(0.51)	(0.32)	(0.20)	—	(0.20)
Year ended 9-30-2007	5.10	0.19		(0.10)	0.09	(0.19)	—	(0.19)

(1)	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.

(2)	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

(3)	Based on average weekly shares outstanding.

84	ANNUAL REPORT	2011

	Net Asset Value, End of Period	Total Return(1)	Net Assets, End of Period (in millions)	Ratio of Expenses to Average Net Assets Including Expense Waiver	Ratio of Net Investment Income to Average Net Assets Including Expense Waiver	Ratio of Expenses to Average Net Assets Excluding Expense Waiver(2)	Ratio of Net Investment Income to Average Net Assets Excluding Expense Waiver(2)	Portfolio Turnover Rate
MUNICIPAL HIGH INCOME FUND
Class A Shares
Year ended 9-30-2011	$4.74	3.11%	$639	0.89%	5.65%	0.92%	5.62%	14%
Year ended 9-30-2010	4.87	9.49	658	0.89	5.62	0.93	5.58	16
Year ended 9-30-2009	4.70	11.40	515	0.93	6.20	0.97	6.16	34
Year ended 9-30-2008	4.48	-5.82	445	0.90	4.92	0.94	4.88	26
Year ended 9-30-2007	5.00	2.68	497	0.97	4.67	1.01	4.63	33
Class B Shares
Year ended 9-30-2011	4.74	2.16	2	1.83	4.72	1.86	4.69	14
Year ended 9-30-2010	4.87	8.51	3	1.79	4.71	1.82	4.68	16
Year ended 9-30-2009	4.70	10.43	4	1.83	5.27	1.87	5.23	34
Year ended 9-30-2008	4.48	-6.63	5	1.75	4.05	1.79	4.01	26
Year ended 9-30-2007	5.00	1.81	7	1.82	3.81	1.86	3.77	33
Class C Shares
Year ended 9-30-2011	4.74	2.23	21	1.75	4.80	1.78	4.77	14
Year ended 9-30-2010	4.87	8.56	23	1.74	4.76	1.77	4.73	16
Year ended 9-30-2009	4.70	10.42	15	1.83	5.30	1.87	5.26	34
Year ended 9-30-2008	4.48	-6.67	13	1.79	4.02	1.83	3.98	26
Year ended 9-30-2007	5.00	1.77	13	1.87	3.77	1.91	3.73	33

See Accompanying Notes to Financial Statements.

2011	ANNUAL REPORT	85

NOTES TO FINANCIAL STATEMENTS

Waddell & Reed Advisors Funds	SEPTEMBER 30, 2011

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES ($ amounts in thousands)

Waddell & Reed Advisors Funds, a Delaware statutory trust (the Trust), is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. Waddell & Reed Advisors Bond Fund, Waddell & Reed Advisors Cash Management, Waddell & Reed Advisors Global Bond Fund, Waddell & Reed Advisors Government Securities Fund, Waddell & Reed Advisors High Income Fund, Waddell & Reed Advisors Municipal Bond Fund and Waddell & Reed Advisors Municipal High Income Fund (each, a Fund) are seven series of the Trust and are the only series of the Trust included in these financial statements. The investment objective(s), policies and risk factors of each Fund are described more fully in the Prospectus and Statement of Additional Information. The investment manager to each Fund is Waddell & Reed Investment Management Company (WRIMCO or the Manager).

Each Fund (except Cash Management, Municipal Bond Fund and Municipal High Income Fund, which do not offer Class Y shares) offers Class A, Class B, Class C and Class Y shares. Class B and Class C shares of Cash Management are closed to direct investment. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B and Class C shares are sold without a front-end sales charge, but may be subject to a contingent deferred sales charge (CDSC). Class Y shares are sold to certain institutional investors without either a front-end sales charge or a CDSC. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Net investment income, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer agent and shareholder servicing fees, directly attributable to that class. Class A, Class B and Class C shares have separate distribution and/or service plans. No such plan has been adopted for Class Y shares or Class A shares of Cash Management. Class B shares will automatically convert to Class A shares 96 months after the date of purchase.

The following is a summary of significant accounting policies consistently followed by each Fund.

Investments Valuation. Each Fund’s investments are reported at fair value. Each Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the NYSE), normally 4:00 P.M. Eastern time, on each day the NYSE is open for trading.

Equity securities traded on U.S. or foreign securities exchanges or included in a national market system are valued at the official closing price at the close of each business day unless otherwise stated below. Over-the-counter (OTC) equity securities and listed securities for which no price is readily available are valued at the average of the last bid and asked prices.

Security prices for fixed-income securities are typically based on quotes that are obtained from an independent pricing service authorized by the Board of Trustees. To determine values of fixed-income securities, the independent pricing service utilizes such factors as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, and other yield and risk factors it deems relevant in determining valuations. Securities that cannot be valued by the independent pricing service may be valued using quotes obtained from dealers that make markets in the securities.

Listed options are ordinarily valued at the mean of the last bid and ask price provided by an independent pricing service unless the price is unavailable, in which case they are valued at a quotation obtained from a broker-dealer. OTC options are ordinarily valued at the mean of the last bid and ask price provided by an independent pricing service for a comparable listed option unless such a price is unavailable, in which case they are valued at a quotation obtained from a broker-dealer. If no comparable listed option exists from which to obtain a price from an independent pricing service and a quotation cannot be obtained from a broker-dealer, the OTC option will be valued using a model reasonably designed to provide a current market price. Swaps are valued by an independent pricing service unless the price is unavailable, in which case they are valued at the price provided by a dealer in that security. Futures contracts traded on an exchange are generally valued at the settlement price. Mutual funds, including investment funds, typically are valued at the net asset value reported as of the valuation date.

Forward foreign currency contracts are valued based upon the closing prices of the forward currency rates determined at the close of the NYSE.

Senior loans are valued using a price or composite price from one or more brokers or dealers as obtained from an independent pricing service.

Short-term securities with maturities of 60 days or less and all securities held by Cash Management are valued on the basis of amortized cost (which approximates market value), whereby a portfolio security is valued at its cost initially, and thereafter valued to reflect a constant amortization to maturity of any discount or premium.

Because many foreign markets close before the NYSE, events may occur between the close of the foreign market and the close of the NYSE that could have a material impact on the valuation of foreign securities. WRIMCO, pursuant to procedures adopted by the Board of Trustees, evaluates the impact of these events and may adjust the valuation of foreign securities to reflect the fair value as of the close of the NYSE. In addition, all securities for which market values are not readily available or are deemed unreliable are appraised at fair value as determined in good faith under the supervision of the Board of Trustees.

86	ANNUAL REPORT	2011

Fair value is defined as the price that each Fund would receive upon selling an asset or would pay upon satisfying a liability in an orderly transaction between market participants at the measurement date. Accounting standards establish a framework for measuring fair value and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the factors that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. An individual investment’s fair value measurement is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

Level 1 – unadjusted quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments)

A fair value hierarchy and Level 3 reconciliation, if applicable, have been included in the Notes to Schedule of Investments for each respective Fund.

Transfers from Level 2 to Level 3 occurred generally due to the lack of observable market data due to decreased market activity or information for these securities. Transfers from Level 3 to Level 2 occurred generally due to the increased availability of observable market data due to increased market activity or information. Transfers in and out of Level 3 represent the value at the later of the beginning of the period or the purchase date of the security. There were no significant transfers between Levels 1 and 2 during the year ended September 30, 2011.

Net realized gain (loss) and net unrealized appreciation (depreciation), shown on the reconciliation of Level 3 investments if applicable, are included on the Statement of Operations in net realized gain (loss) on investments in unaffiliated securities and in net change in unrealized appreciation (depreciation) on investments in unaffiliated securities, respectively. Additionally, the net change in unrealized appreciation (depreciation) for all Level 3 investments still held as of September 30, 2011, if applicable, is included on the Statement of Operations in net change in unrealized appreciation (depreciation) on investments.

The Funds may own different types of assets that are classified as Level 2 or Level 3. Assets classified as Level 2 can have a variety of observable inputs, including, but not limited to, benchmark yields, reported trades, broker quotes, benchmark securities, and bid/offer quotations. These observable inputs are collected and utilized, primarily by an independent pricing service, in different evaluated pricing approaches depending upon the specific asset to determine a value.

Securities’ values included in the Level 3 reconciliations have been primarily determined through the use of a single quote (or multiple quotes) from dealer(s) in the securities using proprietary valuation models. These quotes involve significant unobservable inputs, and thus the related securities are classified as Level 3 investments.

Security Transactions and Related Investment Income. Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. All or a portion of the distributions received from a real estate investment trust or publicly traded partnership may be designated as a reduction of cost of the related investment and/or realized gain.

Securities on a When-Issued or Delayed Delivery Basis. Certain Funds may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by a Fund on a when-issued basis normally take place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of a Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When a Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield WRIMCO considers advantageous. The Fund maintains internally designated assets with a market value equal to or greater than the amount of its purchase commitments. The Fund may also sell securities that it purchased on a when-issued or delayed delivery basis prior to settlement of the original purchase.

2011	ANNUAL REPORT	87

Senior Loans. A Fund invests in senior secured corporate loans (senior loans) either as an original lender or as a purchaser of a loan assignment or a participation interest in a loan. Senior loans are generally made to U.S. and foreign borrowers that are corporations, partnerships, or other business entities. Senior loans are generally readily marketable, but some loans may be illiquid or may be subject to some restrictions on resale. Certain senior loans contain provisions that obligate a Fund to fund future commitments at the borrower’s discretion.

Interest Only Obligations. These securities entitle the owner to receive only the interest portion from a bond, Treasury note or pool of mortgages. These securities are generally created by a third party separating a bond or pool of mortgages into distinct interest-only and principal-only securities. As the principal (par) amount of a bond or pool of mortgages is paid down, the amount of interest income earned by the owner will decline as well.

Credit Risk. Certain Funds may hold high-yield and/or non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Funds may acquire securities in default and are not obligated to dispose of securities whose issuers subsequently default. As of September 30, 2011, Municipal High Income Fund held defaulted securities with an aggregate market value of $10,220, representing 1.5% of the Fund’s net assets.

Foreign Currency Translation. Each Fund’s accounting records are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars daily, using foreign exchange rates obtained from an independent pricing service authorized by the Board of Trustees. Purchases and sales of investment securities and accruals of income and expenses are translated at the rate of exchange prevailing on the date of the transaction. For assets and liabilities other than investments in securities, net realized and unrealized gains and losses from foreign currency translation arise from changes in currency exchange rates. Each Fund combines fluctuations from currency exchange rates and fluctuations in market value when computing net realized gain (loss) and net change in unrealized appreciation (depreciation) on investments. Foreign exchange rates are valued as of the close of the NYSE, normally 4:00 P.M. Eastern time, on each day the NYSE is open for trading.

Repurchase Agreements. Each Fund may purchase securities subject to repurchase agreements, which are instruments under which the Fund purchases a security, and the seller (normally a commercial bank or broker-dealer) agrees, at the time of purchase, that it will repurchase the security at a specified time and price. Repurchase agreements are collateralized by the value of the resold securities which, during the entire period of the agreement, generally remains at least equal to the value of the agreement, including accrued interest thereon. The collateral for the repurchase agreement is held by a custodian bank.

Investments with Off-Balance Sheet Risk. Certain Funds may enter into financial instrument transactions (such as swaps, futures, options and other derivatives) that may have off-balance sheet market risk. Off-balance sheet market risk exists when the maximum potential loss on a particular financial instrument is greater than the value of such financial instrument, as reflected in the Statement of Assets and Liabilities.

Segregation and Collateralization. In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (SEC) require that a Fund either deliver collateral or segregate assets in connection with certain investments (e.g., dollar rolls, financial futures contracts, foreign currency exchange contracts, options written, securities with extended settlement periods and swaps), the Fund will segregate collateral or designate on its books and records cash or other liquid securities having a market value at least equal to the amount that is required to be physically segregated for the benefit of the counterparty. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party has requirements to deliver/deposit cash or securities as collateral for certain investments. Certain countries require that cash reserves be held while investing in companies incorporated in that country. These cash reserves and cash collateral that has been pledged to cover obligations of the Funds under derivative contracts, if any, will be reported separately on the Statements of Assets and Liabilities as “Restricted cash.” Securities collateral pledged for the same purpose, if any, is noted in the Schedule of Investments.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Income Taxes. It is the policy of each Fund to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. In addition, each Fund intends to pay distributions as required to avoid imposition of excise tax. Accordingly, no provision has been made for Federal income taxes. Management of the Trust periodically reviews all tax positions to assess that it is more likely than not that the position would be sustained upon examination by the relevant tax authority based on the technical merits of each position. As of and for the year ended September 30, 2011, management believes that no liability for unrecognized tax positions is required. The Funds are subject to examination by U.S. federal and state authorities for returns filed for tax years after 2006.

88	ANNUAL REPORT	2011

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders are recorded by each Fund on the business day following record date. Net investment income dividends and capital gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America.

Custodian Fees. “Custodian fees” in the Statement of Operations may include interest expense incurred by a Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. A Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by that Fund, at a rate equal to the custodian’s prime rate less 150 basis points. The “Earnings credit” line item, if shown, represents earnings on cash balances maintained by that Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Trustees and Chief Compliance Officer Fees. Fees paid to the Trustees can be paid in cash or deferred to a later date, at the election of the Trustee according to the Deferred Fee Agreement entered into between the Trust and the Trustee(s). Each Fund records its portion of the deferred fees as a liability on the Statement of Assets and Liabilities. All fees paid in cash plus any appreciation (depreciation) in the underlying deferred plan are shown on the Statement of Operations. Additionally, fees paid to the office of the Chief Compliance Officer of the Funds are shown on the Statement of Operations.

Indemnifications. The Trust’s organizational documents provide current and former Trustees and Officers with limited indemnification against liabilities arising in connection with the performance of their duties to the Trust. In the normal course of business, the Trust may also enter into contracts that provide general indemnification. The Trust’s maximum exposure under these arrangements is unknown and is dependent on future claims that may be made against the Trust. The risk of material loss from such claims is considered remote.

Concentration of Risk. Certain Funds may have a concentration of risk, which includes, but is not limited to, investing in international securities. International investing involves additional risks including, but not limited to, currency fluctuations, political or economic conditions affecting the foreign country and differences in accounting standards and foreign regulations.

New Accounting Pronouncements. In April 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-03 “Transfers and Servicing (Topic 860): Reconsideration of Effective Control for Repurchase Agreements.” The ASU 2011-03 is intended to improve financial reporting of repurchase agreements and other agreements that both entitle and obligate a transferor to repurchase or redeem the financial assets before their maturity. The ASU is effective for the first interim or annual period beginning on or after December 15, 2011. Management is currently evaluating the impact this ASU may have on the Funds’ financial statements.

In May 2011, the FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRS”. ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose quantitative information about the unobservable inputs used in the fair value measurements categorized within Level 3 of the fair value hierarchy. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. Management is currently evaluating the impact this ASU may have on the Funds’ financial statements.

Estimates. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Subsequent Events. Management has performed a review for subsequent events through the date this report was issued.

2.	INVESTMENT MANAGEMENT AND PAYMENTS TO AFFILIATED PERSONS ($ amounts in thousands unless indicated otherwise)

Management Fees. WRIMCO, a wholly owned subsidiary of Waddell & Reed, Inc. (W&R), serves as each Fund’s investment manager. The management fee is accrued daily by each Fund at the following annual rates as a percentage of average daily net assets:

Fund (M - Millions)	$0 to $500M	$500 to $1,000M	$1,000 to $1,500M	Over $1,500M
Bond Fund	0.525%	0.500%	0.450%	0.400%
Cash Management	0.400	0.400	0.400	0.400
Global Bond Fund	0.625	0.600	0.550	0.500
Government Securities Fund	0.500	0.450	0.400	0.350
High Income Fund	0.625	0.600	0.550	0.500
Municipal Bond Fund	0.525	0.500	0.450	0.400
Municipal High Income Fund	0.525	0.500	0.450	0.400

2011	ANNUAL REPORT	89

Effective October 1, 2006, under terms of a settlement agreement, the fee is payable at the following annual rates for those Funds included in the settlement agreement until September 30, 2016:

Fund (M - Millions)	$0 to $500M	$500 to $1,000M	$1,000 to $1,500M	Over $1,500M
Bond Fund	0.485%	0.500%	0.450%	0.400%
Global Bond Fund	0.590	0.600	0.550	0.500
Government Securities Fund	0.460	0.450	0.400	0.350
High Income Fund	0.575	0.600	0.550	0.500
Municipal Bond Fund	0.485	0.500	0.450	0.400
Municipal High Income Fund	0.485	0.500	0.450	0.400

Effective October 8, 2007, upon completion of the merger of Limited-Term Bond Fund into Bond Fund, the fee for Bond Fund is as follows: 0.475% of net assets up to $1 billion, 0.45% of net assets over $1 billion and up to $1.5 billion, and 0.40% of net assets over $1.5 billion.

WRIMCO has voluntarily agreed to waive a Fund’s management fee on any day that the Fund’s net assets are less than $25 million, subject to WRIMCO’s right to change or modify this waiver. See Expense Reimbursements and/or Waivers for more information.

Accounting Services Fees. The Trust has an Accounting Services Agreement with Waddell & Reed Services Company (WRSCO), doing business as WI Services Company (WISC), an affiliate of W&R. Under the agreement, WISC acts as the agent in providing bookkeeping and accounting services and assistance to the Trust, including maintenance of Fund records, pricing of Fund shares and preparation of certain shareholder reports. For these services, each Fund pays WISC a monthly fee of one-twelfth of the annual fee based on the average net asset levels shown in the following table:

(M - Millions)	$0 to $10M	$10 to $25M	$25 to $50M	$50 to $100M	$100 to $200M	$200 to $350M	$350 to $550M	$550 to $750M	$750 to $1,000M	Over $1,000M
Annual Fee Rate	$0.00	$11.50	$23.10	$35.50	$48.40	$63.20	$82.50	$96.30	$121.60	$148.50

In addition, for each class of shares in excess of one, each Fund pays WISC a monthly per-class fee equal to 2.5% of the monthly accounting services base fee.

Administrative Fee. Each Fund also pays WISC a monthly fee at the annual rate of 0.01%, or one basis point, for the first $1 billion of net assets with no fee charged for net assets in excess of $1 billion. This fee is voluntarily waived by WISC until a Fund’s net assets are at least $10 million and is included in “Accounting services fee” on the Statement of Operations.

Shareholder Servicing. General. Under the Shareholder Servicing Agreement between the Trust and WISC, with respect to Class A, Class B and Class C shares, for each shareholder account that was in existence at any time during the prior month, each Fund (except Cash Management) pays a monthly fee of $1.6958 per account; however, WISC has agreed to reduce that fee if the number of total shareholder accounts within the Complex (Waddell & Reed Advisors Funds, Waddell & Reed InvestEd Portfolios and Ivy Funds) reaches certain levels. Cash Management pays a monthly fee of $1.75 for each shareholder account that was in existence at any time during the prior month plus, for Class A shareholder accounts, $0.75 for each shareholder check processed in the prior month. Government Securities Fund Class A, which also has check writing privileges, pays $0.75 for each shareholder check processed in the prior month. For Class Y shares, each Fund pays a monthly fee equal to one-twelfth of 0.15 of 1% of the average daily net assets of the class for the preceding month. Each Fund also reimburses WISC for certain out-of-pocket costs for all classes.

Networked accounts. For certain networked accounts (that is, those accounts whose Fund shares are purchased through certain financial intermediaries), WISC has agreed to reduce its per account fees charged to the Funds to $0.50 per month per shareholder account. Additional fees may be paid by the Funds to those intermediaries. If the aggregate annual rate of the WISC transfer agent fee and the costs charged by the financial services companies exceeds $18.00 per account for a Fund, WISC will reimburse the Fund the amount in excess of $18.00.

Broker accounts. Certain broker-dealers that maintain shareholder accounts with each Fund through an omnibus account provide transfer agent and other shareholder-related services that would otherwise be provided by WISC if the individual accounts that comprise the omnibus account were opened by their beneficial owners directly. Each Fund may pay such broker-dealers a per account fee for each open account within the omnibus account, or a fixed rate fee, based on the average daily net asset value of the omnibus account (or a combination thereof).

Distribution and Service Plan for Class A Shares. Under a Distribution and Service Plan for Class A shares adopted by the Trust pursuant to Rule 12b-1 under the 1940 Act, each Fund, other than Cash Management, may pay a distribution and/or service fee to W&R in an amount not to exceed 0.25% of the Fund’s average annual net assets. The fee is paid daily to compensate W&R for amounts it expends in connection with the distribution of the Class A shares and/or provision of personal services to Fund shareholders and/or maintenance of shareholder accounts of that class either directly or by third parties. For each of Bond Fund, Government Securities Fund, Municipal Bond Fund and Municipal High Income Fund, the Board of Trustees has limited payments to 0.237%, 0.232%,

90	ANNUAL REPORT	2011

0.237% and 0.247%, respectively, of the Fund’s average Class A net assets on an annual basis. The Board may in the future, without shareholder approval, authorize payments up to a maximum of 0.25% of the Fund’s average Class A net assets on an annual basis, if it determines to do so.

Distribution and Service Plan for Class B and Class C Shares. Under the Distribution and Service Plan adopted by the Trust for Class B and Class C shares, respectively, each Fund may pay W&R a service fee not to exceed 0.25% and a distribution fee not to exceed 0.75% of the Fund’s average annual net assets attributable to that class to compensate W&R for its services in connection with the distribution of shares of that class and/or provision of personal services to Class B or Class C shareholders and/or maintenance of shareholder accounts of that class.

Sales Charges. As principal underwriter for the Trust’s shares, W&R receives sales commissions (which are not an expense of the Trust) for sales of Class A shares. A CDSC may be assessed against a shareholder’s redemption amount of Class B, Class C or certain Class A shares and is paid to W&R. During the year ended September 30, 2011, W&R received the following amounts in sales commissions and CDSCs:

	Gross Sales Commissions	CDSC			Commissions Paid(1)
		Class A	Class B	Class C

Bond Fund	$1,055	$9	$9	$3	$739
Cash Management	—	34	10	2	27,658
Global Bond Fund	852	5	8	2	618
Government Securities Fund	257	6	8	2	201
High Income Fund	1,764	3	11	5	1,217
Municipal Bond Fund	697	6	2	7	605
Municipal High Income Fund	832	10	3	5	650

(1)	W&R reallowed/paid this portion of the sales charge to financial advisors and selling broker-dealers.

Expense Reimbursements and/or Waivers. During the year ended September 30, 2011, the following amounts were waived as a result of the reduced management fees related to the settlement agreement:

Global Bond Fund	$175
Government Securities Fund	167
High Income Fund	250
Municipal Bond Fund	200
Municipal High Income Fund	200

For each of Bond Fund, Government Securities Fund, Municipal Bond Fund and Municipal High Income Fund, the Board of Trustees has limited Rule 12b-1 payments to 0.237%, 0.232%, 0.237% and 0.247%, respectively, of the Fund’s average Class A net assets on an annual basis. During the year ended September 30, 2011, the following amounts represent the difference between 0.25% and the reduced Rule 12b-1 fees:

Bond Fund	$161
Government Securities Fund	72
Municipal Bond Fund	95
Municipal High Income Fund	19

WRIMCO has voluntarily agreed to reimburse sufficient expenses of any class of Cash Management to maintain a minimum annualized yield of 0.02%. This reimbursement serves to reduce shareholder servicing and/or distribution and service fees. For the year ended September 30, 2011, the following expenses were reimbursed:

Cash Management, Class A	$4,917
Cash Management, Class B	80
Cash Management, Class C	116

Any amounts due to the funds as a reimbursement but not paid as of September 30, 2011 are shown as a receivable from affiliates on the Statement of Assets and Liabilities.

2011	ANNUAL REPORT	91

3.	INVESTMENT SECURITIES TRANSACTIONS ($ amounts in thousands)

The cost of purchases and the proceeds from maturities and sales of investment securities (excluding short-term securities) for the year ended September 30, 2011, were as follows:

	Purchases		Sales
	U.S. Government	Other Issuers	U.S. Government	Other Issuers
Bond Fund	$357,348	$556,418	$414,056	$341,097
Cash Management	—	—	—	—
Global Bond Fund	38,478	321,390	50,339	188,597
Government Securities Fund	308,068	—	335,875	—
High Income Fund	—	1,537,279	—	1,387,602
Municipal Bond Fund	—	83,813	—	38,627
Municipal High Income Fund	—	90,515	—	84,618

4.	FEDERAL INCOME TAX MATTERS ($ amounts in thousands)

For Federal income tax purposes, cost of investments owned at September 30, 2011 and the related unrealized appreciation (depreciation) were as follows:

Fund	Cost of investments	Gross appreciation	Gross depreciation	Net unrealized appreciation (depreciation)
Bond Fund	$1,348,063	$86,327	$17,167	$69,160
Cash Management	1,115,323	—	—	—
Global Bond Fund	854,940	21,424	32,021	(10,597)
Government Securities Fund	397,825	25,029	30	24,999
High Income Fund	1,490,432	12,972	102,854	(89,882)
Municipal Bond Fund	725,699	54,940	2,104	52,836
Municipal High Income Fund	655,759	33,498	34,424	(926)

For Federal income tax purposes, the Funds’ distributed and undistributed earnings and profit for the year ended September 30, 2011 and the post-October activity were as follows:

Fund	Distributed Ordinary Income	Undistributed Ordinary Income	Distributed Long-Term Capital Gains	Undistributed Long-Term Capital Gains	Tax Return of Capital	Post- October Losses Deferred
Bond Fund	$37,926	$3,231	$—	$—	$—	$—
Cash Management	201	271	—	—	—	—
Global Bond Fund	29,816	6,742	—	—	—	1,797
Government Securities Fund	11,020	140	5,186	4,181	—	—
High Income Fund	113,665	4,220	—	—	—	—
Municipal Bond Fund	30,661	1,285	—	—	—	486
Municipal High Income Fund	36,743	360	—	—	—	—

Internal Revenue Code regulations permit each Fund to defer into its next fiscal year net capital losses or net long-term capital losses and currency losses incurred between each November 1 and the end of its fiscal year (post-October losses). Distributions shown above may be reported differently to individual shareholders.

Capital loss carryovers are available to offset future net realized gains incurred in the eight taxable years succeeding the loss year for Federal income tax purposes. The following table shows the totals by year in which the capital loss carryovers will expire if not utilized:

Fund	2012	2013	2014	2015	2016	2017	2018	2019
Bond Fund	$—	$—	$—	$3,741	$—	$276	$5,562	$—
Cash Management	—	—	—	—	—	—	209	215
Global Bond Fund	—	—	—	—	—	—	2,877	—
Government Securities Fund	—	—	—	—	—	—	—	—
High Income Fund	—	—	—	—	—	30,966	17,192	—
Municipal Bond Fund	—	—	115	1,919	—	—	53	56
Municipal High Income Fund	4,152	5,048	—	420	—	504	16,061	—

Net investment income dividends and capital gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as deferral of wash sales and post-October losses, foreign currency transactions, net operating losses and expiring capital loss

92	ANNUAL REPORT	2011

carryovers. Reclassifications of these differences are periodically made to align financial reporting with tax reporting. At September 30, 2011, the following reclassifications were made: Bond Fund reclassified permanent differences relating to differing treatments of mortgage-backed security paydowns; Global Bond Fund reclassified permanent differences relating to differing treatments of foreign currency gains and losses, forward foreign currency contract gains and losses, mortgage-backed security paydowns and expiring capital loss carryovers; Government Securities Fund reclassified permanent differences relating to differing treatments of mortgage-backed security paydowns; High Income Fund reclassified permanent differences relating to differing treatments of forward foreign currency contract gains and losses and partnership transactions; Municipal High Income Fund reclassified permanent differences relating to expiring capital loss carryovers.

5.	CAPITAL SHARE TRANSACTIONS (All amounts in thousands)

The Trust has authorized an unlimited number of no par value shares of beneficial interest of each class of each Fund. Transactions in shares of beneficial interest were as follows:

	Bond Fund				Cash Management
	Year ended 9-30-11		Year ended 9-30-10		Year ended 9-30-11		Year ended 9-30-10
	Shares	Value	Shares	Value	Shares	Value	Shares	Value
Shares issued from sale of shares:
Class A	69,127	$435,444	63,763	$395,831	4,672,035	$4,672,035	3,367,136	$3,367,136
Class B	339	2,141	779	4,833	6,910	6,910	7,410	7,410
Class C	833	5,252	1,151	7,143	10,650	10,650	10,477	10,477
Class Y	8,996	56,453	686	4,227	N/A	N/A	N/A	N/A
Shares issued in reinvestment of distributions to shareholders:
Class A	5,650	35,521	6,039	37,334	188	188	1,591	1,591
Class B	47	296	96	591	1	1	11	11
Class C	55	348	78	483	2	2	11	11
Class Y	126	794	112	694	N/A	N/A	N/A	N/A
Shares redeemed:
Class A	(58,311)	(366,504)	(36,175)	(224,475)	(4,796,426)	(4,796,426)	(3,381,455)	(3,381,455)
Class B	(1,752)	(10,993)	(1,685)	(10,442)	(9,652)	(9,652)	(14,189)	(14,189)
Class C	(1,347)	(8,426)	(968)	(5,994)	(11,386)	(11,386)	(15,504)	(15,504)
Class Y	(898)	(5,701)	(3,271)	(20,740)	N/A	N/A	N/A	N/A
Net increase (decrease)	22,865	$144,625	30,605	$189,485	(127,678)	$(127,678)	(24,512)	$(24,512)

	Global Bond Fund				Government Securities Fund
	Year ended 9-30-11		Year ended 9-30-10		Year ended 9-30-11		Year ended 9-30-10
	Shares	Value	Shares	Value	Shares	Value	Shares	Value
Shares issued from sale of shares:
Class A	62,252	$251,184	62,079	$245,284	24,728	$140,803	21,992	$126,387
Class B	425	1,716	928	3,644	269	1,521	175	1,007
Class C	1,486	5,988	1,892	7,442	687	3,952	785	4,500
Class Y	11,811	47,548	2,284	9,018	4,373	25,601	1,580	8,981
Shares issued in reinvestment of distributions to shareholders:
Class A	6,855	27,589	3,550	14,063	2,659	15,090	1,870	10,728
Class B	68	273	39	152	33	187	35	203
Class C	119	480	55	216	57	324	46	265
Class Y	218	875	111	437	23	131	229	1,308
Shares redeemed:
Class A	(56,481)	(227,576)	(37,690)	(148,927)	(25,120)	(142,744)	(21,624)	(123,687)
Class B	(1,526)	(6,147)	(1,485)	(5,862)	(918)	(5,210)	(998)	(5,718)
Class C	(2,194)	(8,835)	(1,248)	(4,924)	(1,109)	(6,302)	(987)	(5,657)
Class Y	(1,210)	(4,860)	(7,295)	(29,113)	(93)	(528)	(8,563)	(50,288)
Net increase (decrease)	21,823	$88,235	23,220	$91,430	5,589	$32,825	(5,460)	$(31,971)

2011	ANNUAL REPORT	93

	High Income Fund				Municipal Bond Fund
	Year ended 9-30-11		Year ended 9-30-10		Year ended 9-30-11		Year ended 9-30-10
	Shares	Value	Shares	Value	Shares	Value	Shares	Value
Shares issued from sale of shares:
Class A	43,122	$307,274	39,307	$264,316	22,479	$161,562	22,695	$164,097
Class B	427	3,043	573	3,851	45	333	60	435
Class C	1,383	9,881	1,304	8,749	601	4,336	1,025	7,412
Class Y	6,177	44,275	7,181	48,019	N/A	N/A	N/A	N/A
Shares issued in reinvestment of distributions to shareholders:
Class A	13,033	92,478	12,802	86,153	3,716	26,520	3,359	24,220
Class B	170	1,208	231	1,552	8	59	11	76
Class C	269	1,906	285	1,920	57	406	49	352
Class Y	1,496	10,619	1,194	8,044	N/A	N/A	N/A	N/A
Shares redeemed:
Class A	(46,375)	(329,600)	(38,463)	(258,241)	(20,824)	(147,525)	(11,224)	(81,059)
Class B	(1,416)	(10,098)	(1,426)	(9,587)	(112)	(797)	(151)	(1,089)
Class C	(1,600)	(11,399)	(1,471)	(9,875)	(745)	(5,288)	(369)	(2,665)
Class Y	(4,314)	(30,073)	(4,986)	(33,529)	N/A	N/A	N/A	N/A
Net increase	12,372	$89,514	16,531	$111,372	5,225	$39,606	15,455	$111,779

	Municipal High Income Fund
	Year ended 9-30-11		Year ended 9-30-10
	Shares	Value	Shares	Value
Shares issued from sale of shares:
Class A	23,488	$109,634	35,335	$167,102
Class B	56	269	161	760
Class C	1,474	6,874	2,253	10,650
Shares issued in reinvestment of distributions to shareholders:
Class A	6,269	29,087	5,504	25,981
Class B	26	121	31	147
Class C	190	881	158	747
Shares redeemed:
Class A	(30,011)	(138,680)	(15,325)	(72,254)
Class B	(244)	(1,132)	(304)	(1,432)
Class C	(1,847)	(8,522)	(916)	(4,323)
Net increase (decrease)	(599)	$(1,468)	26,897	$127,378

6. DERIVATIVE INSTRUMENTS ($ amounts in thousands)

The following disclosures contain information on why and how the Funds use derivative instruments, the associated risks of investing in derivative instruments, and how derivative instruments affect the Funds’ financial positions and results of operations when presented by primary underlying risk exposure.

Forward Foreign Currency Contracts. Certain Funds may enter into forward foreign currency contracts (forward contracts) for the purchase or sale of a foreign currency at a negotiated rate at a future date. Forward contracts are reported on a schedule following the Schedule of Investments. Forward contracts will be valued daily based upon the closing prices of the forward currency rates determined at the close of the NYSE as provided by a bank, dealer or independent pricing service. The resulting unrealized appreciation and depreciation is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Statement of Operations.

Risks to a Fund related to the use of such contracts include both market and credit risk. Market risk is the risk that the value of the forward contract will depreciate due to unfavorable changes in the exchange rates. Credit risk arises from the possibility that the counterparty will default. If the counterparty defaults, a Fund’s maximum loss will consist of the aggregate unrealized gain on appreciated contracts that is not collateralized.

Futures Contracts. Certain Funds may engage in buying and selling futures contracts. Upon entering into a futures contract, the Fund is required to deposit, in a segregated account, an amount equal to a varying specified percentage of the contract amount. This amount is known as the initial margin. Subsequent payments (variation margins) are made or received by the Fund each day, dependent on the daily fluctuations in the value of the underlying debt security or index.

94	ANNUAL REPORT	2011

Futures contracts are reported on a schedule following the Schedule of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are identified in the Schedule of Investments. Cash held by the broker to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Statement of Assets and Liabilities. The net change in unrealized appreciation (depreciation) is reported in the Statement of Operations. Realized gains (losses) are reported in the Statement of Operations at the closing or expiration of futures contracts.

Risks of entering into futures contracts include the possibility of loss of securities or cash held as collateral, there may be an illiquid market where the Fund is unable to close the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

Swap Agreements. Certain Funds may invest in swap agreements.

Total return swaps involve a commitment to pay periodic interest payments in exchange for a market-linked return based on a security or a basket of securities representing a variety of securities or a particular index. To the extent the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty.

The creditworthiness of firms with which a Fund enters into a swap agreement is monitored by WRIMCO. If a firm’s creditworthiness declines, the value of the agreement would likely decline, potentially resulting in losses. If a default occurs by the counterparty to such a transaction, the Fund will have contractual remedies pursuant to the agreement related to the transaction. The maximum loss a Fund may incur consists of the aggregate unrealized gain on appreciated contracts that is not collateralized.

Option Contracts. Options purchased by a Fund are accounted for in the same manner as marketable portfolio securities. The cost of portfolio securities acquired through the exercise of call options is increased by the premium paid to purchase the call. The proceeds from securities sold through the exercise of put options are decreased by the premium paid to purchase the put.

When a Fund writes (sells) an option, an amount equal to the premium received by the Fund is recorded as a liability. The amount of the liability is subsequently adjusted to reflect the current market value of the option written. When an option expires on its stipulated expiration date or a Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the call option was sold), and the liability related to such option is extinguished. When a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether a Fund has realized a gain or loss. For each Fund, when a written put is exercised, the cost basis of the securities purchased by a Fund is reduced by the amount of the premium received.

Investments in options, whether purchased or written, involve certain risks. Writing put options and purchasing call options may increase a Fund’s exposure to the underlying security (or basket of securities). With written options, there may be times when a Fund will be required to purchase or sell securities to meet its obligation under the option contract where the required action is not beneficial to the Fund, due to unfavorable movement of the market price of the underlying security (or basket of securities). Additionally, to the extent a Fund enters into OTC option transactions with counterparties, the Fund will be exposed to the risk that counterparties to these OTC transactions will be unable to meet their obligations under the terms of the transaction.

Collateral. A Fund may mitigate credit risk through credit support annexes (CSA) included with an International Swaps and Derivatives Association, Inc. (ISDA) Master Agreement, which is the standard contract governing most derivative transactions between the Fund and each of its counterparties. The CSA allows the Fund and its counterparty to offset certain derivative financial instruments’ payables and/or receivables with collateral, which is generally held by the Fund’s custodian. The amount of collateral moved to/from applicable counterparties is based upon minimum transfer amounts specified in the CSA. To the extent amounts due to the Fund from its counterparties are not fully collateralized contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. See Note 1 “Segregation and Collateralization” for additional information with respect to collateral practices.

Objectives and Strategies

Global Bond Fund. The Fund’s objective in using derivatives during the period was to manage the exposure to various foreign currencies. To achieve this objective, the Fund utilized forward contracts to either hedge a position held by the Fund, to gain exposure to a currency where a foreign bond is not available, or to take a fundamental position long or short in a particular currency.

High Income Fund. The Fund’s objective in using derivatives during the period was to hedge the exposure to foreign currencies from securities held in the portfolio. To achieve this objective, the Fund utilized forward contracts.

2011	ANNUAL REPORT	95

Additional Disclosure Related to Derivative Instruments

Fair values of derivative instruments as of September 30, 2011:

		Assets		Liabilities
Fund	Type of Risk Exposure	Statement of Assets & Liabilities Location	Value	Statement of Assets & Liabilities Location	Value
Global Bond Fund	Foreign currency	Unrealized appreciation on forward foreign currency contracts	$614	Unrealized depreciation on forward foreign currency contracts	$3,187
High Income Fund	Foreign currency	Unrealized appreciation on forward foreign currency contracts	3,141

Amount of realized gain (loss) on derivatives recognized in the Statement of Operations for the year ended September 30, 2011:

		Net realized gain (loss) on:
Fund	Type of Risk Exposure	Investments in unaffiliated securities	Swap agreements	Futures contracts	Written options	Forward foreign currency contracts	Total
Global Bond Fund	Foreign currency	$—	$—	$—	$—	$(1,518)	$(1,518)
High Income Fund	Foreign currency	—	—	—	—	221	221

Change in unrealized appreciation (depreciation) on derivatives recognized in the Statement of Operations for the year ended September 30, 2011:

		Net change in unrealized appreciation (depreciation) on:
Fund	Type of Risk Exposure	Investments in unaffiliated securities	Swap agreements	Futures contracts	Written options	Forward foreign currency contracts	Total
Global Bond Fund	Foreign currency	$—	$—	$—	$—	$(405)	$(405)
High Income Fund	Foreign currency	—	—	—	—	2,783	2,783

During the year ended September 30, 2011, the average derivative volume was as follows:

Fund	Long forward contracts(1)	Short forward contracts(1)	Long futures contracts(2)	Short futures contracts(2)	Swap agreements(3)	Purchased options(3)	Written options(3)
Global Bond Fund	$105,222	$107,111	$—	$—	—	—	—
High Income Fund	19,703	19,565	—	—	—	—	—

(1)	Average principal amount outstanding during the period.
(2)	Average market value outstanding during the period.
(3)	Average number of contracts outstanding during the period.

7.	COMMITMENTS ($ amounts in thousands)

Bridge loan commitments may obligate a Fund to furnish temporary financing to a borrower until permanent financing can be arranged. At September 30, 2011, High Income Fund had outstanding bridge loan commitments of $21,300. In connection with these commitments, the Fund earns a commitment fee, typically set as a percentage of the commitment amount. Such fee income is included in interest income in the Statements of Operations.

8.	REGULATORY AND LITIGATION MATTERS

On July 24, 2006, WRIMCO, W&R and WRSCO (collectively, Waddell & Reed) reached a settlement with the SEC to resolve proceedings brought in connection with its investigation of frequent trading and market timing in certain Waddell & Reed Advisors Funds.

Under the terms of the SEC’s cease-and desist order (SEC Order), pursuant to which Waddell & Reed neither admitted nor denied any of the findings contained therein, among other provisions Waddell & Reed agreed to pay $40 million in disgorgement and $10 million in civil money penalties.

The SEC Order further requires that the $50 million in settlement amounts will be distributed in accordance with a distribution plan developed by an independent distribution consultant, in consultation with Waddell & Reed, and that is agreed to by the SEC staff and the Funds’ Disinterested Trustees. The SEC Order requires that the independent distribution consultant develop a methodology and distribution plan pursuant to which Fund shareholders shall receive their proportionate share of losses, if any, suffered by the Funds due to market timing. Therefore, it is not currently possible to specify which particular Fund shareholders or groups of Fund shareholders will receive distributions of those settlement monies or in what proportion and amounts.

The foregoing is only a summary of the SEC Order. A copy of the SEC Order is available on the SEC’s website at www.sec.gov.

96	ANNUAL REPORT	2011

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Waddell & Reed Advisors Funds

To the Shareholders and Board of Trustees of Waddell & Reed Advisors Funds:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Waddell & Reed Advisors Bond Fund, Waddell & Reed Advisors Cash Management, Waddell & Reed Advisors Global Bond Fund, Waddell & Reed Advisors Government Securities Fund, Waddell & Reed Advisors High Income Fund, Waddell & Reed Advisors Municipal Bond Fund, and Waddell & Reed Advisors Municipal High Income Fund, seven of the series constituting Waddell & Reed Advisors Funds (the “Trust”), as of September 30, 2011, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2011, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the aforementioned series of the Waddell & Reed Advisors Funds as of September 30, 2011, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Kansas City, Missouri

November 21, 2011

2011	ANNUAL REPORT	97

INCOME TAX INFORMATION

Waddell & Reed Advisors Funds	AMOUNTS NOT ROUNDED

The Funds hereby designate the following amounts as distributions of long-term capital gains:

Bond Fund	$—
Cash Management	—
Global Bond Fund	—
Government Securities Fund	5,186,299
High Income Fund	—
Municipal Bond Fund	—
Municipal High Income Fund	—

Shareholders are advised to consult with their tax advisors concerning the tax treatment of dividends and distributions from all the Funds.

Municipal Bond Fund and Municipal High Income Fund designated $30,578,372 and $35,765,034, respectively, of dividends paid from net ordinary income as tax-exempt income for the tax period ended September 30, 2011.

98	ANNUAL REPORT	2011

BOARD OF TRUSTEES AND OFFICERS

Waddell & Reed Advisors Funds

Each of the individuals listed below serves as a trustee for the Trust (20 portfolios), Ivy Funds Variable Insurance Portfolios (26 portfolios) and Waddell & Reed InvestEd Portfolios (3 portfolios) (collectively, the Advisors Fund Complex). The Advisors Fund Complex, together with the Ivy Family of Funds, comprises the Waddell & Reed/Ivy Fund Complex (Fund Complex). The Ivy Family of Funds consists of the portfolios in the Ivy Funds (31 portfolios). Jarold Boettcher, Joseph Harroz, Jr., Henry J. Herrmann and Eleanor B. Schwartz also serve as trustees of each of the funds in the Ivy Family of Funds.

Board members who are not “interested persons” of the Funds as defined in Section 2(a)(19) of the 1940 Act (Disinterested Trustees) constitute at least 75% of the Board.

David P. Gardner serves as the Independent Chairman of the Fund’s Board and of the board of trustees of the other funds in the Advisors Fund Complex. Subject to the Trustee Emeritus and Retirement Policy, a Trustee serves until his or her successor is elected and qualified or until his or her earlier death, resignation or removal.

The Statement of Additional Information (SAI) for the Trust includes additional information about the Trust’s trustees. The SAI is available without charge, upon request, by calling 1.888.WADDELL. It is also available on the Waddell & Reed website, www.waddell.com.

Each Trustee became a Trustee in 2008, as reflected in the first date shown. The second date shows when the Trustee first became a director of one or more of the funds that are the predecessors to current funds within the Advisors Fund Complex.

Disinterested Trustees

Name, Address and Year of Birth	Position(s) Held with the Trust and Fund Complex	Trustee Since	Principal Occupation During Past 5 Years	Other Directorships Held
Jarold W. Boettcher 6300 Lamar Avenue Overland Park, KS 66202 1940	Trustee	Trust: 2008 Fund Complex: 2003	President of Boettcher Enterprises, Inc. (agricultural products and services) (1979 to present), Boettcher Supply, Inc. (electrical plumbing supplies distributor) (1979 to present) and Boettcher Ariel, Inc. (1979 to present)	Director of Guaranty State Bank & Trust Co. (financial services), Director of Guaranty, Inc. (financial services); Member of Kansas Board of Regents (2007 to 2011); Governance Committee Member of Kansas State University Foundation; Director, Kansas Bioscience Authority (2009 to 2011); Trustee, Ivy Funds (31 portfolios overseen)
James M. Concannon 6300 Lamar Avenue Overland Park, KS 66202 1947	Trustee	Trust: 2008 Fund Complex: 1997	Professor of Law, Washburn School of Law (1973 to present); formerly, Dean of Washburn School of Law (1988 to 2001)	Director, Kansas Legal Services for Prisoners, Inc.
John A. Dillingham 6300 Lamar Avenue Overland Park, KS 66202 1939	Trustee	Trust: 2008 Fund Complex: 1997	President and Trustee, JoDill Corp. (1997 to present) and Dillingham Enterprises, Inc. (1997 to present), both farming enterprises	Advisory Director, UMB Northland Board (financial services); Former President, Liberty Memorial Association (WWI National Museum) (2005 to 2007); Trustee, Harry S. Truman Library Institute (education) (2007 to present); Chairman, Freedom Frontier, National Heritage Area
David P. Gardner 6300 Lamar Avenue Overland Park, KS 66202 1933	Trustee Independent Chairman	Trust: 2008 Fund Complex: 1998 Trust: 2008 Fund Complex: 2006	President Emeritus, University of Utah; President Emeritus, University of California; Chairman, Board of Trustees, J. Paul Getty Trust (until 2004); Professor, University of Utah (non-profit education) (until 2005)	Director, Fluor Corporation (construction and engineering) (until 2005); Director, Salzberg Seminar (non-profit education) (2003 to 2005)
Joseph Harroz, Jr. 6300 Lamar Avenue Overland Park, KS 66202 1967	Trustee	Trust: 2008 Fund Complex: 1998	Dean of the College of Law, University Vice President, Director of Law Center, University of Oklahoma (2010 to present); President of Graymark HealthCare (a NASDAQ listed company) (2008 to 2010); Vice President and General Counsel of the Board of Regents, University of Oklahoma (1996 to 2008); Adjunct Professor, University of Oklahoma Law School (1997 to 2010); Managing Member, Harroz Investments, LLC (commercial enterprise investments) (1998 to present)	Director, Graymark HealthCare (2008 to present); Independent Director, LSQ Manager, Inc. (2007 to present) Director and Shareholder, Valliance Bank, N.A.; Trustee, Melbourne Family Support Organization (non-profit) (2006 to present); Independent Chairman and Trustee, Ivy Funds (31 portfolios overseen)

2011	ANNUAL REPORT	99

Name, Address and Year of Birth	Position(s) Held with the Trust and Fund Complex	Trustee Since	Principal Occupation During Past 5 Years	Other Directorships Held
Robert L. Hechler 6300 Lamar Avenue Overland Park, KS 66202 1936	Trustee	Trust: 2008 Fund Complex: 1998	Formerly, consultant of WDR and Waddell & Reed (2001 to 2008)	None
Albert W. Herman FHFMA, CPA 6300 Lamar Avenue Overland Park, KS 66202 1938	Trustee	Trust: 2008 Fund Complex: 2008	Business Consultant; Treasurer and Trustee, Wellness Council of America (health care initiatives) (1996 to present)	Finance Committee Member, Ascension Health (non-profit health system) (2007 to present); Director, Baylor Health Care System Foundation (health care) (1998 to 2009)
Glendon E. Johnson, Sr.* 6300 Lamar Avenue Overland Park, KS 66202 1924	Trustee	Trust: 2008 Fund Complex: 1971	Chairman and Chief Executive Officer (CEO), Castle Valley Ranches, LLC (ranching and farming) (1995 to present)	Chairman Emeritus and CEO, Wellness Council of America (health care initiatives); Executive Board, Committee Member, Advisory Council of the Boy Scouts of America
Frank J. Ross, Jr. Polsinelli Shughart PC 700 West 47th Street, Ste. 1000 Kansas City, MO 64112 1953	Trustee	Trust: 2008 Fund Complex: 1996	Shareholder/Trustee, Polsinelli Shughart PC, a law firm (1980 to present)	Director, American Red Cross (social services) (2003 to 2010); Director, Starlight Theatre of Kansas City (community service) (2000 to 2008); Director, Rockhurst University (education) (2003 to 2009); Director, March of Dimes Birth Defects Foundation – greater Kansas City chapter (2001 to 2009)
Eleanor B. Schwartz 6300 Lamar Avenue Overland Park, KS 66202 1937	Trustee	Trust: 2008 Fund Complex: 1995	Professor of Business Administration, University of Missouri (until 2003); Retired Professor Emeritus, University of Missouri at Kansas City (2003 to present); formerly, Dean, Bloch School of Business (1980 to 1986), Vice Chancellor (1988 to 1991); Chancellor (1992 to 1999); Chancellor Emeritus (1999 to present)	Director, Menorah Medical Center Foundation; Director, Economic Development Corporation of Kansas City; Director, Country Club Bank, Kansas City; Trustee, Ivy Funds (31 portfolios overseen)

*Deceased as of October 9, 2011

Interested Trustees

Messrs. Avery and Herrmann are “interested” by virtue of their current or former engagement as officers of Waddell & Reed Financial, Inc. (WDR) or its wholly owned subsidiaries, including the Fund’s investment manager, Waddell & Reed Investment Management Company (WRIMCO), the Fund’s principal underwriter, Waddell & Reed, Inc. (Waddell & Reed), and the Fund’s shareholder servicing and accounting services agent, Waddell & Reed Services Company, doing business as WI Services Company (WISC), as well as by virtue of their personal ownership in shares of WDR.

Name, Address and Year of Birth	Position(s) Held with the Fund and Fund Complex	Trustee Since	Principal Occupation During Past 5 Years	Other Directorships Held
Henry J. Herrmann 6300 Lamar Avenue Overland Park, KS 66202 1942	President Trustee	Trust: 2008 Fund Complex: 2001 Trust: 2008 Fund Complex: 1998	Chairman of WDR 2010 to present); CEO of WDR (2005 to present); President, CEO and Chairman of WRIMCO (1993 to present); President, CEO and Chairman of Ivy Investment Management Company (IICO), an affiliate of WDR (2002 to present); President and Trustee of each of the funds in the Fund Complex	Director of WDR, IICO, WRIMCO, WISC and Waddell & Reed; Trustee, Ivy Funds (31 portfolios overseen); Director of United Way of Greater Kansas City; Director of Blue Cross/ Blue Shield of Kansas City
Michael L. Avery 6300 Lamar Avenue Overland Park, KS 66202 1953	Trustee	Trust: 2008 Fund Complex: 2007	President of WDR (2010 to present); CIO of WDR, WRIMCO and IICO (2005 to 2011); Senior Vice President of WDR (2005 to present); Executive Vice President of WRIMCO and IICO; portfolio manager for investment companies managed by WRIMCO and IICO (1994 to present)	Director of WDR, WRIMCO and IICO

100	ANNUAL REPORT	2011

Officers

The Board has appointed officers who are responsible for the day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Herrmann, who is President, the Fund’s officers are:

Name, Address and Year of Birth	Position(s) Held with the Fund and Fund Complex	Officer of Trust Since	Officer of Fund Complex Since*	Principal Occupation During Past 5 Years
Mara D. Herrington 6300 Lamar Avenue Overland Park, KS 66202 1964	Vice President Secretary	2008 2008	2006 2006	Vice President and Secretary of each of the funds in the Fund Complex (2006 to present); Vice President of WRIMCO and IICO (2006 to present)
Joseph W. Kauten 6300 Lamar Avenue Overland Park, KS 66202 1969	Vice President Treasurer Principal Accounting Officer Principal Financial Officer	2008 2008 2008 2008	2006 2006 2006 2007	Principal Financial Officer of each of the funds in the Fund Complex (2007 to present); Vice President, Treasurer and Principal Accounting Officer of each of the funds in the Fund Complex (2006 to present)
Kristen A. Richards 6300 Lamar Avenue Overland Park, KS 66202 1967	Vice President Assistant Secretary Associate General Counsel	2008 2008 2008	2000 2006 2000	Senior Vice President of WRIMCO and IICO (2007 to present); Associate General Counsel and Chief Compliance Officer of WRIMCO (2000 to present) and IICO (2002 to present); Vice President and Associate General Counsel of each of the funds in the Fund Complex (2000 to present); Assistant Secretary of each of the funds in the Fund Complex (2006 to present); formerly, Vice President of WRIMCO (2000 to 2007) and IICO (2002 to 2007)
Daniel C. Schulte 6300 Lamar Avenue Overland Park, KS 66202 1965	Vice President General Counsel Assistant Secretary	2008 2008 2008	2000 2000 2000	Senior Vice President and General Counsel of WDR, Waddell & Reed, WRIMCO and WISC (2000 to present); Senior Vice President and General Counsel of IICO (2002 to present); Vice President, General Counsel and Assistant Secretary of each of the funds in the Fund Complex (2000 to present)
Scott J. Schneider 6300 Lamar Avenue Overland Park, KS 66202 1968	Vice President Chief Compliance Officer	2008 2008	2006 2004	Chief Compliance Officer (2004 to present) and Vice President (2006 to present) of each of the funds in the Fund Complex

*This is the date when the officers first became an officer of one or more of the funds that are the predecessors to current funds within the Advisors Fund Complex.

2011	ANNUAL REPORT	101

RENEWAL OF INVESTMENT MANAGEMENT AGREEMENT

Waddell & Reed Advisors Funds

At its meeting on August 9 and 10, 2011, the Trust’s Board of Trustees, including all of the Disinterested Trustees, considered and approved the continuance of the existing Investment Management Agreement (“Management Agreement”) between WRIMCO and the Trust with respect to each of Waddell & Reed Advisors Bond Fund, Waddell & Reed Advisors Cash Management, Waddell & Reed Advisors Global Bond Fund, Waddell & Reed Advisors Government Securities Fund, Waddell & Reed Advisors High Income Fund, Waddell & Reed Advisors Municipal Bond Fund and Waddell & Reed Advisors Municipal High Income Fund. The Disinterested Trustees were assisted in their review by independent legal counsel and met with such counsel separately from representatives of WRIMCO. The Disinterested Trustees also received and considered a memorandum from their independent legal counsel regarding the Disinterested Trustees’ responsibilities in evaluating the Management Agreement for each Fund. This memorandum explained the regulatory requirements pertaining to the Disinterested Trustees’ evaluation of the Management Agreement. In addition, the Disinterested Trustees engaged an independent fee consultant whose responsibilities included managing the process by which the proposed management fees under the Management Agreement were negotiated with WRIMCO.

Prior to the Board meeting, independent legal counsel sent to WRIMCO a request letter for information to be provided to the Trustees in connection with their consideration of the continuance of the Management Agreement with respect to each Fund. WRIMCO provided materials to the Trustees that included responses to the request letter and other information WRIMCO believed was useful in evaluating the continuation of the Management Agreement (“Initial Response”). Thereafter, independent legal counsel sent to WRIMCO a supplemental request letter for certain additional information, and WRIMCO provided additional information in response to this request letter (“Supplemental Response”). The Trustees also received reports prepared by an independent third party, Lipper Inc. (“Lipper”), relating to each Fund’s performance and expenses compared to the performance of the universe of comparable mutual funds selected by Lipper (the “Performance Universe”) and to the expenses of a peer group of comparable funds selected by Lipper (the “Peer Group”), respectively. Further, the Trustees received a written evaluation from the independent fee consultant, a summary of which is included in this Annual Report. At their meeting, the Trustees received a presentation from representatives of WRIMCO regarding services provided by it and its affiliates (collectively, “W&R”) to each Fund. In addition, during the course of the year, W&R had provided information relevant to the Trustees’ consideration of the continuance of the Management Agreement with respect to each Fund.

Nature, Extent and Quality of Services

Provided to the Funds

The Trustees considered the nature, extent and quality of the services provided to each Fund pursuant to the Management Agreement.

The Trustees considered WRIMCO’s research and portfolio management capabilities and that W&R also provides oversight of day-to-day fund operations, including but not limited to fund accounting and administration and assistance in meeting legal and regulatory requirements. The Trustees also considered WRIMCO’s practices regarding the selection and compensation of brokers and dealers that execute portfolio transactions for each Fund and, as applicable, those brokers’ and dealers’ provision of brokerage and research services to WRIMCO, and the benefits derived by the other funds in the Advisors Fund Complex and by other clients of WRIMCO from such services. The Trustees considered the information provided by WRIMCO regarding its compliance program and compliance matters, if any, over the past year. The Trustees also considered the favorable history, reputation, qualification and background of WRIMCO and W&R’s extensive administrative, accounting and compliance infrastructure.

Fund Performance, Management Fee and Expense Ratio.

The Trustees considered each Fund’s performance, both on an absolute basis and in relation to the performance of its Performance Universe. Each Fund’s performance was also compared to relevant market indices and to a Lipper index, as applicable. The Trustees also considered that WRIMCO would provide a report at the next Board meeting on the performance of certain Funds (those other than the High Income, Municipal Bond and Municipal High Income Funds). The Trustees noted the independent fee consultant’s finding that the Funds had generally strong performance for the longer-term periods reviewed.

The Trustees considered the management fees and total expenses of each Fund and also considered each Fund’s management fees and total expenses in relation to the management fees and total expenses, respectively, of its Peer Group. The Trustees’ review also included consideration of each Fund’s management fees at various asset levels in relation to the management fees at those asset levels of funds within a peer group of comparable mutual funds selected by and as shown in the reports from Lipper (“Lipper Group”). They also considered each Fund’s non-management fees in relation to the non-management fees of its Peer Group, the amount of assets in each Fund, each Fund’s average account size and how those factors affect the Funds’ expense ratios. In addition, the Trustees considered, for each Fund, the management fees, if any, paid to WRIMCO (or its affiliate) by other mutual funds managed by WRIMCO (or its affiliate) with a similar investment objective (or objectives) and similar investment policies and strategies as the Fund (“Similar Funds”). The Trustees also considered the subadvisory fees, if any, paid to WRIMCO (or its affiliate) by other mutual funds advised by WRIMCO (or its affiliate), as well as the management fees, if any, paid by other client accounts managed by WRIMCO (or its affiliate), with a similar investment objective (or objectives) and similar investment policies and strategies as the Fund (each of such accounts, an “Other Account”).

102	ANNUAL REPORT	2011

Additional Considerations with Respect to Each Fund

Waddell & Reed Advisors Bond Fund

The Trustees considered that Waddell & Reed Advisors Bond Fund’s total return performance was lower than the Performance Universe median and the Lipper index for the one-, three-, five-, seven-, and ten-year periods. They also considered the information provided by WRIMCO in its Initial Response explaining that, among other factors, the Fund’s investments in higher credit quality bonds had adversely affected the Fund’s performance over the three-year period. They further considered the year-to-date performance information through June 9, 2011, provided by WRIMCO in its Initial Response.

The Trustees considered the range and average of the management fees and expense ratios of the Peer Group. They considered that the Fund’s management fee was lower than the Peer Group median but that the Fund’s overall expense ratio was higher than the Peer Group median. They considered that the Fund’s non-management fee expenses were higher than the Peer Group median on an unadjusted basis but that, when adjusted for the Fund’s smaller average account size, the non-management fee expenses were lower than the Peer Group median. They also considered that, with the breakpoints in the fee schedule, the Fund’s effective management fees at various asset levels were lower than the median for its Lipper Group.

The Trustees also considered that the Similar Funds had advisory fee schedules that were the same as the Fund’s advisory fee schedule, except that one Similar Fund’s advisory fee was higher for certain asset levels, and that the Other Accounts had average advisory fees that were lower than the management fee of the Fund. The Trustees considered the relevance of the fee information provided for the Similar Funds and Other Accounts to evaluate the appropriateness and reasonableness of the Fund’s management fee. The Trustees recognized that, among other factors, differences in fees paid by the Other Accounts were consistent with the additional management and other services provided by WRIMCO to the Fund.

Waddell & Reed Advisors Cash Management

The Trustees considered that Waddell & Reed Advisors Cash Management’s total return performance was higher than the Performance Universe median for the one-, three-, five-, and seven-year periods, equal to the Performance Universe median for the ten-year period and higher than the Lipper index for the three- and five-year periods.

The Trustees considered the range and average of the management fees and expense ratios of the Peer Group. They considered that the Fund’s management fee and overall expense ratio were higher than the Peer Group median. They also considered that the Fund’s effective management fees at certain asset levels were equal to, and at other asset levels were higher than, the median for its Lipper Group. The Trustees also considered the expenses incurred by WRIMCO to maintain the yield of the Fund at a minimum of at least two basis points.

The Trustees also considered that the Similar Funds had advisory fee schedules that were the same as the Fund’s advisory fee schedule and that there were no Other Accounts managed by WRIMCO or its affiliates with a similar investment objective and similar investment policies and strategies as the Fund. The Trustees considered the relevance of the fee information provided for the Similar Funds to evaluate the appropriateness and reasonableness of the Fund’s management fee.

Waddell & Reed Advisors Global Bond Fund

The Trustees considered that Waddell & Reed Advisors Global Bond Fund’s total return performance was higher than the Performance Universe median for the three-, five-, and seven-year periods also ended March 31, 2011 and higher than the Lipper index for the seven-year period also ended March 31, 2011. The Trustees also considered the information provided by WRIMCO in its Supplemental Response explaining that, among other factors, the Fund’s short duration and its U.S. dollar-denominated holdings had adversely affected the Fund’s performance over the three-year period as updated through May 31, 2011.

The Trustees considered the range and average of the management fees and expense ratios of the Peer Group. They considered that the Fund’s management fee was lower than the Peer Group median but that the Fund’s overall expense ratio was higher than the Peer Group median. They considered that the Fund’s non-management fee expenses were higher than the Peer Group median on an unadjusted basis but that, when adjusted for the Fund’s smaller average account size, the non-management fee expenses were lower than the Peer Group median. They also considered that, with the breakpoints in the fee schedule, the Fund’s effective management fees at various asset levels were lower than the median for its Lipper Group.

The Trustees also considered that the Similar Funds had an advisory fee schedule that was the same as the Fund’s advisory fee schedule, except that a Similar Fund’s advisory fee was higher for one asset level, and that there were no Other Accounts managed by WRIMCO or its affiliates with a similar investment objective and similar investment policies and strategies as the Fund. The Trustees considered the relevance of the fee information provided for the Similar Fund to evaluate the appropriateness and reasonableness of the Fund’s management fee.

2011	ANNUAL REPORT	103

Waddell & Reed Advisors Government Securities Fund

The Trustees considered that Waddell & Reed Advisors Government Securities Fund’s total return performance was lower than the Performance Universe median and the Lipper index for the one-, three-, five-, seven-, and ten-year periods. They also considered the information provided by WRIMCO in its Initial Response explaining that, among other factors, the Fund’s investments in mortgage-backed securities and real estate mortgage investment conduits and its duration had adversely affected the Fund’s performance over the three-year period. They further considered the year-to-date performance information through June 9, 2011, provided by WRIMCO in its Initial Response as well as the further information regarding duration provided by WRIMCO in its Supplemental Response.

The Trustees considered the range and average of the management fees and expense ratios of the Peer Group. They considered that the Fund’s management fee was lower than the Peer Group median and that the Fund’s overall expense ratio was equal to the Peer Group median. They considered that the Fund’s non-management fee expenses were higher than the Peer Group median on an unadjusted basis but that, when adjusted for the Fund’s smaller average account size, the non-management fee expenses were lower than the Peer Group median. They also considered that, with the breakpoints in the fee schedule, the Fund’s effective management fees at certain asset levels were lower than the median for its Lipper Group.

The Trustees also considered that there were no Similar Funds or Other Accounts managed by WRIMCO or its affiliates with a similar investment objective and similar investment policies and strategies as the Fund.

Waddell & Reed Advisors High Income Fund

The Trustees considered that Waddell & Reed Advisors High Income Fund’s total return performance was higher than the Performance Universe median for the one-, three- and five-year periods, equal to the Performance Universe median for the seven-year period and higher than the Lipper index for the one-, three-, five-, seven-, and ten-year periods.

The Trustees considered the range and average of the management fees and expense ratios of the Peer Group. They considered that the Fund’s management fee and overall expense ratio were higher than the Peer Group median. They considered that the Fund’s non-management fee expenses were higher than the Peer Group median on an unadjusted basis but that, when adjusted for the Fund’s smaller average account size, the non-management fee expenses were lower than the Peer Group median. They also considered that, with the breakpoints in the fee schedule, the Fund’s effective management fees at certain asset levels were lower than the median for its Lipper Group.

The Trustees also considered that the Similar Funds had advisory fee schedules that were the same as the Fund’s advisory fee schedule, except that one Similar Fund’s advisory fee was higher for one asset level, and that there were no Other Accounts managed by WRIMCO or its affiliates with a similar investment objective and similar investment policies and strategies as the Fund. The Trustees considered the relevance of the fee information provided for the Similar Funds to evaluate the appropriateness and reasonableness of the Fund’s management fee.

Waddell & Reed Advisors Municipal Bond Fund

The Trustees considered that Waddell & Reed Advisors Municipal Bond Fund’s total return performance was higher than the Performance Universe median and the Lipper index for the one-, three-, five-, seven-, and ten-year periods.

The Trustees considered the range and average of the management fees and expense ratios of the Peer Group. They considered that the Fund’s management fee and overall expense ratio were higher than the Peer Group median. They considered that the Fund’s non-management fee expenses were higher than the Peer Group median on an unadjusted basis but that, when adjusted for the Fund’s smaller average account size, the non-management fee expenses were lower than the Peer Group median. They also considered that, with the breakpoints in the fee schedule, the Fund’s effective management fees at certain asset levels were lower than the median for its Lipper Group, and at other asset levels were higher than or equal to the median for its Lipper Group.

The Trustees also considered that there was a Similar Fund that had an advisory fee schedule that was the same as the Fund’s advisory fee schedule, except that the Similar Fund’s advisory fee was higher for one asset level, and that there were no Other Accounts managed by WRIMCO or its affiliates with a similar investment objective and similar investment policies and strategies as the Fund. The Trustees considered the relevance of the fee information provided for the Similar Fund to evaluate the appropriateness and reasonableness of the Fund’s management fee.

Waddell & Reed Advisors Municipal High Income Fund

The Trustees considered that Waddell & Reed Advisors Municipal High Income Fund’s total return performance was higher than the Performance Universe median and the Lipper index for the one-, three-, five-, seven-, and ten-year periods.

104	ANNUAL REPORT	2011

The Trustees considered the range and average of the management fees and expense ratios of the Peer Group. They considered that the Fund’s management fee was lower than the Peer Group median and that the Fund’s overall expense ratio was higher than the Peer Group median. They considered that the Fund’s non-management fee expenses were higher than the Peer Group median on an unadjusted basis but that, when adjusted for the Fund’s smaller average account size, the non-management fee expenses were lower than the Peer Group median. They also considered that, with the breakpoints in the fee schedule, the Fund’s effective management fees at various asset levels were lower than the median for its Lipper Group.

The Trustees also considered that there was a Similar Fund that had an advisory fee schedule that was the same as the Fund’s advisory fee schedule, except that the Similar Fund’s advisory fee was higher for one asset level, and that there were no Other Accounts managed by WRIMCO or its affiliates with a similar investment objective and similar investment policies and strategies as the Fund. The Trustees considered the relevance of the fee information provided for the Similar Fund to evaluate the appropriateness and reasonableness of the Fund’s management fee.

Profitability and Economies of Scale

The Trustees also considered that the management fee structure of each Fund (other than Waddell & Reed Advisors Cash Management) includes breakpoints that provide for a reduction of payments to reflect anticipated economies of scale. The Trustees also considered the management fee rate reductions that became effective October 1, 2006, and remain in effect for Waddell & Reed Advisors Global Bond Fund, Waddell & Reed Advisors Government Securities Fund, Waddell & Reed Advisors High Income Fund, Waddell & Reed Advisors Municipal Bond Fund and Waddell & Reed Advisors Municipal High Income Fund and certain other funds in the Advisors Fund Complex, and the anticipated impact of the fee rate reduction for each of these Funds on its investment management fees and overall expense ratio. In concluding that the benefits accruing to WRIMCO and its affiliates by virtue of their relationship to each Fund were reasonable in comparison with the costs of providing the investment management services and the benefits accruing to the Fund, the Trustees considered specific data as to WRIMCO’s profit with respect to the Fund for a recent period. The Trustees also considered WRIMCO’s methodology for determining this data.

In determining whether to approve the proposed continuance of the Management Agreement as to a Fund, the Trustees considered the best interests of the Fund, the reasonableness of the management fee paid to WRIMCO under the Management Agreement, and the overall fairness of the Management Agreement. The Trustees considered the following factors to be of primary importance to their approval of the continuance of the Management Agreement as to a Fund, without any one factor being dispositive:

•	the performance of the Fund compared with the performance of its Performance Universe and with relevant indices;

•	the Fund’s investment management fees and total expenses compared with the management fees and total expenses of its Peer Group;

•	the existence or appropriateness of breakpoints in the Fund’s management fees;

•	the Fund’s investment management fees compared with the management fees of Similar Funds or Other Accounts managed by WRIMCO (or its affiliate), as applicable;

•	the cost/profitability to WRIMCO and any actual or anticipated economies of scale in relation to the services it provides to the Fund;

•	the other benefits that accrue to WRIMCO as a result of its relationship to the Fund; and

•	the favorable history, reputation, qualification and background of WRIMCO as well as the qualifications of its personnel.

Based on the discussions, considerations and information described generally above, including the evaluation provided by the independent fee consultant, the Board determined that each Fund’s Management Agreement is fair and reasonable and that continuance of the Management Agreement is in the best interests of the Fund. In reaching these determinations as to each Fund, the Board concluded that: the nature, extent and quality of the services provided by WRIMCO for the Fund are adequate and appropriate; the performance of the Fund was satisfactory (except for Waddell & Reed Advisors Bond Fund and Waddell & Reed Advisors Government Securities Fund, with respect to which the Board was satisfied with the discussions with WRIMCO); it retained confidence in WRIMCO’s overall ability to manage the Fund; and the management fee paid to WRIMCO is reasonable in light of comparative management fee information, the breakpoints in the proposed management fee for the Fund (other than Waddell & Reed Advisors Cash Management), the services provided by WRIMCO, the costs of the services provided, and the profits realized and other benefits likely to be derived by WRIMCO from its relationship with the Fund.

2011	ANNUAL REPORT	105

Summary Of Independent Fee Consultant Report

The Disinterested Trustees of Waddell & Reed Advisors Funds (“Advisors Funds”), Ivy Funds Variable Insurance Portfolios (“Ivy Funds VIP”) and Waddell & Reed InvestEd Portfolios (“Invested”) (collectively, and including their respective series, the “Funds”) appointed an Independent Fee Consultant (“IFC”) to manage the process by which proposed management fees paid by the Funds to Waddell & Reed Investment Management Company (“WRIMCO”) are negotiated. The IFC does not replace the Trustees in negotiating management fees and does not substitute his or her judgment for that of the Trustees about the reasonableness of the proposed fees.

The following is a summary of the Report’s discussion of the process and materials used by the Disinterested Trustees on August 10, 2011 in connection with the renewal of each Fund’s investment management agreement with WRIMCO, related materials and the IFC’s findings.

Analysis of the Process

The Report stated that the contract renewal process includes a number of sequential steps by which the Disinterested Trustees go about determining the reasonableness of the proposed management fees for the Funds in the context of their annual consideration of the proposed continuance of the Funds’ respective investment management agreements with WRIMCO and the sub-advisory agreements with certain sub-advisors to Funds within Ivy Funds VIP. The Report stated that the IFC participated throughout the contract renewal process.

Analysis of Materials

The Disinterested Trustees received and considered informational materials that were prepared by WRIMCO, Waddell & Reed, Inc. and Waddell & Reed Services Company (“WRSCO”) (collectively, “Waddell”) and The Lipper Company (“Lipper”) in response to the data requested by the Disinterested Trustees through each Fund’s Compliance & Governance Committee and K&L Gates LLP, counsel to the Funds and the Disinterested Trustees. The IFC used these materials and other information received by the Disinterested Trustees throughout the year to analyze trends and comparative information about the six factors discussed below.

(1) Nature and Quality of Services

The Report stated that the IFC’s experience is that mutual fund trustees should focus on longer-term performance during the contract renewal process (though they may choose to focus on shorter-term performance for other purposes). Accordingly, the Report concentrated on the Lipper 3-year performance data.

The Report stated that, overall, the Funds reflect strong comparative performance in the 3-, 5-, 7- and 10-year periods ended March 31, 2011. The 5- and 7-year performance has almost 80% of the Funds in the first two quartiles of their performance universes. The 3-year performance has 66% of the Funds in the first two quartiles. The Report noted that 1-year performance for the period ended March 31, 2011, has 77% of the Funds in the first two quartiles compared to 30% for the one-year period ended March 31, 2010.1

(2) Management Fees

The Report noted that the IFC reviewed how actual management fees for each of the Funds have changed in ranking from 2010 to 2011. With respect to the Funds within Advisors Funds, the Report stated that, in aggregate, 55% of the Funds within Advisors Funds have management fees above their peer group median a slight improvement over the 2010 median of 56%. The change in actual management fees, by Fund, range from a 2.3 basis point reduction to a 1.5 basis point increase. With respect to the Funds within Ivy Funds VIP, the Report stated that, in aggregate, 58% of the Funds (excluding the Pathfinder Portfolios) have management fees above their peer group median and noted that the average ranking of 59% had increased slightly from last year. With respect to the Funds within InvestEd, the Report noted that the percentile ranking was the highest possible because there are no management fees charged to these Funds.

The Report noted that, with the exception of the Ivy Funds VIP Energy Portfolio and Pathfinder Portfolios, all of the Advisors Funds and Ivy Funds VIP realized a reduction in total expense ratios between 2010 and 2011. The Report also noted that certain Funds have higher total expenses than the peer groups and that this is often caused by non-management fees. The Report commented that Waddell’s business model tends to result in higher non-management expenses. This business model targets the small- to mid-level investor population, an approach that has resulted in many smaller accounts relative to the general mutual fund industry.

(3) Possible Economies of Scale

The Report noted that all Funds except the money market Funds already have breakpoints in place that appear adequate in providing economies of scale.

1 The Report noted that the 2010 one-year performance is reflected in lower 3-year rankings for the current year.

106	ANNUAL REPORT	2011

(4) Management Fees for Other Clients

The Report noted that Advisors Funds and Ivy Funds VIP have Funds with similar investment strategies and, in general, these corresponding Funds have comparable contractual management fees. The Report stated that actual management fee variances can be explained by the larger average asset size of particular Funds within Advisors Funds, causing some of these Funds to reach breakpoints and reductions in management fees, or the fact that certain Funds have fee waivers. The Report further noted that the Funds within Advisors Funds or Ivy Funds VIP that correspond to funds within Ivy Funds having similar investment strategies also have comparable contractual management fees considering comparable asset levels and breakpoints.

The Report noted that WRIMCO manages money for different types of clients besides mutual funds. These include corporate and municipal pension funds and investment pools for wealthy individuals (collectively, “separate accounts”). Several of these separate accounts are managed with the same investment objective and in the same style as some of the Funds within Advisors Funds and Ivy Funds VIP. In most cases, the data provided by WRIMCO show that net management fees for the Funds are higher than that of the equivalent separate accounts. WRIMCO has explained these differences by reference to, among other factors, the different type of responsibilities borne by WRIMCO as a mutual fund manager and as a separate account manager. The IFC found these differences reasonable.

(5) and (6) WRIMCO Costs and Profitability

The Report noted that the disinterested trustees of mutual funds generally are required to consider the cost and profitability of the fund’s advisory contract to the adviser. WRIMCO provided an analysis of the profitability of each Fund. The IFC did not find the profit margins excessive.

The Report also noted that disinterested trustees often review the overall profitability of their funds to the funds’ investment advisers. Lipper provided benchmarks against which to evaluate the overall profitability of Waddell’s parent company and other public companies in the investment business. The Report found that this analysis places Waddell’s parent company near the median of its Lipper peers.

***

The Report concluded that the IFC monitored the contract renewal process, reviewed the materials, and reached the following conclusions: (1) the contract renewal process conducted under the supervision of the Disinterested Trustees has been careful, deliberate, and conscientious; (2) the materials were prepared without bias and in sufficient detail to facilitate meaningful decisions by the Disinterested Trustees and the Funds’ Boards of Trustees; and (3) the discussion which took place leading up to and at the meetings of the Disinterested Trustees and the Funds’ Boards of Trustees was substantive and conducted in accordance with the best interests of the shareholders of the Funds.

2011	ANNUAL REPORT	107

ANNUAL PRIVACY NOTICE

Waddell & Reed Advisors Funds

Waddell & Reed, Inc., the Waddell & Reed Advisors Funds, the Ivy Funds Variable Insurance Portfolios and the Waddell & Reed InvestEd Portfolios (“Waddell & Reed”) are committed to ensuring their clients have access to a broad range of products and services to help them achieve their personal financial goals. Accurate information lies at the heart of our pledge to provide these products and services, and we strive to protect your personal nonpublic information. In the course of doing business with Waddell & Reed, clients are requested to share financial information and they may be asked to provide other personal details. Clients can be assured that Waddell & Reed is diligent in its efforts to keep such information confidential.

Recognition of a Client’s Expectation of Privacy

At Waddell & Reed, we believe the confidentiality and protection of client information is one of our fundamental responsibilities. And while information is critical to providing quality service, we recognize that one of our most important assets is our clients’ trust. Thus, the safekeeping of client information is a priority for Waddell & Reed.

Information Collected

In order to tailor available financial products to your specific needs, Waddell & Reed may request that you complete a variety of forms that require nonpublic personal information about your financial history and other personal details, including but not limited to, your name, address, social security number, assets, income and investments. Waddell & Reed may also gather information about your transactions with us, our affiliates and others.

Categories of Information that may be Disclosed

While Waddell & Reed may disclose information it collects from applications and other forms, as described above, we at Waddell & Reed also want to assure all of our clients that whenever information is used, it is done with discretion. The safeguarding of client information is an issue we take seriously.

Categories of Parties to whom we disclose nonpublic personal information

Waddell & Reed may disclose nonpublic personal information about you to selectively chosen financial service providers, whom we believe have valuable products or services that could benefit you. Whenever we do this, we carefully review the company and the product or service to make sure that it provides value to our clients. We share the minimum amount of information necessary for that company to offer its product or service. We may also share information with unaffiliated companies that assist us in providing our products and services to our clients; in the normal course of our business (for example, with consumer reporting agencies and government agencies); when legally required or permitted in connection with fraud investigations and litigation; and at the request or with the permission of a client.

In addition, Waddell & Reed, Inc. has entered into a Protocol with a number of other brokerage firms intended to further our clients’ freedom of choice in connection with the movement of their financial advisors to new firms. In the event your account is maintained through Waddell & Reed, Inc. and your financial advisor leaves Waddell & Reed to join a firm that has likewise entered the Protocol, Waddell & Reed may disclose your name, address and telephone number to the departed advisor’s new firm.

Opt Out Right

If you prefer that we not disclose nonpublic personal information about you to nonaffiliated third parties, you may opt out of those disclosures; that is, you may direct us not to make those disclosures (other than disclosures permitted by law). If you wish to opt out of disclosures to nonaffiliated third parties, you may make this request in writing to: Waddell & Reed, Attn: Opt Out Notices, P.O. Box 29220, Shawnee Mission, KS 66201, or you may call 1.888.WADDELL and a Client Services Representative will assist you.

Confidentiality and Security

We restrict access to nonpublic personal information about you to those employees who need to know that information to provide products and services to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information. If you decide to close your account(s) or become an inactive client, we will adhere to the privacy policies and practices as described in this notice.

108	ANNUAL REPORT	2011

PROXY VOTING INFORMATION

Waddell & Reed Advisors Funds

Proxy Voting Guidelines

A description of the policies and procedures Waddell & Reed Advisors Funds uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1.888.WADDELL and (ii) on the Securities and Exchange Commission’s (SEC) website at www.sec.gov.

Proxy Voting Records

Information regarding how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on Form N-PX through Waddell & Reed’s website at www.waddell.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO SCHEDULE INFORMATION

Waddell & Reed Advisors Funds

Portfolio holdings can be found on the Trust’s website at www.waddell.com. Alternatively, a complete schedule of portfolio holdings of each Fund for the first and third quarters of each fiscal year is filed with the SEC and can be found on the Trust’s Form N-Q. These holdings may be viewed in the following ways:

•	On the SEC’s website at www.sec.gov.

•	For review and copy at the SEC’s Public Reference Room in Washington, DC. Information on the operations of the Public Reference Room may be obtained by calling 1.800.SEC.0330.

HOUSEHOLDING NOTICE

Waddell & Reed Advisors Funds

If you currently receive one copy of the shareholder reports and prospectus for your household (even if more than one person in your household owns shares of the Trust) and you would prefer to receive separate shareholder reports and prospectuses for each account holder living at your address, you can do either of the following:

Fax your request to 800.532.2749.

Write to us at the address listed on the back cover.

Please list each account for which you would like to receive separate shareholder reports and prospectus mailings. We will resume sending separate documents within 30 days of receiving your request.

TO ALL TRADITIONAL IRA PLANHOLDERS:

Waddell & Reed Advisors Funds

As required by law, we are hereby providing notice to you that income tax may be withheld automatically from any distribution or withdrawal from a traditional IRA. A Fund is generally required to withhold taxes unless you make a written election not to have taxes withheld. The election may be made on the distribution/withdrawal form provided by Waddell & Reed, Inc. which can be obtained from your Waddell & Reed financial advisor or by submitting Internal Revenue Service Form W–4P. Once made, an election can be revoked by providing written notice to Waddell & Reed, Inc. If you elect not to have tax withheld you may be required to make payments of estimated tax. Penalties may be imposed by the IRS if withholding and estimated tax payments are not adequate.

2011	ANNUAL REPORT	109

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110	ANNUAL REPORT	2011

The Waddell & Reed Advisors Funds Family

Global/International Funds

Waddell & Reed Advisors International Growth Fund

Domestic Equity Funds

Waddell & Reed Advisors Accumulative Fund

Waddell & Reed Advisors Core Investment Fund

Waddell & Reed Advisors Dividend Opportunities Fund

Waddell & Reed Advisors New Concepts Fund

Waddell & Reed Advisors Small Cap Fund

Waddell & Reed Advisors Tax-Managed Equity Fund

Waddell & Reed Advisors Value Fund

Waddell & Reed Advisors Vanguard Fund

Fixed Income Funds

Waddell & Reed Advisors Bond Fund

Waddell & Reed Advisors Global Bond Fund

Waddell & Reed Advisors Government Securities Fund

Waddell & Reed Advisors High Income Fund

Waddell & Reed Advisors Municipal Bond Fund

Waddell & Reed Advisors Municipal High Income Fund

Money Market Funds

Waddell & Reed Advisors Cash Management

Specialty Funds

Waddell & Reed Advisors Asset Strategy Fund

Waddell & Reed Advisors Continental Income Fund

Waddell & Reed Advisors Energy Fund

Waddell & Reed Advisors Science and Technology Fund

1.888.WADDELL

Visit us online at www.waddell.com

Investors should consider the investment objectives, risks, charges and expenses of a fund carefully before investing. For a prospectus containing this and other information for the Waddell & Reed Advisors Funds, call your financial advisor or visit us online at www.waddell.com. Please read the prospectus, or summary prospectus, carefully before investing.

2011	ANNUAL REPORT	111

ANN-WRA-FI (9-11)

ITEM 2.    CODE OF ETHICS

(a)	As of September 30, 2011, the Registrant has adopted a code of ethics (the “Code”), as defined in Item 2 of Form N-CSR, that applies to the Principal Executive Officer and Principal Financial Officer or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of this code of ethics is filed as an exhibit to this Form N-CSR.

(b)	There have been no amendments, during the period covered by this report, to a provision of the Code that applies to the registrant’s Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer or Controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the Code.

(c)	During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from a provision of the Code that applies to the registrant’s Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer or Controller, or persons performing similar functions, regardless of whether those individuals were employed by the registrant or a third party, that related to one or more of the items set forth in paragraph (b) of this item’s instructions.

ITEM 3.    AUDIT COMMITTEE FINANCIAL EXPERT

The Board of Trustees of the Registrant has determined that Albert W. Herman is an audit committee financial expert, as defined in Item 3 of Form N-CSR, serving on its audit committee. Mr. Herman is independent for purposes of Item 3 of Form N-CSR.

ITEM 4.    PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees

The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for each of the last two fiscal years are as follows:

2010	$122,680
2011	152,900

(b)	Audit-Related Fees

The aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s annual financial statements and are not reported under paragraph (a) of this Item are as follows:

2010	$11,922
2011	10,500

These fees are related to the review of Form N-1A.

(c)	Tax Fees

The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning are as follows:

2010	$15,800
2011	21,658

These fees are related to the review of the registrant’s tax returns.

(d)	All Other Fees

The aggregate fees billed for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this item are as follows:

2010	$2,675
2011	6,266

These fees are related to the review of internal control.

(e)(1)	Registrant’s audit committee considers with the principal accountants all audit services to be provided by the principal accountants and pre-approves all such audit services.

The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the registrant; provided that the pre-approval requirement does not apply to non-audit services that (i) were not identified as such at the time of the pre-approval and (ii) do not aggregate more than 5% of total fees paid to the principal accountants by the registrant during the fiscal year in which the services are provided, if the audit committee approves the provision of such non-audit services prior to the completion of the audit.

The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted and overseen by the investment advisor) or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant if the engagement relates directly to the operations or financial reporting of the registrant; provided that the pre-approval requirement does not apply to non-audit services that (i) were not identified as such at the time of the pre-approval and (ii) do not aggregate more than 5% of total fees paid to the principal accountants by the registrant for all services and by the registrant’s investment adviser for non-audit services if the engagement relates directly to the operations or financial reporting of the registrant during the fiscal year in which those services are provided, if the audit committee approves the provision of such non-audit services prior to the completion of the audit.

(e)(2)	None of the services described in each of paragraphs (b) through (d) of this Item were approved by the audit committee pursuant to the waiver provisions of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable

(g)	$30,397 and $38,424 are the aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the registrant. $157,174 and $248,505 are the aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(h)	Not Applicable.

ITEM 5.    AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6.    SCHEDULE OF INVESTMENTS.

(a)	See Item 1 Shareholder Report.

(b)	Not Applicable.

ITEM 7.    DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.    PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.    PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10.    SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees.

ITEM 11.    CONTROLS AND PROCEDURES.

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer, or persons performing similar functions, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, have concluded that such controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective and adequately designed to ensure that information required to be disclosed by the Registrant in its reports that it files or submits is accumulated and communicated to the Registrant’s management, including the Principal Executive Officer and Principal Financial Officer, or persons performing similar functions, as appropriate, to allow timely decisions regarding required disclosure.

(b)	There were no significant changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.    EXHIBITS.

(a)(1)  The Code described in Item 2 of this Form N-CSR.

Attached hereto as Exhibit 99.CODE.

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)).

Attached hereto as Exhibit 99.CERT.

(b)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)).

Attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Waddell & Reed Advisors Funds
(Registrant)

By	/s/ Mara D. Herrington
Mara D. Herrington, Vice President and Secretary

Date: November 30, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Henry J. Herrmann
Henry J. Herrmann, Principal Executive Officer

Date: November 30, 2011

By	/s/ Joseph W. Kauten
Joseph W. Kauten, Principal Financial Officer

Date: November 30, 2011